UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 333-135544

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

06	ANNUAL REPORT

RS Variable Products Trust

RS Core Equity VIP Series

12.31.06

RS Core Equity VIP Series

Portfolio Manager Biography	3

Letter from Portfolio Manager	3

Fund Performance	7

Understanding Your Fund’s Expenses	8

Financial Information

Schedule of Investments	9

Statement of Assets and Liabilities	11

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	18

Supplemental Information	19

Administration	25

RS Investments’ Senior Management Biographies	26

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Core Equity VIP Series

Manind V. Govil (RS Investments)

Has managed the RS Core Equity VIP Series since 2005 (includes time managing The Guardian Stock Fund). Mr. Govil joined RS Investments in October 2006 in connection with Guardian Investor Services LLC (GIS)’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, Mr. Govil was lead portfolio manager — core equity, at Mercantile. Mr. Govil received a B.A. degree from the University of Bombay, India, and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

Fund Philosophy

Seeks long-term growth of capital.

Investment Process

We seek investment opportunities across the entire market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that we believe are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

Intensive fundamental research is the cornerstone of our investment process, which involves a willingness to question consensus. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

We use a bottom-up investment process to invest in what we believe are the best individual stock opportunities within key market sectors. We also apply a risk-controlled portfolio construction process. As fundamental investors we use rigorous quantitative tools to help us screen a vast large-cap universe and highlight potentially mispriced securities as well as to manage our portfolio. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund.

Performance

The RS Core Equity Fund returned 5.54% during the fourth quarter vs. 6.70% for the S&P 500® Index1. The Fund was up 17.26% for the year compared with the benchmark, S&P 500® Index, which was up 15.79%.

Portfolio Review

For the fourth quarter, positive stock selection in financials was overcome by weaker results in health care and technology. Sector weights had a modestly negative impact on relative performance. MasterCard continued to provide a strong source of fourth quarter returns along with newly-public KBR, Inc. (a former Halliburton subsidiary) (1.2%) and the Mexican media giant Grupo Televisa (1.39%). Among the largest detractors to performance during the fourth quarter were Pfizer, Inc. (0.0%), Motorola, Inc. (0.0%) and Caterpillar, Inc. (2.1%).

Throughout 2006 relative performance was driven by stock selection, with virtually no net overall impact on the Fund from sector allocations. Relative to the benchmark, we benefited from our overweight position in telecom services. Our underweighting in energy cost

RS CORE EQUITY VIP SERIES	3

1	The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS Core Equity VIP Series (continued)

some performance relative to the benchmark. In both sectors, however, these allocation effects were overwhelmed by positive stock selection.

Stock selection was positive in seven of 10 major market sectors over the full year 2006. Top contributors were MasterCard Inc. (3.2%), AT&T, Inc. (4.0%), and Goldman Sachs Group, Inc. (2.7%).

MasterCard, the credit and debit payments network, is a household name. “Some things money can’t buy. For everything else there’s MasterCard.” We would love to hear from you about your experience vs. other cards such as Visa and American Express. MasterCard is a perfect example of our toll keeper stock. It was previously owned by a consortium of banks and run more like a cooperative transactional exchange for the benefit of its many owners, each of whom had a minimal financial stake in MasterCard’s success as a stand-alone entity. We believe that MasterCard was never managed to anywhere near its full profit potential. At the time of the public offering, we believed that the stock market did not fully appreciate MasterCard’s potential to drive profitability gains. Our analysis revealed substantial “low-hanging fruit” in terms of profit levers that management could utilize to boost profit growth in excess of rather timid consensus sales and earnings expectations. It was our belief that the key to unlocking this potential was change of ownership to public shareholders, essentially a shot of adrenaline to motivate the senior management team. We think Wall Street was most likely overly focused on the company’s litigation issues and did not fully appreciate the future potential to accelerate revenue and earnings and the management’s urgency to get there.

AT&T is a combination of SBC Communications, BellSouth, Cingular Wireless, and the old AT&T. It is déjà vu all over again. AT&T, the icon, was broken up after an antitrust case in 1984. Ma Bell, as it was subsequently known, has substantially put itself back together again. AT&T enjoys the competitive advantages associated with scale and robust end-to-end offerings. We believe the stock market did not appreciate the potential to accelerate cash flow. Our dividend portfolio manager and then telecom sector manager Ray Anello did a wonderful job of recognizing the efficiencies that could be created with these combinations.

Goldman Sachs is a global investment bank and securities firm. We have always been impressed by the talent at Goldman Sachs and how the company is very dynamic in response to the changing marketplace. There can be no better testament to talent than the fact that two of the U.S. Treasury secretaries over the past 10 years are Goldman Sachs alumni. In our opinion this company qualifies for the superior execution characteristic we discussed earlier. We believe the stock was mispriced when other peers sold at more expensive valuations. The Fund performed well with one of these peers, Lehman Brothers, and elected to reinvest the proceeds into Goldman Sachs. Our mid-cap portfolio manager and financials sector manager Ben Ram was instrumental in our investment in Goldman Sachs.

KB Home (1.2%), a leading national homebuilder was among our biggest detractor from performance. Stock prices had already fallen quite sharply from their mid-2005 peak when we invested in the company. Our analysis indicated that a housing slowdown was priced in. The slowdown so far has been in line with what we had modeled as part of our scenario analysis, but it appears the stock market expects fundamentals to further worsen before they get better and hence the decline in stock price. The stock has recovered from its low over the past few months, though it is still off our purchase price as orders appear to be stabilizing and sector meltdown fears from the summer months look to have been significantly overblown.

Personnel Update

We are pleased to announce the addition to our team of Adam Weiner as sector manager for industrial companies. Mr. Weiner joined us from Credit Suisse

Asset Management, where he had similar duties. Previously, he was an analyst at Credit Suisse First Boston and Morgan Stanley, after beginning his financial career at Dun & Bradstreet. Mr. Weiner brings a solid stock-picking track record and a wealth of experience to the RS Core Equity Team, which now numbers 12

4	RS CORE EQUITY VIP SERIES

investment professionals with more than a hundred years of combined experience. Here are the members who help manage your Fund:

Name	Responsibility
Mani Govil	Overall fund
Ray Anello	Energy and utilities
Joy Budzinski	Health care
Tony Gennaro	Internet, media, and telecommunications
Magnus Krantz	Technology
Eric Larson	Trading
Kristin Pak	Consumer
Ben Ram	Financials
Raman Vardharaj	Quantitative analysis
Adam Weiner	Industrials and materials
Tony Zaffaro	Trading
Matt Ziehl	Real estate investment trusts and hotels

Outlook

As a core offering, the RS Core Equity VIP Series seeks to deliver solid long-term results across the range of market environments. We believe over long periods of time, a consistent focus on fundamental research and disciplined stock selection is the key to building solid investment results.

Dispersion of valuation has narrowed over the past year. There seem to be fewer valuation anomalies. This backdrop leads us to favor the best-positioned companies with regard to market share and profitability across market sectors. We believe that companies that can grow market share will, by definition, post stronger growth in sales than their competitors and will likely outperform from an earnings standpoint as well; therefore they are likely to experience the best relative stock price gains. We do not let ourselves get distracted by short-term price movements. As bottom-up investors, this is how we approach the investing landscape as we seek to outperform the S&P 500 Index.

We wish to add a final point about the RS Core Equity VIP Series investment team. Over the past year and a half, we have diligently built a group of seasoned investment professionals with proven research and stock-picking ability and a team-player mentality. Together these individual attributes have fostered a performance-driven investment culture that is also mutually supportive and collegial.

Most important, we hold ourselves to the highest standards of professionalism and integrity for the benefit of our investors. Thank you for your investment in the RS Core Equity VIP Series and for your ongoing support. We promise to do our very best, and we appreciate your confidence in us.

Manind V. Govil

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

RS CORE EQUITY VIP SERIES	5

RS Core Equity VIP Series (continued)

Assets under Management $1,048,865,126	Data as of December 31, 2006

Sector Allocation vs. Index

Top Ten Holdings[1]

Company	Percentage of Total Net Assets
AT & T, Inc.	3.99%
J.P. Morgan Chase & Co.	3.68%
Apple Computer, Inc.	3.52%
MasterCard, Inc. - Class A	3.22%
Transocean, Inc.	2.94%
AES Corp.	2.88%
Goldman Sachs Group, Inc.	2.66%
Abbott Laboratories	2.55%
Wyeth	2.51%
Aon Corp.	2.50%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	RS CORE EQUITY VIP SERIES

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	10-Year Annualized Return	Annualized Return Since Fund Inception
RS Core Equity VIP Series	4/13/1983	17.26%	9.04%	4.49%	5.46%	11.81%
S&P 500® Index		15.79%	10.44%	6.19%	8.43%	12.68%

The Series is the successor to The Guardian Stock Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Growth of a Hypothetical $10,000 Investment If invested on 12/31/96

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Core Equity VIP Series and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

RS CORE EQUITY VIP SERIES	7

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06

Based on Actual Return	$1,000.00	$1,146.80	$3.08	0.57%

Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.33	$2.91	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	RS CORE EQUITY VIP SERIES

Schedule of Investments — RS Core Equity VIP Series

December 31, 2006

Shares		Value

Common Stocks — 99.0%
Aerospace and Defense — 3.0%
209,500	Boeing Co.	$18,611,980
168,000	General Dynamics Corp.	12,490,800

		31,102,780

Biotechnology — 1.8%
283,600	Gilead Sciences, Inc.*	18,414,148

Capital Markets — 4.4%
139,800	Goldman Sachs Group, Inc.	27,869,130
194,300	Legg Mason, Inc.	18,468,215

		46,337,345

Chemicals — 1.6%
256,400	Dow Chemical Co.	10,240,616
132,800	Rohm & Haas Co.	6,788,736

		17,029,352

Commercial Banks — 1.1%
156,400	PNC Financial Svcs. Group, Inc.	11,579,856

Commercial Services and Supplies — 0.6%
163,300	Robert Half Int’l., Inc.	6,061,696

Communications Equipment — 3.3%
376,000	Corning, Inc.*	7,034,960
469,800	Nokia Corp. ADR	9,546,336
464,300	QUALCOMM, Inc.	17,545,897

		34,127,193

Computers and Peripherals — 4.8%
435,300	Apple Computer, Inc.*	36,930,852
1,033,500	EMC Corp.*	13,642,200

		50,573,052

Construction and Engineering — 1.2%
484,760	KBR, Inc.*	12,681,322

Consumer Finance — 1.9%
395,400	Americredit Corp*	9,952,218
200,900	SLM Corp.	9,797,893

		19,750,111

Diversified Financial Services — 3.7%
798,300	J.P. Morgan Chase & Co.	38,557,890

Diversified Telecommunication Services — 4.0%
1,171,736	AT & T, Inc.	41,889,562

Electronic Equipment and Instruments — 0.9%
406,700	Jabil Circuit, Inc.	9,984,485

Energy Equipment and Services — 5.4%
823,100	Halliburton Co.	25,557,255
381,500	Transocean, Inc.*	30,859,535

		56,416,790

Food and Staples Retailing — 1.0%
223,900	Wal-Mart Stores, Inc.	10,339,702

Food Products — 2.9%
215,200	Campbell Soup Co.	8,369,128
378,300	General Mills, Inc.	21,790,080

		30,159,208

Gas Utilities — 1.8%
641,100	Enterprise Products Partners LP	18,579,078

Health Care Equipment and Supplies — 0.9%
124,030	Zimmer Hldgs., Inc.*	9,721,471

Shares		Value

Health Care Providers and Services — 2.8%
208,300	Medco Health Solutions, Inc.*	$11,131,552
338,900	UnitedHealth Group, Inc.	18,209,097

		29,340,649

Hotels, Restaurants and Leisure — 2.1%
508,800	McDonald’s Corp.	22,555,104

Household Durables — 2.5%
244,800	KB Home	12,553,344
476,900	Newell Rubbermaid, Inc.	13,806,255

		26,359,599

Independent Power Producers and Energy Traders — 2.9%
1,371,700	AES Corp.*	30,232,268

Industrial Conglomerates — 3.2%
633,500	General Electric Co.	23,572,535
322,700	Tyco Int’l. Ltd.	9,810,080

		33,382,615

Information Technology Services — 6.5%
647,000	Accenture Ltd. — Class A	23,893,710
157,234	Fidelity Nat’l. Information Svcs., Inc.	6,303,511
342,900	MasterCard, Inc. — Class A	33,772,221
195,000	Western Union Co.	4,371,900

		68,341,342

Insurance — 6.8%
344,400	American Int’l. Group, Inc.	24,679,704
742,400	Aon Corp.	26,236,416
306,541	Fidelity Nat’l. Financial — Class A	7,320,199
385,800	Genworth Financial, Inc. — Class A	13,198,218

		71,434,537

Internet Software and Services — 2.6%
440,800	eBay, Inc.*	13,254,856
30,100	Google, Inc. — Class A*	13,860,448

		27,115,304

Machinery — 2.1%
367,100	Caterpillar, Inc.	22,514,243

Media — 1.4%
534,900	Grupo Televisa S.A. ADR	14,447,649

Multiline Retail — 1.3%
368,800	Federated Department Stores, Inc.	14,062,344

Oil, Gas and Consumable Fuels — 5.0%
320,500	Chevron Corp.	23,566,365
278,500	Devon Energy Corp.	18,681,780
205,800	Noble Energy, Inc.	10,098,606

		52,346,751

Pharmaceuticals — 5.1%
548,200	Abbott Laboratories	26,702,822
517,600	Wyeth	26,356,192

		53,059,014

Road and Rail — 1.7%
245,400	Burlington Northern Santa Fe	18,112,974

Software — 2.5%
140,200	Amdocs Ltd.*	5,432,750
708,275	Microsoft Corp.	21,149,092

		26,581,842

Specialty Retail — 1.0%
339,000	Lowe’s Cos., Inc.	10,559,850

See notes to financial statements.

9

Schedule of Investments — RS Core Equity VIP Series (continued)

December 31, 2006

Shares		Value

Thrifts and Mortgage Finance — 1.7%
268,100	Federal Home Loan Mortgage Corp.	$18,203,990

Tobacco — 2.4%
294,000	Altria Group, Inc.	25,231,080

Wireless Telecommunication Services — 1.1%
257,800	America Movil SAB de C.V. ADR	11,657,716

	Total Common Stocks (Cost $905,903,878)	1,038,843,912

Other Investments - For Trustee Deferred Compensation Plan (1) — 0.0%
35	RS Emerging Growth Fund, Class A	$1,242
59	RS Global Natural Resources Fund, Class A	1,819
48	RS Growth Fund, Class A	725
134	RS Investors Fund, Class A	1,579
28	RS MidCap Opportunities Fund, Class A	399
17	RS Partners Fund, Class A	591
30	RS Smaller Company Growth Fund, Class A	639
15	RS Value Fund, Class A	399

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $7,393)	7,393

Short-Term Investment — 1.0%
	Federated Prime Obligations Fund (2) (Cost $9,991,895)	$9,991,895

Total Investments — 100.0% (Cost $915,903,166)		1,048,843,200
Cash, Receivables, and Other Assets Less Liabilities — 0.0%		21,926

Net Assets — 100%		$1,048,865,126

*	Non-income producing security.
(1)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(2)	Money Market Fund registered under the Investment Company Act of 1940.

Glossary:

ADR — American Depositary Receipt.

See notes to financial statements.

10

Financial Information — RS Core Equity VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $915,903,166)	$1,048,843,200
Dividends receivable	788,064
Receivable for fund shares sold	86,755
Interest receivable	53,083
Prepaid insurance	13,484

Total Assets	1,049,784,586

LIABILITIES
Payable for fund shares redeemed	287,379
Accrued expenses	168,662
Due to custodian	7,393
Deferred trustees’ compensation	7,393
Due to Adviser	448,633

Total Liabilities	919,460

Net Assets	$1,048,865,126

COMPONENTS OF NET ASSETS
Paid-in capital	$1,336,023,815
Undistributed net investment income	403,986
Accumulated net realized loss on investments	(420,502,709)
Net unrealized appreciation of investments	132,940,034

Net Assets	$1,048,865,126

Shares of beneficial interest outstanding with no par value	31,152,199

Net Asset Value Per Share	$33.67

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$17,147,903
Interest	578,260
Less: Foreign tax withheld	(70,583)

Total Income	17,655,580

Expenses:
Investment advisory fees — Note B	5,086,092
Trustees’ fees — Note B	151,413
Custodian fees	146,215
Printing expense	141,735
Audit fees	101,812
Insurance expense	68,572
Legal fees	51,675
Loan commitment fees — Note F	16,149
Registration fees	6,371
Other	2,606

Total Expenses before Custody credits	5,772,640
Less: Custody credits — Note A	(693)

Expenses Net of Custody credits	5,771,947

Net Investment Income	11,883,633

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments — Note A	109,138,789
Net change in unrealized appreciation of investments — Note C	41,502,180

Net Realized and Unrealized Gain on Investments	150,640,969

NET INCREASE IN NET ASSETS FROM OPERATIONS	$162,524,602

See notes to financial statements.

11

Financial Information — RS Core Equity VIP Series (continued)

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$11,883,633	$18,438,411
Net realized gain on investments	109,138,789	82,377,554
Net change in unrealized appreciation of investments	41,502,180	(61,998,935)

Net Increase in Net Assets Resulting from Operations	162,524,602	38,817,030

Dividends to Shareholders from:
Net investment income	(19,311,193)	(12,958,536)

From Capital Share Transactions:
Net decrease in net assets from capital share transactions — Note E	(129,582,259)	(251,827,836)

Net Increase/(Decrease) in Net Assets	13,631,150	(225,969,342)

NET ASSETS:

Beginning of year	1,035,233,976	1,261,203,318

End of year*	$1,048,865,126	$1,035,233,976

* Includes undistributed net investment income of	$403,986	$8,000,130

See notes to financial statements.

12

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$29.29	$28.42	$27.30	$22.71	$28.94

Net investment income	0.39	0.50	0.39	0.28	0.24
Net realized and unrealized gain/(loss)	4.59	0.70	1.23	4.57	(6.25)

Total from Investment Operations	4.98	1.20	1.62	4.85	(6.01)

Dividends to Shareholders from:
Net Investment Income	(0.60)	(0.33)	(0.50)	(0.26)	(0.22)

Net asset value, end of year	$33.67	$29.29	$28.42	$27.30	$22.71

Total Return*	17.26%	4.30%	6.00%	21.45%	(20.88)%

Net assets, end of year (thousands)	$1,048,865	$1,035,234	$1,261,203	$1,454,546	$1,365,328
Net ratio of expenses to average net assets	0.57%	0.56%	0.54%	0.54%	0.54%
Net ratio of net investment income to average net assets	1.17%	1.67%	1.29%	1.06%	0.85%
Portfolio turnover rate	85%	103%	76%	77%	65%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

13

Notes to Financial Statements — RS Core Equity VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Core Equity VIP Series (the “Fund” or “CEV”) is a series of the Trust. CEV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian Stock Fund (“GSF”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of CEV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

CEV is permitted to buy international securities that are not U.S. dollar denominated. CEV’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which CEV earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains

14

or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

CEV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by CEV. When forward contracts are closed, CEV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. CEV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

CEV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, CEV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by CEV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by CEV. The daily changes in the variation margin are recognized as unrealized gains or losses by CEV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, CEV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for CEV. Net realized short-term and long-term capital gains for CEV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of CEV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

Ordinary Income
2006	$19,311,193
2005	12,958,536

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post- October Loss)	Unrealized Appreciation
$411,379	$(419,817,030)	$132,254,354

Taxes

CEV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in CEV have been provided for in accordance with the applicable country’s tax rules and rates.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(83,266,729)	2009
	(240,321,401)	2010
	(95,938,938)	2011

Total	$(419,527,068)

15

Notes to Financial Statements — RS Core Equity VIP Series (continued)

December 31, 2006

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2006, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized loss on investments. Increases/(decreases) to the various capital accounts were as follows:

Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$—	$(168,584)	$168,584

Custody Credits

CEV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, CEV’s custodian fees were reduced by $693. CEV could have employed the uninvested assets to produce income if CEV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. RS Investments, as adviser, provides day-to-day investment advisory services to CEV. Fees for investment advisory services are at an annual rate of 0.50% of the average daily net assets of the Fund.

For services under a Sub-Administration and Accounting Services Agreement, GIS receives fees at an annual rate of 0.052% of CEV’s average daily net assets from RS Investments.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.57% of the average daily net assets of CEV. No subsidy of the ordinary operating expenses of CEV was required for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $859,662,049 and $991,524,630, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2006 aggregated $155,273,292 and $23,018,938, respectively, resulting in net unrealized appreciation of $132,254,354. The cost of investments owned at December 31, 2006 for federal income tax purposes was $916,588,846.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of

16

the collateral falls below the value of the repurchase price plus accrued interest, CEV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, CEV maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for CEV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	1,388,085	919,355	$42,985,511	$25,782,156
Shares issued in reinvestment of dividends	643,933	468,155	19,311,192	12,958,536
Shares repurchased	(6,223,863)	(10,428,273)	(191,878,962)	(290,568,528)

Net decrease	(4,191,845)	(9,040,763)	$(129,582,259)	$(251,827,836)

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Core Equity VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Core Equity VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

18

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian Stock Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Variable Contract Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS Core Equity VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
28,165,504.886	1,203,041.875	3,040,986.506	32,409,533.267

19

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

20

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

21

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

22

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

23

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

25

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

26	RS CORE EQUITY VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS CORE EQUITY VIP SERIES	27

06	ANNUAL REPORT

RS Variable Products Trust

RS Small Cap Core Equity VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Small Cap Core Equity VIP Series

Matthew P. Ziehl (RS Investments)

has managed the RS Small Cap Core Equity VIP Series since 2002 (includes time managing The Guardian Small Cap Stock Fund). Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

Fund Philosophy

Seeks long-term growth of capital.

Investment Process

We seek investment opportunities across the entire U.S. small-cap market spectrum, from growth stocks to value stocks. In our view “growth,” “value,” and “core” represent a continuum of investing rather than opposing or incompatible strategies. We do not employ preset hurdles for earnings growth or limits on valuation metrics; rather we look for stocks that are mispriced relative to a company’s underlying fundamental prospects, creating an opportunity where potential reward significantly outweighs risk.

We use a bottom-up investment process to invest in what we believe to be the best individual stock opportunities within all the key market sectors. As fundamental investors we also use rigorous quantitative tools to help us screen a vast small-cap universe and highlight stocks that appear to be attractive on both earnings and valuation metrics. Then our team of sector managers analyzes the fundamentals and the valuations of these individual companies to assess their risk/reward profiles and decide whether to recommend particular stocks for the Fund. Key elements of our research process include judging the skill, track record, and integrity of a company’s management as well as analyzing the company’s market share and profitability trends vs. peer companies.

Performance

The RS Small Cap Core Equity VIP Series trailed the benchmark, Russell 2000® Index1, during the fourth quarter’s market rally, returning 7.78% vs. 8.90% for the benchmark. For the full year, the Fund returned 17.17% vs. 18.37% for the Index.

Portfolio Review

Relative performance was driven primarily by stock selection, which was strongly positive in technology, health care, and energy, but quite weak in industrials. Performance was also hurt modestly by the Fund’s underweight positions in basic materials and utilities, which were among the benchmark’s strongest groups.

In technology, we focused on growth areas, such as the enabling of personal and business communications. This niche generated one of the Fund’s best performers: Polycom, Inc. (1.7%) a maker of audio- and videoconferencing equipment. Polycom experienced strong demand growth on the videoconferencing side of its business in 2006, and recent investor excitement about the company’s newly launched high-definition (HD) videoconferencing systems is building. We think these systems should sell at higher prices and profit margins than non-HD gear, and demand growth among corporations is likely to follow the pattern set by consumers,

[1]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses

RS SMALL CAP CORE EQUITY VIP SERIES	3

RS Small Cap Core Equity VIP Series (continued)

who have responded favorably to the improved quality of HD television images.

Our top contributor in the health care space was Immucor, which makes automated systems and consumable reagents for analyzing and typing blood and blood components, thereby ensuring improved safety prior to transfusions. Immucor is already the number one player in the United States, and we believe it is gaining share in Europe with its Galileo system for hospitals and blood banks. It is also on the verge of launching a cost-effective solution for smaller health care facilities. We think this strategy should greatly expand the company’s addressable market and help maintain its rapid growth pace.

Ironically, our two best-performing sectors — technology and health care — also gave us two of our worst-performing individual stocks. In health care we were hurt by Discovery Labs (0.0%), a development-stage pharmaceutical company developing a synthetic version of a lung surfactant for premature infants. Clinical trials demonstrated the product’s superiority to animal-derived surfactins in terms of efficacy and lower potential for allergic reactions. In early 2006, however, the company announced a major setback to commercialization of this product due to manufacturing issues that caused the product to be unstable after production. A similar issue arose in 2005, and we had held on to the stock because we believed that management would quickly correct the problem and the drug would then be approved by the federal Food and Drug Administration (FDA). After the second setback, we liquidated the position at a loss.

NetLogic Microsystems, Inc. (1.69%) a specialized networking semiconductor maker, was another significant detractor from performance. NetLogic’s processors allow advanced networking and Internet functionality, primarily by enabling the analysis and routing of information on the network down to the level of individual data packets. After strong results early in the year, the company found itself with an inventory glut after its largest customer abruptly stopped ordering during the second quarter, causing an earnings miss. Production bottlenecks at NetLogic leading into 2006 had apparently led the customer to order an excess of product to safeguard against component shortages in its high-end router products. Despite this execution stumble causing an inventory spike, we added to the position on weakness as the production problem appeared largely fixed and the inventory issue temporary. We view NetLogic as a strong player in a secular growth space, trading at a depressed stock valuation.

Personnel Update

We are pleased to announce the addition to our team of Adam Weiner as sector manager for industrial companies. Mr. Weiner joined us from Credit Suisse Asset Management, where he had similar duties. Previously, he was an analyst at Credit Suisse First Boston and Morgan Stanley, after beginning his financial career at Dun & Bradstreet. Mr. Weiner brings a solid stock-picking track record and a wealth of experience to the RS Core Equity Team, which now numbers 12 investment professionals with more than a hundred years of combined experience. As portfolio manager I feel privileged to work with this fine team of individuals, and I firmly believe that we have the people and the process to deliver solid investment results in the future.

Most important, we hold ourselves to the highest standards of professionalism and integrity for the benefit of our Fund investors.

Outlook

During the fourth quarter, we increased the Fund’s health care weighting and trimmed positions in industrial names. Much of the reduction was in transportation stocks, which we believed had experienced their peak earnings growth for the current economic cycle. As we move into 2007, health care and technology remain our largest overweighted sectors vs. the benchmark, while industrials, utilities, and basic materials are underweighted. Consistent with our bottom-up style, we are seeking compelling individual stock ideas rather than any overarching themes or predictions of relative sector returns.

One of the health care ideas we added during the fourth quarter is Mentor Corp. (1.2%), a leading maker

4	RS SMALL CAP CORE EQUITY VIP SERIES

of silicone breast implants. We purchased the stock expecting that the FDA would approve silicone implants for a full-scale return to the U.S. market after being withdrawn roughly 15 years ago (except for limited circumstances and participants enrolled in a long-term study). Following exhaustive testing and multiyear safety follow-ups with thousands of patients, the FDA approved silicone implants for cosmetic augmentation in November, shortly after we bought the stock. Because a majority of U.S. surgeons who perform implant procedures were part of the extended trial, doctor training and certification are not major hurdles, which is often the case with a new type of medical device or procedure. From the demand side, we expect a fairly steady conversion of future procedures from saline implants to silicone, as silicone is generally considered the better product. This is certainly true in Europe, where silicone implants were never taken off the market, and silicone’s market share is close to 90%.

Thank you for your investment in the RS Small Cap Core Equity VIP Series and for your ongoing support. We strive for investment excellence to reward the confidence you have shown in us.

Matthew P. Ziehl

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

Small cap investing entails special risks, as small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

RS SMALL CAP CORE EQUITY VIP SERIES	5

RS Small Cap Core Equity VIP Series (continued)

6	RS SMALL CAP CORE EQUITY VIP SERIES

Assets Under Management: $233,009,692	Data as of December 31, 2006

                                    [GRAPHIC]
Sector Allocation vs. Index

Top Ten Holdings[1]

Company	Percentage of Total Net Assets
TETRA Technologies, Inc.	2.91%
Digital Realty Trust, Inc.	2.48%
Trident Microsystems, Inc.	2.40%
Orient-Express Hotels Ltd. - Class A	2.35%
Korn/Ferry Int’l.	2.21%
WebEx Comm., Inc.	2.21%
Blackboard, Inc.	2.03%
Informatica Corp.	1.94%
Int’l. Securities Exchange, Inc.	1.85%
Psychiatric Solutions, Inc.	1.83%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

Performance Update as of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Return Since Fund Inception
RS Small Cap Core Equity VIP Series	7/16/1997	17.17%	10.57%	10.38%	10.17%
Russell 2000® Index		18.37%	13.56%	11.39%	8.60%

The Series is the successor to The Guardian Small Cap Stock Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Growth of a Hypothetical $10,000 Investment If invested on 7/16/97

The chart above shows the performance of a hypothetical $10,000 investment made in RS Small Cap Core Equity VIP Series and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

RS SMALL CAP CORE EQUITY VIP SERIES	7

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06

Based on Actual Return	$1,000.00	$1,100.60	$4.50	0.85%

Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	RS SMALL CAP CORE EQUITY VIP SERIES

Schedule of Investments — RS Small Cap Core Equity VIP Series

December 31, 2006

Shares		Value

Common Stocks — 99.0%
Aerospace and Defense — 2.5%
92,300	AAR Corp.*	$2,694,237
118,400	BE Aerospace, Inc.*	3,040,512

		5,734,749

Airlines — 1.0%
94,300	Skywest, Inc.	2,405,593

Biotechnology — 1.4%
15,500	Digene Corp.*	742,760
110,300	Keryx Biopharmaceuticals, Inc.*	1,466,990
43,500	Progenics Pharmaceuticals, Inc.*	1,119,690

		3,329,440

Capital Markets — 2.8%
27,800	Affiliated Managers Group, Inc.*	2,922,614
84,100	Investment Technology Group, Inc.*	3,606,208

		6,528,822

Chemicals — 0.8%
30,700	Cytec Inds., Inc.	1,734,857

Commercial Banks — 4.6%
88,500	Center Financial Corp.	2,121,345
86,600	East West Bancorp, Inc.	3,067,372
32,100	IBERIABANK Corp.	1,895,505
49,500	PrivateBancorp, Inc.	2,060,685
51,200	Signature Bank*	1,586,176

		10,731,083

Commercial Services and Supplies — 4.9%
96,600	Administaff, Inc.	4,131,582
224,700	Korn/Ferry Int’l.*	5,159,112
110,800	Labor Ready, Inc.*	2,030,964

		11,321,658

Communications Equipment — 2.4%
68,900	Blue Coat Systems, Inc.*	1,650,155
127,600	Polycom, Inc.*	3,944,116

		5,594,271

Computers and Peripherals — 1.3%
217,200	Palm, Inc.*	3,060,348

Diversified Financial Services — 2.8%
101,255	Apollo Investment Corp.	2,268,112
92,300	Int’l. Securities Exchange, Inc.	4,318,717

		6,586,829

Electric Utilities — 0.8%
48,100	ITC Hldgs. Corp.	1,919,190

Electronic Equipment and Instruments — 2.7%
129,950	Benchmark Electronics, Inc.*	3,165,582
131,900	Plexus Corp.*	3,149,772

		6,315,354

Energy Equipment and Services — 4.2%
87,700	Teekay LNG Partners LP	2,921,287
265,100	TETRA Technologies, Inc.*	6,781,258

		9,702,545

Food Products — 2.8%
126,900	Flowers Foods, Inc.	3,425,031
118,800	Reddy Ice Hldgs., Inc.	3,067,416

		6,492,447

Shares		Value

Gas Utilities — 1.8%
63,900	DCP Midstream Partners LP	$2,207,745
70,700	Hiland Hldgs. GP LP*	2,043,230

		4,250,975

Health Care Equipment and Supplies — 11.3%
200,900	American Medical Systems Hldgs., Inc.*	3,720,668
128,100	Conceptus, Inc.*	2,727,249
42,000	DJ Orthopedics, Inc.*	1,798,440
39,000	Hologic, Inc.*	1,843,920
130,000	Immucor, Inc.*	3,799,900
45,300	Integra LifeSciences Hldgs.*	1,929,327
57,500	Kensey Nash Corp.*	1,828,500
58,600	Mentor Corp.	2,863,782
124,700	NuVasive, Inc.*	2,880,570
97,500	SonoSite, Inc.*	3,015,675

		26,408,031

Health Care Providers and Services — 2.7%
60,666	Amedisys, Inc.*	1,994,091
113,900	Psychiatric Solutions, Inc.*	4,273,528

		6,267,619

Health Care Technology — 0.6%
40,170	Vital Images, Inc.*	1,397,916

Hotels, Restaurants and Leisure — 5.2%
78,000	Cheesecake Factory, Inc.*	1,918,800
48,300	Chipotle Mexican Grill, Inc. - Class A*	2,753,100
65,500	Domino’s Pizza, Inc.	1,834,000
115,900	Orient-Express Hotels Ltd. - Class A	5,484,388

		11,990,288

Insurance — 2.7%
67,600	Endurance Specialty Hldgs. Ltd.	2,472,808
78,500	Hanover Insurance Group, Inc.	3,830,800

		6,303,608

Internet Software and Services — 3.2%
267,481	TheStreet.com, Inc.	2,380,581
147,800	WebEx Comm., Inc.*	5,156,742

		7,537,323

Machinery — 1.1%
67,000	Gardner Denver, Inc.*	2,499,770

Metals and Mining — 1.7%
86,900	Century Aluminum Co.*	3,880,085

Multiline Retail — 1.5%
102,900	Bon-Ton Stores, Inc.	3,565,485

Oil, Gas and Consumable Fuels — 2.6%
136,100	Bill Barrett Corp.*	3,703,281
232,400	Geomet, Inc.*	2,416,960

		6,120,241

Pharmaceuticals — 1.0%
42,300	New River Pharmaceuticals, Inc.*	2,314,233

Real Estate Investment Trusts — 7.2%
174,400	Ashford Hospitality Trust	2,171,280
170,200	DiamondRock Hospitality Co.	3,065,302
168,600	Digital Realty Trust, Inc.	5,771,178
80,800	New Plan Excel Realty Trust	2,220,384
92,100	Tanger Factory Outlet Centers, Inc.	3,599,268

		16,827,412

See notes to financial statements.

9

Schedule of Investments — RS Small Cap Core Equity VIP Series (continued)

December 31, 2006

Shares		Value

Semiconductors and Semiconductor Equipment — 5.2%
174,200	Netlogic Microsystems, Inc.*	$3,778,398
307,300	Trident Microsystems, Inc.*	5,586,714
58,600	Varian Semiconductor Equipment Assoc., Inc.*	2,667,472

		12,032,584

Software — 7.0%
121,200	Ansoft Corp.*	3,369,360
157,500	Blackboard, Inc.*	4,731,300
66,100	FactSet Research Systems, Inc.	3,733,328
369,700	Informatica Corp.*	4,514,037

		16,348,025

Specialty Retail — 6.3%
72,000	Aeropostale, Inc.*	2,222,640
131,200	bebe stores, inc.	2,596,448
78,800	Heelys, Inc.*	2,530,268
92,800	Men’s Wearhouse, Inc.	3,550,528
99,200	Pacific Sunwear of California, Inc.*	1,942,336
59,900	Zumiez, Inc.*	1,769,446

		14,611,666

Textiles, Apparel and Luxury Goods — 1.4%
126,600	Carter’s, Inc.*	3,228,300

Thrifts and Mortgage Finance — 1.5%
128,300	BankUnited Financial Corp. — Class A	3,587,268

	Total Common Stocks (Cost $198,877,715)	230,628,015

Other Investments — For Trustee Deferred Compensation Plan (1) — 0.0%
8	RS Emerging Growth Fund, Class A	$275
13	RS Global Natural Resources Fund, Class A	403
11	RS Growth Fund, Class A	161
30	RS Investors Fund, Class A	350
6	RS MidCap Opportunities Fund, Class A	88
4	RS Partners Fund, Class A	131
7	RS Smaller Company Growth Fund, Class A	141
3	RS Value Fund, Class A	88

	Total Other Investments — For Trustee Deferred Compensation Plan (Cost $1,637)	1,637

Short-Term Investment — 1.0%
	Federated Prime Obligations Fund(2) (Cost $2,487,395)	$2,487,395

Total Investments — 100.0% (Cost $201,366,747)		233,117,047
Liabilities in Excess of Cash, Receivables and Other Assets — 0.0%		(107,355)

Net Assets — 100%		$233,009,692

*	Non-income producing security.
(1)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(2)	Money Market Fund registered under the Investment Company Act of 1940.

See notes to financial statements.

10

Financial Information — RS Small Cap Core Equity VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $201,366,747)	$233,117,047
Dividends receivable	203,617
Interest receivable	11,375
Receivable for fund shares sold	6,381
Prepaid insurance	3,226

Total Assets	233,341,646

LIABILITIES
Payable for fund shares redeemed	132,299
Accrued expenses	47,037
Due to custodian	1,637
Deferred trustees’ compensation	1,637
Due to Adviser	149,344

Total Liabilities	331,954

Net Assets	$233,009,692

COMPONENTS OF NET ASSETS
Paid-in capital	$195,212,078
Undistributed net investment income	283,520
Accumulated net realized gain on investments	5,763,794
Net unrealized appreciation of investments	31,750,300

Net Assets	$233,009,692

Shares of beneficial interest outstanding with no par value	15,502,791

Net Asset Value Per Share	$15.03

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$2,129,320
Interest	182,082

Total Income	2,311,402

Expenses:
Investment advisory fees — Note B	1,789,055
Custodian fees	95,207
Printing expense	43,709
Trustees’ fees — Note B	36,508
Audit fees	28,648
Insurance expense	16,338
Legal fees	13,729
Loan commitment fees — Note F	4,128
Registration fees	1,380
Other	505

Total Expenses before Custody credits	2,029,207
Less: Custody credits — Note A	(1,325)

Expenses Net of Custody credits	2,027,882

Net Investment Income	283,520

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments — Note A	23,342,844
Net change in unrealized appreciation of investments — Note C	15,006,687

Net Realized and Unrealized Gain on Investments	38,349,531

NET INCREASE IN NET ASSETS FROM OPERATIONS	$38,633,051

See notes to financial statements.

11

Financial Information — RS Small Cap Core Equity VIP Series (continued)

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$283,520	$597,370
Net realized gain on investments	23,342,844	28,758,714
Net change in unrealized appreciation of investments	15,006,687	(33,349,898)

Net Increase/(Decrease) in Net Assets Resulting from Operations	38,633,051	(3,993,814)

Dividends and Distributions to Shareholders from:
Net investment income	—	(539,657)
Net realized gain on investments	(21,654,308)	(44,506,200)

Total Dividends and Distributions to Shareholders	(21,654,308)	(45,045,857)

From Capital Share Transactions:
Net decrease in net assets from capital share transactions — Note E	(23,047,561)	(16,191,071)

Net Decrease in Net Assets	(6,068,818)	(65,230,742)

NET ASSETS:

Beginning of year	239,078,510	304,309,252

End of year*	$233,009,692	$239,078,510

* Includes undistributed net investment income of:	$283,520	$—

See notes to financial statements.

12

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$14.13	$17.22	$17.83	$12.43	$14.71

Net investment income/(loss)	0.02	0.04	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain/(loss)	2.35	(0.08)	2.66	5.44	(2.27)

Total from Investment Operations	2.37	(0.04)	2.61	5.40	(2.28)

Dividends from net investment income	—	(0.04)	—	—	(0.00	)(a)
Distributions from net realized capital gains	(1.47)	(3.01)	(3.22)	—	—

Total Dividends and Distributions	(1.47)	(3.05)	(3.22)	—	(0.00)

Net asset value, end of year	$15.03	$14.13	$17.22	$17.83	$12.43

Total Return*	17.17%	0.16%	15.17%	43.44%	(15.50)%

Net assets, end of year (thousands)	$233,010	$239,079	$304,309	$303,927	$228,953
Net ratio of expenses to average net assets	0.85%	0.84%	0.82%	0.83%	0.84%
Net ratio of net investment income/(loss) to average net assets	0.12%	0.24%	(0.28)%	(0.24)%	(0.05)%
Portfolio turnover rate	136%	133%	125%	107%	109%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Rounds to less than $0.01.

See notes to financial statements.

13

Notes to Financial Statements — RS Small Cap Core Equity VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Small Cap Core Equity VIP Series (the “Fund” or “SCV”) is a series of the Trust. SCV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian Small Cap Stock Fund (“GSCSF”), a series (“Predecessor Fund”) of GIAC Funds, Inc. was reorganized into the Fund, effective October 9, 2006 pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of SCV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

SCV is permitted to buy international securities that are not U.S. dollar denominated. SCV’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which SCV earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change

14

in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

SCV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by SCV. When forward contracts are closed, SCV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. SCV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for SCV. Net realized short-term and long-term capital gains for SCV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of SCV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$3,086,381	$18,567,927	$21,654,308
2005	9,652,253	35,393,604	45,045,857

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Capital Gain	Unrealized Appreciation
$3,794,425	$3,071,242	$30,933,585

Taxes

SCV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in SCV have been provided for in accordance with the applicable country’s tax rules and rates.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Custody Credits

SCV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, SCV’s custodian fees were reduced by $1,325. SCV could have employed the uninvested assets to produce income if SCV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser

15

Notes to Financial Statements — RS Small Cap Core Equity VIP Series (continued)

December 31, 2006

and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. RS Investments, as adviser, provides day-to-day investment advisory services to SCV. Fees for investment advisory services are at an annual rate of 0.75% of the average daily net assets of the Fund.

For services under a Sub-Administration and Accounting Services Agreement, GIS receives fees at an annual rate of 0.078% of SCV’s average daily net assets from RS Investments.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.85% of the average daily net assets of SCV. No subsidy of the ordinary operating expenses of SCV was required for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $318,691,593 and $362,950,091, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2006 aggregated $31,884,933 and $951,348, respectively, resulting in net unrealized appreciation of $30,933,585. The cost of investments owned at December 31, 2006 for federal income tax purposes was $202,183,462.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, SCV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, SCV maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for SCV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	1,416,254	1,563,547	$21,648,107	$24,510,981
Shares issued in reinvestment of dividends and distributions	1,470,317	3,100,696	21,654,308	45,045,857
Shares repurchased	(4,299,080)	(5,417,150)	(66,349,976)	(85,747,909)

Net decrease	(1,412,509)	(752,907)	$(23,047,561)	$(16,191,071)

16

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Small Cap Core Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Core Equity VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

18

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian Small Cap Stock Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between GIAC Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS Small Cap Core Equity VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
13,956,052.072	454,557.527	1,151,099.632	15,561,709.230

19

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

20

Supplemental Information — Unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

21

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

22

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

23

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

25

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

26	RS SMALL CAP CORE EQUITY VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS SMALL CAP CORE EQUITY VIP SERIES	27

06	ANNUAL REPORT

RS Variable Products Trust

RS Large Cap Value VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Large Cap Value VIP Series

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the RS Large Cap Value VIP Series. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund’s portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund.

John Leonard (UBS Global Asset Management (Americas) Inc.)

is the Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991.

Thomas M. Cole (UBS Global Asset Management (Americas) Inc.)

is Head of Research — North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995.

Thomas Digenan (UBS Global Asset Management (Americas) Inc.)

has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001.

Scott Hazen (UBS Global Asset Management (Americas) Inc.)

has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management.

RS LARGE CAP VALUE VIP SERIES	3

Fund Philosophy

The RS Large Cap Value VIP Series seeks to maximize total return, consisting of capital appreciation and current income by investing principally in large capitalization companies.

Investment Process

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of large capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment subadviser, do not reflect the company’s full value. These expectations are based on UBS Global AM’s assessment of a company’s ability to generate profit and grow the business in the future.

Performance

For the year ending December 31, 2006, the RS Large Cap Value VIP Series had a total return of 18.29% versus a return of 22.25% for its benchmark, the Russell 1000® Value Index.1

Portfolio Review

The Russell 1000 Value Index performed very strongly during the calendar year 2006, owing to its relatively heavy exposure to four of the five top performing sectors. Telecom, energy, utilities and financials each outperformed over the course of the year, and our relative positioning in these sectors in many ways determined the absolute and relative performance of the Fund.

Telecom benefited from continued consolidation and solid earnings. The portfolio was negatively impacted by our underweight to the sector, and the fact that our holdings within the sector underperformed their peers — see more below. The energy sector was volatile during the year as oil prices fluctuated. Our positioning within energy benefited the portfolio in that, although we were underweight in the sector overall, our overexposure to oil services and underexposure to oil reserves proved to be the right strategy. Utilities impacted the portfolio positively, although most of the benefit came at the security level as holdings like First Energy (0.0%), Northeast Utilities (1.2%), and Sempra Energy (1.0%) performed well. The portfolio’s overall exposure to financials was quite similar to that of the Russell 1000 Value Index, but the positioning within the sector detracted from results. The portfolio’s overweights to global financial companies with global capital markets exposure, and underweights to regional banks and high-beta brokers and exchanges worked against us — particularly for the broker’s and exchanges where the market’s focus on elevated levels of global liquidity drove their prices significantly higher.

As is often the case, security selection within the sectors was very important to overall results. Top contributors to performance include Marathon Oil (0.0%), DirecTV (0.0%), and Mellon Financial Corp. (2.2%). Shares of Marathon Oil also traded higher particularly during the fourth quarter as the oil and gas producer continues to provide strong financial performance. Marathon Oil has been the top performing stock for the portfolio for the year and we have closed out of our position as we believe the stock has reached fair value. The company outlined its plans through 2010 during the quarter with major projects in Equatorial Guinea, the Gulf of Mexico, and Norway as well as an increase in production through acquisitions. Marathon also mentioned that there is an increasing risk of higher operating costs, regulation, and commodity price volatility.

DirecTV has performed well for the portfolio. Most recently, DirecTV received a favorable court ruling in September when a federal judge dismissed fraud charges brought by Darlene Investments, a former strategic partner, and in turn is holding Darlene liable for breach of contract. We have sold out of our position during the quarter, believing that the stock has reached fair value.

[1]

The Russell 1000® Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value Index® is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set. The index is unmanaged and cannot be invested in directly.

4	RS LARGE CAP VALUE VIP SERIES

Mellon Financial traded higher during the fourth quarter as the Federal Reserve has paused from making additional rate hikes. Mellon continues to provide a wide array of products and services and announced additional retail product offerings during the quarter.

Detractors to performance included Sprint Nextel Corp. (2.0%), Expedia (0.0%), and UnitedHealth Group Inc. (1.5%). The Sprint/Nextel merger integration has experienced a larger number of customer losses than were expected, which has led to the sell-off in the stock. Despite these short-term negative results, we expect the merger to yield significant long-term benefits to the combined company. We believe the combined company’s customer bases and distribution channels are complementary, with Nextel focused largely on business customers and Sprint more consumer-focused. In addition, we believe there are also several operational synergies that will accrue in marketing, distribution, network operations and administrative overheads.

Expedia Inc.’s stock plunged just over 26% on a single day in May, skidding to a new yearly low, due, we believe to U.S. growth decelerating faster than anticipated. The company is being forced to spend heavily on technological improvements, which is eroding short-term margins. While necessary, the spending was greater than we anticipated. The antiquated software system currently being used is insufficient for future growth and it will take a couple of years to implement the new system.

UnitedHealth Group traded down 21.7% during the second quarter. The company was weighed down by pricing pressures across the managed-care sector, coupled with concerns over back-dated options.

Outlook

At year end, we have limited factor exposures in the portfolio, since we find that most of the opportunities available in the current market continue to be more bottom-up in nature. We do have a slight factor exposure against volatility, essentially a by-product of stock selection. We continue to feel comfortable being underweighted to volatility given the historically low levels of implied and realized market volatility over the past couple of years. Such significant deviations tend to revert to, in this case higher, equilibrium levels over time.

We believe the rail road sector continues to provide us with an attractive opportunity. Pricing power is still strong and we believe it is sustainable due to the fact that excess capacity, which had been in the rail sector for decades, is nearly gone. With even minimal volume growth, we think pricing power should remain strong. Rails continue to gain market share from trucking. The rail rates are going up but not as fast as trucking. Trucking normally demands a 20%-25% pricing premium; however pricing premiums are currently 30%-35%, due to driver shortages and high fuel costs.

Over the last few years, utilities have been among the hardest working sectors. Utilities have now outperformed the overall S&P 500 Index2 for three consecutive years. This is unprecedented. It has also occurred during a time of overall market strength in a sector normally considered defensive. We believe there still are opportunities in the utility sector. First are unregulated nuclear power plants, which are the low cost providers in a high rate environment, like the one we are experiencing. Second is regulated coal plants, which are the low cost coal providers. If there is a carbon tax, the regulated plants can pass that on to the consumer. Third is in transmission. This is an under built area, which is generally FERC (Federal Energy Regulatory Commission) regulated. FERC is providing attractive incentives for build out of transmission (utilities get much better pricing under FERC regulation).

2	The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS LARGE CAP VALUE VIP SERIES	5

RS Large Cap Value VIP Series (continued)

Fourth is gas infrastructure, including pipelines and liquefied natural gas terminals that generally generate high returns.

We think the financial sector also provides us with interesting opportunities. Our portfolio is overweight capital markets, but the investment banking cycle in the U.S. is entering the mature phase. The overweight and attractiveness remain but come from global platforms. As seen this past year, the heavy merger and acquisition (M&A) activity looks likely to continue, as liquidity is solid and backlogs continue. Buyers are not stretching to the degree we normally see at cycle end. This is important, as the amount of ancillary revenues generated by an incremental dollar of M&A revenue has increased significantly.

Oil price volatility remains and while we are still well-above our expected normal price ($34 price per barrel by end of the decade), we think tight spare capacity and concerns over supply interruptions in Iran, Iraq and Nigeria will be with us into 2007. We remain underweight in this sector.

With property/casualty insurance industry capital levels at an all-time high and strong profitability trends, competition is heating up and we expect to see margin compression. We are defensively positioned in property/casualty, which we expect will sustain strong margins for a longer period given its underwriting and distribution competitive advantages. We believe multi-line insurers who have the ability to deploy capital toward life and international opportunities as the U.S. market slows are providing us with opportunities as well.

The pharmacy industry dynamics have changed with generic challenges and increasing FDA safety pressures. Players with unique or non-commodity product concentrations, in our view, remain attractive. Pharmacy benefit managers and managed care operators provide infrastructure for the Medicare prescription drug program, and have experienced initial increases in volume. However, they do face increased pressure from other forms of retail and wholesale distribution. We think large cap pharmaceutical companies may increasingly look to acquire growth platforms to leverage their established distribution networks. We continue to look for company-specific opportunities in companies which we believe have strong and expanding product pipelines.

Thank you for your continued support.

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

6	RS LARGE CAP VALUE VIP SERIES

Assets Under Management: $70,632,248	Data as of December 31, 2006

Sector Allocation vs. Index

Top Ten Holdings[1]

Company	Percentage of Total Net Assets
Citigroup, Inc.	5.35%
Morgan Stanley	4.92%
Wells Fargo & Co.	4.21%
J.P. Morgan Chase & Co.	3.73%
Exxon Mobil Corp.	3.60%
S&P Depositary Receipts Trust Series I	3.17%
Chevron Corp.	3.11%
American Int’l. Group, Inc.	2.98%
Fifth Third Bancorp	2.44%
Exelon Corp.	2.42%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

RS LARGE CAP VALUE VIP SERIES	7

RS Large Cap Value VIP Series (continued)

Performance As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	Annualized Return Since Fund Inception
RS Large Cap Value VIP Series	2/3/2003	18.29%	13.83%	18.61%
Russell 1000® Value Index		22.25%	15.09%	19.70%

The Series is the successor to The Guardian UBS VC Large Cap Value Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Results of a Hypothetical $10,000 Investment If invested on 2/3/03

The chart above shows the performance of a hypothetical $10,000 investment made in RS Large Cap Value VIP Series and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

8	RS LARGE CAP VALUE VIP SERIES

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06
Based on Actual Return	$1,000.00	$1,134.10	$5.27	0.98%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.27	$4.99	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS LARGE CAP VALUE VIP SERIES	9

Schedule of Investments — RS Large Cap Value VIP Series

December 31, 2006

Shares		Value

Common Stocks — 95.3%
Aerospace and Defense — 1.9%
5,200	Lockheed Martin Corp.	$478,764
12,300	Northrop Grumman Corp.	832,710

		1,311,474

Air Freight and Logistics — 1.5%
10,000	FedEx Corp.	1,086,200

Auto Components — 3.4%
12,900	BorgWarner, Inc.	761,358
18,900	Johnson Controls, Inc.	1,623,888

		2,385,246

Automobiles — 0.7%
6,800	Harley-Davidson, Inc.	479,196

Beverages — 1.9%
16,300	Anheuser-Busch Cos., Inc.	801,960
18,000	Constellation Brands, Inc. — Class A*	522,360

		1,324,320

Biotechnology — 0.6%
6,200	Cephalon, Inc.*	436,542

Building Products — 1.7%
39,700	Masco Corp.	1,185,839

Capital Markets — 8.4%
37,000	Mellon Financial Corp.	1,559,550
42,700	Morgan Stanley	3,477,061
14,600	Northern Trust Corp.	886,074

		5,922,685

Commercial Banks — 9.3%
5,700	City National Corp.	405,840
42,100	Fifth Third Bancorp	1,723,153
19,400	PNC Financial Svcs. Group, Inc.	1,436,376
83,600	Wells Fargo & Co.	2,972,816

		6,538,185

Diversified Financial Services — 10.8%
22,458	Bank of America Corp.	1,199,033
67,800	Citigroup, Inc.	3,776,460
54,500	J.P. Morgan Chase & Co.	2,632,350

		7,607,843

Diversified Telecommunication Services — 2.5%
44,300	AT & T, Inc.	1,583,725
3,708	Embarq Corp.	194,892

		1,778,617

Electric Utilities — 6.3%
30,300	American Electric Power, Inc.	1,290,174
27,600	Exelon Corp.	1,708,164
30,600	Northeast Utilities	861,696
24,100	Pepco Hldgs., Inc.	626,841

		4,486,875

Energy Equipment and Services — 3.3%
15,100	ENSCO Int’l., Inc.	755,906
13,800	GlobalSantaFe Corp.	811,164
24,900	Halliburton Co.	773,145

		2,340,215

Food and Staples Retailing — 1.6%
21,500	Costco Wholesale Corp.	1,136,705

Shares		Value

Health Care Providers and Services — 2.6%
15,500	Medco Health Solutions, Inc.*	$828,320
19,500	UnitedHealth Group, Inc.	1,047,735

		1,876,055

Hotels, Restaurants and Leisure — 0.3%
6,420	Wyndham Worldwide Corp.*	205,568

Household Durables — 0.4%
3,300	Fortune Brands, Inc.	281,787

Information Technology Services — 1.3%
24,200	Accenture Ltd. — Class A	893,706

Insurance — 6.1%
16,100	Allstate Corp.	1,048,271
29,400	American Int’l. Group, Inc.	2,106,804
12,600	Hartford Financial Svcs. Group, Inc.	1,175,706

		4,330,781

Machinery — 3.0%
29,000	Illinois Tool Works, Inc.	1,339,510
11,700	PACCAR, Inc.	759,330

		2,098,840

Media — 3.6%
36,600	News Corp. — Class A	786,168
11,600	Omnicom Group, Inc.	1,212,664
6,500	R.H. Donnelley Corp.	407,745
3,300	Univision Comm., Inc. — Class A*	116,886

		2,523,463

Multi–Utilities — 1.8%
23,100	NiSource, Inc.	556,710
13,000	Sempra Energy	728,520

		1,285,230

Oil, Gas and Consumable Fuels — 6.7%
29,900	Chevron Corp.	2,198,547
33,200	Exxon Mobil Corp.	2,544,116

		4,742,663

Pharmaceuticals — 5.9%
38,200	Bristol-Myers Squibb Corp.	1,005,424
7,900	Johnson & Johnson	521,558
25,500	Merck & Co., Inc.	1,111,800
29,500	Wyeth	1,502,140

		4,140,922

Real Estate Management and Development — 0.3%
7,975	Realogy Corp.*	241,802

Road and Rail — 1.8%
17,500	Burlington Northern Santa Fe	1,291,675

Software — 3.3%
1,200	McAfee, Inc.*	34,056
44,700	Microsoft Corp.	1,334,742
46,800	Symantec Corp.*	975,780

		2,344,578

Specialty Retail — 1.1%
19,100	Home Depot, Inc.	767,056

Thrifts and Mortgage Finance — 1.2%
12,300	Federal Home Loan Mortgage Corp.	835,170

Wireless Telecommunication Services — 2.0%
74,874	Sprint Nextel Corp.	1,414,370

	Total Common Stocks (Cost $48,874,003)	67,293,608

See notes to financial statements.

10

Shares		Value

Exchange-Traded Fund — 3.2%
15,800	S&P Depositary Receipts Trust Series I exp. 12/31/2099 (Cost $2,124,139)	$2,238,702

Other Investments - For Trustee Deferred Compensation Plan (1) — 0.0%
2	RS Emerging Growth Fund, Class A	$81
4	RS Global Natural Resources Fund, Class A	118
3	RS Growth Fund, Class A	47
9	RS Investors Fund, Class A	103
2	RS MidCap Opportunities Fund, Class A	26
1	RS Partners Fund, Class A	39
2	RS Smaller Company Growth Fund, Class A	42
1	RS Value Fund, Class A	26

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $482)	482

Principal Amount		Value
Repurchase Agreement — 2.4%
$ 1,731,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $1,731,981 at 5.10%, due 1/2/2007 (2) (Cost $1,731,000)	$1,731,000

Total Investments — 100.9% (Cost $52,729,624)		71,263,792
Liabilities in Excess of Cash, Receivables and Other Assets — (0.9)%		(631,544)

Net Assets — 100%		$70,632,248

*	Non-income producing security.
(1)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(2)	The repurchase agreement is fully collateralized by $1,725,000 in U.S. Government Agency, 5.45%, due 10/18/2021, with a value of $1,765,969.

See notes to financial statements.

11

Financial Information — RS Large Cap Value VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $52,729,624)	$71,263,792
Cash	188
Receivable for securities sold	204,249
Dividends receivable	106,766
Receivable for fund shares sold	88,773
Interest receivable	736
Prepaid insurance	789

Total Assets	71,665,293

LIABILITIES
Payable for securities purchased	966,951
Accrued expenses	16,183
Deferred trustees’ compensation	482
Payable for fund shares redeemed	205
Due to Adviser	49,224

Total Liabilities	1,033,045

Net Assets	$70,632,248

COMPONENTS OF NET ASSETS
Paid-in capital	$51,022,041
Undistributed net investment income	46,579
Accumulated net realized gain on investments	1,029,460
Net unrealized appreciation of investments	18,534,168

Net Assets	$70,632,248

Shares of beneficial interest outstanding with no par value	5,149,340

Net Asset Value Per Share	$13.72

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$1,307,761
Interest	43,935

Total Income	1,351,696

Expenses:
Investment advisory fees — Note B	508,165
Custodian fees	53,749
Printing expense	14,961
Audit fees	12,184
Trustees’ fees — Note B	8,708
Insurance expense	3,879
Legal fees	2,966
Loan commitment fees — Note F	932
Registration fees	306
Other	455

Total Expenses before Waivers and Custody credits	606,305
Less: Expenses waived by GIS — Note B	(4,783)
Custody credits — Note A	(47)

Expenses Net of Waivers and Custody credits	601,475

Net Investment Income	750,221

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments — Note A	4,145,632
Net change in unrealized appreciation of investments — Note C	5,758,542

Net Realized and Unrealized Gain on Investments	9,904,174

NET INCREASE IN NET ASSETS FROM OPERATIONS	$10,654,395

See notes to financial statements.

12

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$750,221	$722,784
Net realized gain on investments	4,145,632	7,969,413
Net change in unrealized appreciation of investments	5,758,542	(3,610,213)

Net Increase in Net Assets Resulting from Operations	10,654,395	5,081,984

Dividends and Distributions to Shareholders from:
Net investment income	(707,156)	(747,978)
Net realized gain on investments	(3,959,097)	(7,973,280)

Total Dividends and Distributions to Shareholders	(4,666,253)	(8,721,258)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note E	6,539,874	(12,151,920)

Net Increase/(Decrease) in Net Assets	12,528,016	(15,791,194)

NET ASSETS:

Beginning of year	58,104,232	73,895,426

End of year*	$70,632,248	$58,104,232

* Includes undistributed net investment income of	$46,579	$3,514

See notes to financial statements.

13

Financial Information — RS Large Cap Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Period from February 3, 2003† to December 31, 2003
Net asset value, beginning of period	$12.47		$13.35	$12.82	$10.00

Net investment income	0.16		0.19	0.14	0.14
Net realized and unrealized gain	2.07		1.09	1.57	3.06

Total from Investment Operations	2.23		1.28	1.71	3.20

Dividends from net investment income	(0.15)		(0.19)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.83)		(1.97)	(1.04)	(0.24)

Total Dividends and Distributions	(0.98)		(2.16)	(1.18)	(0.38)

Net asset value, end of period	$13.72		$12.47	$13.35	$12.82

Total Return*	18.29%		9.63%	13.74%	32.07	%(a)

Net assets, end of period (thousands)	$70,632		$58,104	$73,895	$58,493
Net ratio of expenses to average net assets	0.98	%(c)	1.02%	0.97%	1.08	%(b)
Net ratio of net investment income to average net assets	1.23	%(c)	1.21%	1.12%	1.27	%(b)
Portfolio turnover rate	41%		40%	41%	48%

†	Commencement of operations.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Not annualized.
(b)	Annualized.
(c)	Includes the effect of expenses waived by GIS.

See notes to financial statements.

14

Notes to Financial Statements — RS Large Cap Value VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Large Cap Value VIP Series (the “Fund” or “LCV”) is a series of the Trust. LCV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian UBS VC Large Cap Value Fund (“GLCVF”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of LCV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

LCV is permitted to buy international securities that are not U.S. dollar denominated. LCV’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which LCV earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and

15

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

December 31, 2006

settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

LCV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by LCV. When forward contracts are closed, LCV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. LCV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

LCV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, LCV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by LCV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by LCV. The daily changes in the variation margin are recognized as unrealized gains or losses by LCV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, LCV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for LCV. Net realized short-term and long-term capital gains for LCV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of LCV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$741,050	$3,925,203	$4,666,253
2005	2,144,666	6,576,592	8,721,258

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Gain	Unrealized Appreciation
$229,618	$973,454	$18,407,616

Taxes

LCV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Custody Credits

LCV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested

16

cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, LCV’s custodian fees were reduced by $47. LCV could have employed the uninvested assets to produce income if LCV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.83% of the average daily net assets of the Fund.

RS Investments has entered into a Sub-Advisory contract with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for the day-to-day investment advisory services of LCV, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for its services, RS Investments pays UBS Global AM at an annual rate of 0.43% of LCV’s average daily net assets . Payment of the sub-investment advisory fees does not represent a separate or additional expense to LCV.

For services under a Sub-Administration and Accounting Services Agreement, GIS receives fees at an annual rate of 0.042% of LCV’s average daily net assets from RS Investments.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.98% of the average daily net assets of LCV. GIS subsidized 0.01% of the ordinary operating expenses of LCV or $4,783 for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $27,132,469 and $24,854,303, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2006 aggregated $18,561,422 and $153,806, respectively, resulting in net unrealized appreciation of $18,407,616. The cost of investments owned at December 31, 2006 for federal income tax purposes was $52,856,176.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, LCV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, LCV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

17

Notes to Financial Statements — RS Large Cap Value VIP Series (continued)

December 31, 2006

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for LCV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	978,699	603,899	$12,972,894	$8,086,451
Shares issued in reinvestment of dividends and distributions	351,103	689,327	4,666,253	8,721,258
Shares repurchased	(838,190)	(2,172,377)	(11,099,273)	(28,959,629)

Net increase/(decrease)	491,612	(879,151)	$6,539,874	$(12,151,920)

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Large Cap VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

19

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian UBS VC Large Cap Value Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Variable Contract Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS Large Cap Value VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
4,182,311.216	119,646.247	254,162.487	4,556,119.950

20

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

21

Supplemental Information — Unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

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Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

23

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

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Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

26

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

RS LARGE CAP VALUE VIP SERIES	27

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

28	RS LARGE CAP VALUE VIP SERIES

06	ANNUAL REPORT

RS Variable Products Trust

RS Partners VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Partners VIP Series

Andrew Pilara (RS Investments)

has managed RS Partners VIP Series since October 2006. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for over thirty years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

MacKenzie Davis (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

David Kelley (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joe Wolf (RS Investments)

has been a co-portfolio manager of RS Partners VIP Series since October 2006. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

RS PARTNERS VIP SERIES	3

RS Partners VIP Series (continued)

Fund Philosophy

RS Partners VIP Series seeks long-term growth of capital by investing in equity securities — principally of companies with market capitalizations of up to $3 billion — using a value methodology combining balance sheet analysis with cash flow analysis.

Investment Process

Cash flow return analysis drives our investment process. We invest in companies that manage capital, not earnings, and we look for businesses that we believe have sustainable, long-term returns in excess of their cost of capital. We seek managers who are good capital allocators within a strong corporate culture. We invest when our calculated warranted value substantially exceeds the current market price.

Performance

The small-cap value segment of the market ended the year with a strong rally, with the Russell 2000 Value® Index1 gaining 9.03% during the fourth quarter. RS Partners VIP Series lagged the Index but still posted strong positive returns for the quarter. The Fund returned 9.35% for the one-year period, compared with the Index return of 23.48%.

Portfolio Review

Effective October 9, 2006, The Guardian UBS VC Small Cap Value Fund was reorganized as RS Partners VIP Series. Prior to the reorganization, the Fund was managed by portfolio management personnel of UBS Global Asset Management (Americas) Inc. (“UBS”). For the period from January 1, 2006 through September 30, 2006, the Fund’s return was 2.18% compared to a return of 13.26% for the Russell 2000 Value Index. UBS has identified the following factors that materially affected the Fund’s performance during the period from January 1, 2006 through September 30, 2006: The portfolio underperformed the strongly performing Index for style-characteristic related issues, but also due to industry selection by underweighting materials companies and REITs. The portfolio did benefit from being underweight in technology hardware and banks, but this was not enough to compensate for the REIT underweight. Stock selection detracted, partially due to underperformance in names such as Ryland Group, National Financial Partners, Comstock Homebuilding and Centene Corp.

Since the reorganization, the Fund is managed by portfolio management personnel of RS Investments pursuant to a similar investment objective and similar strategies. We have realigned the Fund’s portfolio based on the Fund’s objectives and strategies adopted in connection with the reorganization and are constructive about the long-term prospects for the Fund and believe that the portfolio is well positioned. Our time horizon is years, not months or quarters. If you believe that a strong, speculative bull market will persist in 2007, our Funds will likely underperform the indexes. We are not positioned to be a top performer in a speculative market. We believe that we are paid to optimize the portfolio for long-term results, being careful not to take outsized mistakes, thereby giving the Fund the best chance to compound wealth over time.

Consumer, Business Services, Health Care, and Technology

Our business services exposure is across a wide variance of different end markets and segments of the economy. We are attracted to these types of companies because they often exhibit durable, predictable business models that generate recurring cash flow. We are likely to maintain a large concentration in these types of companies.

In the consumer area, we have generally been cautious on businesses with direct exposure to the health of the consumer. Instead, we prefer media companies, processing companies that service the consumer area, and manufacturers of products that do not exhibit economic sensitivity.

4	RS PARTNERS VIP SERIES

1	The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

In the health care arena, we retain our cautious stance given mediocre trends in fundamentals and return on invested capital. Like in all sectors, we will continue to look for company-specific structural changes that will drive improving returns on invested capital. We do not think there is a tide that will lift all boats in the health care space.

Financials

Over the past several years, banks had been significant beneficiaries of a steep yield curve (banks borrow short and lend long), a strong mortgage environment, and improving credit quality. Starting in 2005, however, we became concerned that returns for the banks had peaked and would eventually begin to deteriorate. Our initial thesis was confirmed in 2006 as fundamentals for the group worsened. We expect returns for banks to continue to decline, although we anticipate that the decline will be gradual and not dramatic. We believe that what were once tailwinds for the group will now be headwinds as the flat yield curve pressures net interest margins, the mortgage market remains challenged, credit quality is likely to worsen, and valuations still do not accurately reflect the deteriorating fundamental environment. As always, our approach within financials continues to be focused on special situations as opposed to making a broad macroeconomic call.

Our investment process requires us to identify companies with improving returns on capital that are available at attractive valuations. These criteria largely keep us underweighted in the REIT segment. Surprising, at least to us, the REIT group produced another year of very strong returns, fueling much of the of the financial sector returns in the index.

We are searching for names in which returns on invested capital is improving, quality of management is sound, and asymmetric risk/reward profile is adequate to make an investment.

Natural Resources, Energy and Industrials

It is our contention that the supply response resulting from the run-up in commodity prices would lead to lower commodity prices in the intermediate term (two to four years) but that deteriorating capital efficiencies would result in higher midcycle prices. These transitory periods are generally marked with increased volatility in both stock and commodity prices, and 2006 was certainly no exception. We continue to believe that while commodity index returns are highly correlated to fluctuations in commodity prices, companies with high-quality assets, purchased at a discount to warranted value and run by management teams who are attuned to and incented by returns on invested capital will generate superior risk-adjusted returns for the long-term investor.

In 2006 we laid out a three-part thesis that summarized our belief regarding future commodity prices:

1. Commodity prices will be lower in three years due to the supply response to current high prices.

2. Midcycle prices in the future will be higher than historical averages.

3. Commodity-related companies that generate excess cash flow return on investment (CFROI) will generate superior risk-adjusted returns compared with the pure commodities.

As we enter 2007, there is little evidence to suggest that our medium-term fundamental outlook has changed, as we are clearly witnessing the impact of incremental supply in both the base metals and hydrocarbon segments. There has been no reversal to the continued deterioration of capital efficiencies in the production of any of the commodities, however, and it is this factor that will ultimately establish forward midcycle prices, and thus valuations.

Outlook

Year in and year out, we believe that the best way to optimize portfolio performance is to own low-expectation, value-creating companies at attractive prices. This will be our strategy at the beginning of each year. We spend the

RS PARTNERS VIP SERIES	5

RS Partners VIP Series (continued)

majority of our time as bottom-up stock pickers looking for the proverbial fifty-cent dollar.

In 2007, as in 2006, we think risk appears to be underpriced, margins and global liquidity are high, and the relative discount rate between small- and large-cap stocks is still inverted. Against the backdrop of a slowing U.S. economy, we remain cautious and will wait for the inevitable return of volatility to provide us with opportunities to deploy our shareholders’ capital. In addition, numerous factors — ETFs , the proliferation of hedge funds, large program trading operations — create large capital flows that have an impact stock valuations, often with limited correlation to long-term fundamentals. To quote veteran financial journalist Alan Abelson, “more than half the volume in many stocks is now dependent on index or sector sponsorship, the obvious results of a market that has been increasingly sectored to death and indexed beyond any efficiency imagined by academics. For ETFs, in other words, valuations don’t matter.” These types of dynamics inevitably produce market aberrations, which, again, create opportunities for long-term, fundamental investors.

When we observe the vast amount of money going to alternative investments (hedge funds, international markets, and private equity), we believe that the best contrarian opportunities might just be good, old-fashioned, fundamental, domestic investments. As usual, the question will be Can we find value-creating companies that provide us with an adequate margin of safety? We ask each of our nine investment professionals at the beginning of the year to find roughly one core investment every two months and to know it extremely well — certainly not an insurmountable task in our universe of value companies.

Team

The end of the year is a good time to review how our research team operates and to highlight the investments we have made during the year to expand our research capabilities. For each industry within our coverage universe, we have created redundancy whereby at least two senior team members analyze each investment. We believe that this redundancy allows us to better understand businesses and identify key investment risks. Each of our portfolio managers also acts as a security analyst. We have created a role we call “due diligence expert” that augments the analytical efforts of the senior investment team. These experts are in charge of facilitating our extensive grassroots research, including conversations with suppliers, customers, former employees, and top industry experts. We currently have two due diligence experts on the team and plan to add one or two similar resources in 2007.

In 2006 we added two senior investment professionals to the RS Value Team:

Prior to joining the firm in June, Ernst Schleimer spent eight years at RCM Global Investors, where he was a senior analyst and sector leader in the financial services group. He was also the lead portfolio manager of the RCM Financial Services Fund for almost two years. Prior to that he spent four years as an equity analyst at Franklin Resources, covering the financial services sector. Mr. Schleimer holds a B.A. in economics and German area studies from Tufts University and an M.B.A. from the Stanford Graduate School of Business. He is also a Chartered Financial Analyst. He works directly with Rob Harris, focusing on the financials area of the portfolio.

6	RS PARTNERS VIP SERIES

Prior to joining the firm in September, Ken Settles was a senior energy analyst for seven years at Neuberger Berman, where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, he spent three years as a financial analyst at Salomon Smith Barney. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst. He works with MacKenzie Davis in the hard-assets area.

Thank you for your continued support.

Andrew Pilara Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

Small Cap investing entails special risks, as small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

RS PARTNERS VIP SERIES	7

RS Partners VIP Series (continued)

Assets Under Management: $ 22,337,807 Data as of December 31, 2006

Sector Allocation Index

Top Ten Holdings[1]

Company	Percentage of Total Net Assets
Triarc Cos., Inc.	5.07%
Key Energy Services, Inc.	4.25%
Corrections Corp. of America	3.60%
Hanover Insurance Group, Inc.	3.30%
Mi Developments, Inc.	3.24%
Coinstar, Inc.	3.17%
Corinthian Colleges, Inc.	3.02%
Liberty Global, Inc.	3.01%
Allegheny Technologies, Inc.	2.88%
Peabody Energy Corp.	2.82%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

8	RS PARTNERS VIP SERIES

Performance Update as of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	Annualized Since Fund Inception
RS Partners VIP Series	2/3/03	9.35%	10.54%	16.69%
Russell 2000® Value Index		23.48%	16.48%	24.89%

The Series is the successor to The Guardian UBS VC Small Cap Value Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above is that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Growth of a Hypothetical $10,000 Investment If invested on 2/3/03

The chart above shows the performance of a hypothetical $10,000 investment made in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

RS PARTNERS VIP SERIES	9

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06

Based on Actual Return	$1,000.00	$1,073.60	$7.11	1.36%

Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	RS PARTNERS VIP SERIES

Schedule of Investments — RS Partners VIP Series

December 31, 2006

Shares		Value

Common Stocks — 83.9%
Air Transport — 2.2%
10,280	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. ADR*	$228,833
6,600	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	258,654

		487,487

Aluminum — 1.9%
9,500	Century Aluminum Co.*	424,175

Auto Parts–After Market — 1.9%
19,300	Commercial Vehicle Group, Inc.*	420,740

Banks–Outside New York City — 2.6%
5,400	Hancock Holding Co.	285,336
9,300	Whitney Holding Corp.	303,366

		588,702

Cable Television Services — 3.0%
11,700	Liberty Global Inc. — Class A*	341,055
11,800	Liberty Global, Inc. — Series C*	330,400

		671,455

Casinos & Gambling — 2.5%
18,800	Scientific Games Corp. — Class A*	568,324

Coal — 2.8%
15,600	Peabody Energy Corp.	630,396

Computer Services, Software & Systems — 1.1%
3,100	Ariba, Inc.*	23,994
14,600	Quest Software, Inc.*	213,890

		237,884

Education Services — 3.0%
49,500	Corinthian Colleges, Inc.*	674,685

Electronics–Medical Systems — 0.2%
5,800	eResearch Technology, Inc.*	39,034

Electronics–Semi-Conductors/Components — 1.3%
11,400	Avnet, Inc.*	291,042

Finance Companies — 3.6%
16,600	Assured Guaranty Ltd.	441,560
7,800	Lazard Ltd. — Class A	369,252

		810,812

Financial Data Processing Services & Systems — 1.3%
10,300	eFunds Corp.*	283,250

Financial Information Services — 0.7%
6,500	Interactive Data Corp.	156,260

Health Care Facilities — 3.8%
12,700	Kindred Healthcare, Inc.*	320,675
11,100	LCA-Vision, Inc.	381,396
5,000	United Surgical Partners Int’l., Inc.*	141,750

		843,821

Health Care Management Services — 1.0%
6,300	Sierra Health Services, Inc.*	227,052

Identification Control & Filter Devices — 1.2%
11,300	Paxar Corp.*	260,578

Insurance–Multi-Line — 3.4%
15,100	Hanover Insurance Group, Inc.	736,880
400	Zenith Nat’l. Insurance Corp.	18,764

		755,644

Shares		Value

Insurance–Property & Casualty — 1.0%
7,990	OneBeacon Insurance Group Ltd.*	$223,720

Investment Management Companies — 1.7%
3,700	Affiliated Managers Group, Inc.*	388,981

Machinery–Oil/ Well Equipment & Services — 4.2%
60,700	Key Energy Services, Inc.*	949,955

Medical Services — 2.7%
13,900	Magellan Health Services, Inc.*	600,758

Metals & Minerals–Miscellaneous — 1.8%
37,800	Sherritt Int’l. Corp. (1)	401,614

Oil–Crude Producers — 1.3%
31,200	Compton Petroleum Corp* (1)	284,937

Oil–Integrated International — 1.7%
19,000	Paramount Resources Ltd. — Class A* (1)	391,030

Real Estate — 3.2%
20,300	MI Developments, Inc. — Class A	724,710

Real Estate Investment Trusts — 3.0%
9,000	BioMed Realty Trust, Inc.	257,400
15,300	KKR Financial Corp.	409,887

		667,287

Rental & Leasing Services–Consumer — 2.8%
21,600	Aaron Rents, Inc.	621,648

Restaurants — 5.1%
56,600	Triarc Cos., Inc. — Class B	1,132,000

Services–Commercial — 9.8%
7,700	Coinmach Service Corp. — Class A	91,630
15,700	Coinmach Service Corp. IDS	288,880
23,200	Coinstar, Inc.*	709,224
9,500	Copart, Inc.*	285,000
17,800	Corrections Corp. of America*	805,094

		2,179,828

Steel — 4.6%
7,100	Allegheny Technologies, Inc.	643,828
3,700	Carpenter Technology Corp.	379,324

		1,023,152

Textile–Apparel Manufacturers — 2.6%
22,900	Carter’s, Inc.*	583,950

Transportation–Miscellaneous — 0.9%
4,900	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	208,103

	Total Common Stocks (Cost $17,588,993)	18,753,014

Other Investments — For Trustee Deferred Compensation Plan (2) — 0.0%
1	RS Emerging Growth Fund, Class A	$26
1	RS Global Natural Resources Fund, Class A	37
1	RS Growth Fund, Class A	15
3	RS Investors Fund, Class A	32
1	RS MidCap Opportunities Fund, Class A	8
	RS Partners Fund, Class A	12
1	RS Smaller Company Growth Fund, Class A	13
	RS Value Fund, Class A	8

	Total Other Investments — For Trustee Deferred Compensation Plan (Cost $151)	151

See notes to financial statements.

11

Schedule of Investments — RS Partners VIP Series (continued)

December 31, 2006

Principal Amount		Value

Repurchase Agreement — 16.0%
$3,573,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/06, maturity value $3,575,025 at 5.10%, due 1/2/2007 (3) (Cost $3,573,000)	$3,573,000

Total Investments — 99.9% (Cost $21,162,144)		22,326,165
Cash, Receivables, and Other Assets Less Liabilities — 0.1%		11,642

Net Assets — 100%		$22,337,807

*	Non-income producing security.
(1)	Foreign-denominated security: CAD — Canadian Dollar.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(3)	The repurchase agreement is fully collateralized by $3,560,000 in U.S. Government Agency, 5.45%, due 10/18/2021, with a value of $3,644,550.

ADR — American Depositary Receipt.

IDS — Income Deposit Security.

See notes to financial statements.

12

Financial Information — RS Partners VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $21,162,144*)	$18,753,165
Repurchase agreements	3,573,000

Total Investments	22,326,165
Cash	331
Receivable for fund shares sold	35,002
Dividends receivable	6,271
Interest receivable	1,519
Prepaid insurance	295

Total Assets	22,369,583

LIABILITIES
Accrued expenses	7,172
Payable for securities purchased	5,433
Payable for fund shares redeemed	219
Deferred trustees’ compensation	151
Due to Adviser	18,801

Total Liabilities	31,776

Net Assets	$22,337,807

COMPONENTS OF NET ASSETS
Paid-in capital	$20,916,776
Undistributed net investment income	12,486
Accumulated net realized gain on investments and foreign currency related transactions	244,527
Net unrealized appreciation of investments and translation of other assets and liabilities denominated in foreign currencies	1,164,018

Net Assets	$22,337,807

Shares of beneficial interest outstanding with no par value	1,907,962

Net Asset Value Per Share	$11.71

*	Includes repurchase agreement.

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$291,022
Interest	65,171
Less: Foreign tax withheld	(628)

Total Income	355,565

Expenses:
Investment advisory fees — Note B	218,728
Custodian fees	63,005
Printing expense	14,634
Audit fees	8,435
Trustees’ fees — Note B	3,452
Insurance expense	1,529
Legal fees	1,305
Loan commitment fees — Note F	369
Registration fees	104
Other	505

Total Expenses before Waivers and Custody credits	312,066
Less: Expenses waived by GIS— Note B	(14,353)
Custody credits — Note A	(113)

Expenses Net of Waivers and Custody credits	297,600

Net Investment Income	57,965

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investments — Note A	3,715,613
Net realized gain on foreign currency related transactions — Note A	2,702
Net change in unrealized appreciation of investments — Note C	(1,705,563)
Net change in unrealized appreciation from translation of other assets and liabilities denominated in foreign currencies — Note A	(3)

Net Realized and Unrealized Gain on Investments and Foreign Currencies	2,012,749

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,070,714

See notes to financial statements.

13

Financial Information — RS Partners VIP Series (continued)

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$57,965	$24,117
Net realized gain on investments and foreign currency related transactions	3,718,315	2,850,638
Net change in unrealized appreciation of investments and foreign currency related transactions	(1,705,566)	(1,917,299)

Net Increase in Net Assets Resulting from Operations	2,070,714	957,456

Dividends and Distributions to Shareholders from:
Net investment income	(48,181)	(28,221)
Net realized gain on investments and foreign currency related transactions	(3,930,666)	(2,595,950)

Total Dividends and Distributions to Shareholders	(3,978,847)	(2,624,171)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note E	(156,713)	759,365

Net Decrease in Net Assets	(2,064,846)	(907,350)

NET ASSETS:

Beginning of year	24,402,653	25,310,003

End of year*	$22,337,807	$24,402,653

* Includes undistributed net investment income of:	$12,486	$—

See notes to financial statements.

14

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Period from February 3, 2003† to December 31, 2003
Net asset value, beginning of period	$13.01		$13.97	$12.94	$10.00

Net investment income	0.04		0.02	0.04	0.04
Net realized and unrealized gain	1.15		0.57	2.32	3.50

Total from Investment Operations	1.19		0.59	2.36	3.54

Dividends from net investment income	(0.03)		(0.02)	(0.04)	(0.04)
Distributions from net realized capital gains	(2.46)		(1.53)	(1.29)	(0.56)

Total Dividends and Distributions	(2.49)		(1.55)	(1.33)	(0.60)

Net asset value, end of period	$11.71		$13.01	$13.97	$12.94

Total Return*	9.35%		4.22%	18.52%	35.39	%(a)

Net assets, end of period (thousands)	$22,338		$24,403	$25,310	$16,884
Net ratio of expenses to average net assets	1.36	%(c)	1.41%	1.36%	1.68	%(b)
Net ratio of net investment income to average net assets	0.28	%(c)	0.10%	0.33%	0.42	%(b)
Portfolio turnover rate	172%		97%	71%	75%

†	Commencement of operations.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Not annualized.
(b)	Annualized.
(c)	Includes the effect of expenses waived by GIS.

See notes to financial statements.

15

Notes to Financial Statements — RS Partners VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Partners VIP Series (the “Fund” or “PV”) is a series of the Trust. PV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian UBS VC Small Cap Value Fund (“GSCVF”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of PV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

PV is permitted to buy international securities that are not U.S. dollar denominated. PV’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which PV earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on

16

security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

PV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by PV. When forward contracts are closed, PV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. PV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

PV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, PV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by PV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by PV. The daily changes in the variation margin are recognized as unrealized gains or losses by PV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, PV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for PV. Net realized short-term and long-term capital gains for PV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of PV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$419,473	$3,559,374	$3,978,847
2005	125,824	2,498,347	2,624,171

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Gain	Unrealized Appreciation
$174,211	$88,049	$1,158,923

Taxes

PV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in PV have been provided for in accordance with the applicable country’s tax rules and rates.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains

17

or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2006, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized gain on investments. Increases/(decreases) to the various capital accounts were as follows:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$—	$2,702	$(2,702)

Custody Credits

PV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, PV’s custodian fees were reduced by $113. PV could have employed the uninvested assets to produce income if PV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. RS Investments, as adviser, provides day-to-day investment advisory services to PV. Fees for investment advisory services are at an annual rate of 1.00% of PV’s average daily net assets for the first $50 million and an annual rate of 0.95% of PV’s net assets in excess of $50 million.

For services under a Sub-Administration and Accounting Services Agreement, GIS receives fees at an annual rate of 0.042% of PV’s average daily net assets from RS Investments.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 1.36% of the average daily net assets of PV. GIS subsidized 0.07% of the ordinary operating expenses of PV or $14,353 for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $35,724,658 and $42,700,975, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency at December 31, 2006 aggregated $1,452,063 and $293,137, respectively, resulting in net unrealized appreciation of $1,158,926. The cost of investments owned at December 31, 2006 for federal income tax purposes was $21,167,239.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, PV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, PV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

18

Notes to Financial Statements — RS Partners VIP Series (continued)

December 31, 2006

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for PV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	390,612	598,573	$5,153,609	$8,184,123
Shares issued in reinvestment of dividends and distributions	333,885	199,822	3,978,847	2,624,171
Shares repurchased	(692,456)	(734,398)	(9,289,169)	(10,048,929)

Net increase/(decrease)	32,041	63,997	$(156,713)	$759,365

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the RS Funds after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Partners VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

20

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian UBS VC Small Value Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Variable Contract Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS Partners VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
1,516,314.691	10,445.741	65,574.262	1,592,334.694

21

Supplemental Information — Unaudited (continued)

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their

22

clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

23

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

24

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

25

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

27

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

28	RS PARTNERS VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS PARTNERS VIP SERIES	29

06	ANNUAL REPORT

RS Variable Products Trust

RS Asset Allocation VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Asset Allocation VIP Series

Jonathan C. Jankus (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series since 1999 (includes time co-managing the Guardian VC Asset Allocation Fund and the Guardian VC 500 Index Fund). Mr. Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series since 2004 (includes time co-managing The Guardian VC Asset Allocation Fund and The Guardian VC 500 Index Fund). Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

Fund Philosophy

RS Asset Allocation VIP Series seeks long-term total investment return consistent with moderate investment risk.

Investment Process

The Fund allocates its assets among three broad asset classes: U.S. common stocks and convertibles; investment grade debt securities; and cash and money market instruments. Guardian Investor Services LLC uses its own theoretical investment models to evaluate information about the economy and the markets to provide “signals” for portfolio allocations. Distribution by asset classes fluctuates from a “neutral position” of 60% allocated to equity and 40% allocated to debt; however, there are no percentage limitations on the amount to be allocated to any asset class.

Performance

For the year ending December 31, 2006, the Fund’s return was 13.37%. During this period, the Fund’s return surpassed the 11.11% return experienced by its not-quite-passive composite benchmark1 (60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index rebalanced monthly without expenses or trading costs).

Portfolio Review

Stock market returns were positive for a fourth straight year, with the S&P 500 Index earning a total return of 15.79% for 2006. Returns from the peak of the price “bubble” are finally positive (albeit at a low 0.5% annualized) once dividends are included, but, at 1418.30, the S&P 500 Index is still below its peak of 1527.46 posted on March 24, 2000.

The Federal Reserve tightened monetary conditions, raising the Federal Funds rate four times in the first half

RS ASSET ALLOCATION VIP SERIES	3

1	The Custom Index total return data is comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index to reflect a 60/40 neutral weighting of the Fund. The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. There are no expenses of fees associated with these indices, but there are expenses associated with the Fund.

RS Asset Allocation VIP Series (continued)

of the year to a level of 5.25% by the end of June, and then holding steady at that level. Inflation has been a real concern, having reached 2.7% on a year-over-year basis (excluding food and energy) in August before declining thereafter. This pattern coincided neatly with crude oil prices which peaked just below $80 per barrel in August before declining to near $60 by year-end. Once these problematic issues began to subside, the market began a steady climb upward. Indeed, this was a year of two distinct halves. In the first half, the S&P 500 Index returned a mere 2.7%, compared to a 12.7% return in the second half.

From a style perspective, value-oriented stocks (as measured by the S&P/Citigroup indexes) performed much better than growth-oriented stocks, having returned 20.9% versus 11.0%, respectively. This differential occurred almost entirely in the first half of the year in a near-flat market. In terms of market capitalization (again as measured by S&P indexes), it was good to be either big or small, but not in the middle. The S&P 500 (large cap), S&P 400 (mid cap) and S&P 600 (small cap) returned 15.8%, 10.3% and 15.1%, respectively.

Our good results relative to our benchmark were the result of being overweighted in stocks relative to bonds and cash. We began the year invested 90% in stocks, reducing that weighting to 80% during March. The balance was held in cash equivalents; we held no bonds.

Outlook

Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 80% in stocks, 0% in bonds and 20% in cash. This compares to our “neutral” position of 60% stocks and 40% bonds.

Most signs indicate continuing economic growth, which hopefully will continue to feed a rebound in corporate profits. At the moment, consensus estimates for 2007 GDP growth and corporate profit growth (pre-tax) stand at 2.3% and 5.1%; while positive, these numbers compare to 3.3% and 21.0% respectively for 2006.

We believe risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as continued violence in the Middle East and a new political regime in Congress. “Real” interest rates (interest rates after subtracting expected inflation) remain relatively low, albeit not as low as they were two years ago. On balance, we remain optimistic, although a bit more cautiously so.

Thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

4	RS ASSET ALLOCATION VIP SERIES

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Asset Allocation funds may invest in bonds. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

Assets Under Management: $49,958,237	Data as of December 31, 2006

Portfolio Composition by Asset Class

The investment allocation in the pie chart reflects the true economic impact of the portfolio composition, rather then its accounting treatment, which is shown in the Fund’s Portfolio of investments.

Performance Update As of 12/31/06

	Inception Date	1-Year Annualized Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Return Since Fund Inception
RS Asset Allocation VIP Series	9/15/1999	13.37%	9.28%	5.95%	4.30%
Custom Index: 60% S&P 500® Index, 40% Lehman Brothers Aggregate Bond Index		11.11%	7.77%	5.98%	4.38%

The Series is the successor to The Guardian VC Asset Allocation Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

RS ASSET ALLOCATION VIP SERIES	5

RS Asset Allocation VIP Series (continued)

Growth of a Hypothetical $10,000 Investment If invested on 9/15/99

The chart above shows the performance of a hypothetical $10,000 investment made in RS Asset Allocation VIP Series, the S&P 500 Index® and the Lehman Brothers Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

6	RS ASSET ALLOCATION VIP SERIES

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06
Based on Actual Return	$1,000.00	$1,103.20	$1.64	0.31%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.64	$1.58	0.31%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS ASSET ALLOCATION VIP SERIES	7

Schedule of Investments — RS Asset Allocation VIP Series

December 31, 2006

Shares		Value

Mutual Fund — 72.4%
Equity — 72.4%
3,489,950	RS S&P 500 Index VIP Series* (1) (Cost $31,660,261)	$36,155,885

Principal Amount		Value
U.S. Government Security — 0.6%
$300,000	U.S. Treasury Bills 4.99% due 1/25/2007 (2) (Cost $299,002)	$299,002

Shares		Value
Other Investments - For Trustee Deferred Compensation Plan (3) — 0.0%
2	RS Emerging Growth Fund, Class A	58
3	RS Global Natural Resources Fund, Class A	86
2	RS Growth Fund, Class A	34
6	RS Investors Fund, Class A	75
1	RS MidCap Opportunities Fund, Class A	19
1	RS Partners Fund, Class A	28
1	RS Smaller Company Growth Fund, Class A	30
1	RS Value Fund, Class A	19

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $349)	349

Principal Amount		Value
Repurchase Agreements — 28.2%
$7,000,000	Lehman Brothers repurchase agreement, dated 12/29/2006, maturity value $7,004,006 at 5.15%, due 1/2/2007 (4)	$7,000,000
7,116,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $7,120,032 at 5.10%, due 1/2/2007 (5)	7,116,000

	Total Repurchase Agreements (Cost $14,116,000)	14,116,000

Total Investments — 101.2% (Cost $46,075,612)		50,571,236
Liabilities in Excess of Cash, Receivables and Other Assets — (1.2)%		(612,999)

Net Assets — 100%		$49,958,237

*	RS S&P 500 Index VIP Series financial statements and financial highlights are included herein.
(1)	Affiliated issuer, as defined under the Investment Company Act of 1940, which includes issuers in which the Fund held 5% or more of the outstanding voting securities. See Note I in Notes to Financial Statements.
(2)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(4)	The repurchase agreement is fully collateralized by $6,785,000 in U.S. Government Agency, 5.50%, due 3/15/2011, with a value of $7,035,000.
(5)	The repurchase agreement is fully collateralized by $7,225,000 in U.S. Government Agency, 4.75%, due 1/19/2016, with a value of $7,261,125.

Number of Contracts	Description	Expiration	Face Value (Thousands)	Unrealized Appreciation
Purchased Futures Contracts
12	S&P 500 Index	3/2007	$4,281	$4,590

See notes to financial statements.

8	RS ASSET ALLOCATION VIP SERIES

Financial Information — RS Asset Allocation VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Unaffiliated issuers, at identified cost*	$14,415,351
Affiliated issuers, at identified cost	31,660,261

Total Cost	46,075,612

Unaffiliated issuers, at market	$299,351
Affiliated issuers, at market	36,155,885
Repurchase agreements	14,116,000

Total Investments	50,571,236
Cash	598
Receivable for fund shares sold	17,598
Interest receivable	6,028
Prepaid insurance	531

Total Assets	50,595,991

LIABILITIES
Payable for fund shares redeemed	596,470
Accrued expenses	18,668
Payable for variation margin — Note A	16,200
Deferred trustees’ compensation	349
Due to Adviser	6,067

Total Liabilities	637,754

Net Assets	$49,958,237

COMPONENTS OF NET ASSETS
Paid-in capital	47,997,596
Undistributed net investment income	12,683
Accumulated net realized loss on investments and futures contracts	(2,552,256)
Net unrealized appreciation of investments and futures contracts	4,500,214

Net Assets	$49,958,237

Shares of beneficial interest outstanding with no par value	4,823,335

Net Asset Value Per Share	$10.36

*	Includes repurchase agreements.

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$685,429
Dividends (Received from affiliated issuer)	552,041

Total Income	1,237,470

Expenses:
Investment advisory fees — Note B	235,581
Custodian fees	34,033
Printing expense	17,954
Audit fees	10,915
Trustees’ fees — Note B	6,868
Insurance expense	3,185
Legal fees	2,144
Loan commitment fees — Note H	829
Registration fees	237
Other	465

Total Expenses before reimbursement and custody credits	312,211
Less: Expenses waived by investment adviser (1)	(165,753)
Custody credits — Note A	(215)

Net Expenses	146,243

Net Investment Income	1,091,227

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on futures contracts — Note A	491,346
Net change in unrealized appreciation of investments from affiliate — Note C	4,288,818
Net change in unrealized depreciation of futures contracts — Note A	100,386

Net Realized and Unrealized Gain on Investments	4,880,550

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,971,777

(1)	The fund does not impose any advisory fees for the portion of the fund’s assets invested in other RS VIP Series Funds.

See notes to financial statements.

RS ASSET ALLOCATION VIP SERIES	9

Financial Information — RS Asset Allocation VIP Series (continued)

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,091,227	$860,291
Net realized gain on investments	491,346	721,115
Net change in unrealized appreciation/ (depreciation) of investments and futures contracts	4,389,204	68,362

Net Increase in Net Assets Resulting from Operations	5,971,777	1,649,768

Dividends to Shareholders from:
Net investment income	(1,766,357)	(329,786)

From Capital Share Transactions:
Net decrease in net assets from capital share transactions — Note G	(536,034)	(10,958,548)

Net Increase/(Decrease) in Net Assets	3,669,386	(9,638,566)

NET ASSETS:

Beginning of year	46,288,851	55,927,417

End of year*	$49,958,237	$46,288,851

* Includes undistributed net investment income of	$12,683	$687,813

See notes to financial statements.

10	RS ASSET ALLOCATION VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04		Year Ended 12/31/03		Year Ended 12/31/02
Net asset value, beginning of year	$9.49		$9.16		$8.40		$6.78		$8.62

Net investment income	0.23		0.19		0.13		0.10		0.14
Net realized and unrealized gain/(loss)	1.01		0.21		0.74		1.76		(1.83)

Total from Investment Operations	1.24		0.40		0.87		1.86		(1.69)

Dividends to Shareholders from:
Net Investment Income	(0.37)		(0.07)		(0.11)		(0.24)		(0.15)

Net asset value, end of year	$10.36		$9.49		$9.16		$8.40		$6.78

Total Return*	13.37%		4.36%		10.31%		27.70%		(19.88)%

Net assets, end of year (thousands)	$49,958		$46,289		$55,927		$48,980		$34,572
Net ratio of expenses to average net assets	0.31	%(a)(c)	0.38	%(a)	0.31	%(a)	0.29	%(a)	0.31	%(a)
Gross ratio of expenses to average net assets	0.68	%(b)	0.51	%(b)	0.53	%(b)	0.54	%(b)	0.56	%(b)
Net ratio of net investment income to average net assets	2.32	%(c)	1.75%		1.52%		1.51%		1.89%
Portfolio turnover rate	0%		2%		0%		0%		0%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Amounts do not include expenses of the underlying fund.
(b)	Amounts include expenses of the underlying fund.
(c)	Includes the effect of expenses waived by investment adviser.

See notes to financial statements.

RS ASSET ALLOCATION VIP SERIES	11

Financial Information — RS Asset Allocation VIP Series

Notes to Financial Statements — RS Asset Allocation VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Asset Allocation VIP Series (the “Fund” or “AAV”) is a series of the Trust. AAV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian VC Asset Allocation Fund (“GVCAAF”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of AAV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

AAV is permitted to buy international securities that are not U.S. dollar denominated. AAV’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which AAV earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are

12	RS ASSET ALLOCATION VIP SERIES

actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

AAV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by AAV. When forward contracts are closed, AAV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. AAV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

AAV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, AAV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by AAV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by AAV. The daily changes in the variation margin are recognized as unrealized gains or losses by AAV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, AAV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for AAV. Net realized short-term and long-term capital gains for AAV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of AAV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

Ordinary Income
2006	$1,766,357
2005	329,786

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$13,031	$(2,547,672)	$4,495,624

Taxes

AAV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2006, for federal income tax purposes, the Fund had a capital loss carryforward as follows:

Capital Loss Carryforward	Expiration Date
$(2,547,672)	2010

RS ASSET ALLOCATION VIP SERIES	13

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

December 31, 2006

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Custody Credits

AAV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, AAV’s custodian fees were reduced by $215. AAV could have employed the uninvested assets to produce income if AAV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.50% of the average daily net assets of the Fund.

RS Investments has agreed to waive the advisory fee with regard to the portion of AAV’s assets that are invested in other RS VIP Series Funds. In addition RS Investments has agreed, through December 31, 2009, that it will not receive, with regard to the portion of AAV’s portfolio that is invested directly in securities, annual advisory fees in excess of 0.50%. There are no duplicative advisory fees charged to AAV on assets invested in other RS Funds.

GIS serves as the sub-adviser for AAV. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative and accounting services to AAV, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for its services, RS Investments pays GIS at an annual rate of 0.475% of the average daily net assets of AAV that are invested directly in securities. Payment of the sub-investment advisory fees does not represent a separate or additional expense to AAV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds 0.68% of the average daily net assets of AAV. No subsidy of the ordinary operating expenses of AAV was required for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

AAV received $552,041 in dividends from RS S&P 500 Index VIP Series.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $552,391 and $0, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures at December 31, 2006 aggregated $4,495,624 and $0, respectively, resulting in net unrealized appreciation of $4,495,624. The cost of investments owned at December 31, 2006 for federal income tax purposes was $46,075,612.

14	RS ASSET ALLOCATION VIP SERIES

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, AAV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, AAV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Reverse Repurchase Agreements

AAV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time AAV enters into a reverse repurchase agreement, AAV segregates on their books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by AAV may be unable to deliver the securities when AAV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in AAV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

AAV may enter into dollar rolls (principally using TBA’s) in which AAV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in the future month. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the replacement securities sold by AAV may be unable to deliver the securities when it is required to do so. AAV is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in AAV’s net asset value and may be viewed as a form of leverage.

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for AAV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	479,546	494,217	$4,771,257	$4,531,165
Shares issued in reinvestment of dividends	180,790	36,161	1,772,453	329,786
Shares repurchased	(716,879)	(1,752,890)	(7,079,744)	(15,819,499)

Net decrease	(56,543)	(1,222,512)	$(536,034)	$(10,958,548)

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

RS ASSET ALLOCATION VIP SERIES	15

Notes to Financial Statements — RS Asset Allocation VIP Series (continued)

December 31, 2006

Note I.	Investments in Affiliates[1]

A summary of AAV transactions in affiliated issuers during the year ended December 31, 2006 is set forth below:

Name of Issuer	Balance of Shares Held December 31, 2005	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2006	Value December 31, 2006	Dividends Included in Dividend Income	Net Realized Gains from Underlying Funds	Net Realized Gain/(Loss) on Sales

Non-Controlled Affiliates

RS S&P 500 Index VIP Series	3,433,665	56,285	—	3,489,950	$36,155,885	$552,041	$—	$—

Note J.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note K.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note L.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

[1]	Affiliated issuers, as defined in the 1940 Act, includes issuers in which the Fund held 5% or more of the outstanding voting securities.

16	RS ASSET ALLOCATION VIP SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RS Asset Allocation VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Asset Allocation VIP Series (the "Fund") at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

RS ASSET ALLOCATION VIP SERIES	17

Financial Information for RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series currently invests in RS S&P 500 Index VIP Series; therefore, the financial statements for RS S&P 500 Index VIP Series are included on the following pages.

18	RS ASSET ALLOCATION VIP SERIES

Schedule of Investments — RS S&P 500 Index VIP Series

December 31, 2006

Shares		Value

Common Stocks — 97.7%
Aerospace and Defense — 2.4%
15,941	Boeing Co.	$1,416,198
8,896	General Dynamics Corp.	661,418
2,074	Goodrich Corp.	94,471
15,604	Honeywell Int’l., Inc.	705,925
2,900	L-3 Comm. Hldgs., Inc.	237,162
7,403	Lockheed Martin Corp.	681,594
8,930	Northrop Grumman Corp.	604,561
10,352	Raytheon Co.	546,586
2,736	Rockwell Collins, Inc.	173,161
20,200	United Technologies Corp.	1,262,904

		6,383,980

Air Freight and Logistics — 0.9%
6,394	FedEx Corp.	694,516
22,059	United Parcel Svc., Inc. — Class B	1,653,984

		2,348,500

Airlines — 0.1%
18,199	Southwest Airlines Co.	278,809

Auto Components — 0.2%
2,622	Goodyear Tire & Rubber Co.*	55,036
4,088	Johnson Controls, Inc.	351,241

		406,277

Automobiles — 0.4%
36,944	Ford Motor Co.	277,449
11,434	General Motors Corp.	351,253
5,221	Harley-Davidson, Inc.	367,924

		996,626

Beverages — 2.0%
14,362	Anheuser-Busch Cos., Inc.	706,611
2,046	Brown-Forman Corp. — Class B	135,527
42,764	Coca-Cola Co.	2,063,363
8,124	Coca-Cola Enterprises, Inc.	165,892
3,500	Constellation Brands, Inc. — Class A*	101,570
1,841	Molson Coors Brewing Co. — Class B	140,726
4,264	Pepsi Bottling Group, Inc.	131,800
32,671	PepsiCo., Inc.	2,043,571

		5,489,060

Biotechnology — 1.3%
23,617	Amgen, Inc.*	1,613,278
7,754	Biogen Idec, Inc.*	381,419
7,200	Celgene Corp.*	414,216
5,005	Genzyme Corp.*	308,208
9,200	Gilead Sciences, Inc.*	597,356
6,441	MedImmune, Inc.*	208,495

		3,522,972

Building Products — 0.2%
3,957	American Standard Cos., Inc.	181,429
7,420	Masco Corp.	221,635

		403,064

Capital Markets — 3.8%
4,567	Ameriprise Financial, Inc.	248,902
14,970	Bank of New York, Inc.	589,369
2,876	Bear Stearns Cos., Inc.	468,155
22,577	Charles Schwab Corp.	436,639
10,100	E*TRADE Financial Corp.*	226,442
1,739	Federated Investors, Inc. — Class B	58,743
3,987	Franklin Resources, Inc.	439,248
8,902	Goldman Sachs Group, Inc.	1,774,614

Shares		Value

6,726	Janus Capital Group, Inc.	$145,214
2,500	Legg Mason, Inc.	237,625
10,848	Lehman Brothers Hldgs., Inc.	847,446
7,285	Mellon Financial Corp.	307,063
18,064	Merrill Lynch & Co., Inc.	1,681,758
21,983	Morgan Stanley	1,790,076
3,863	Northern Trust Corp.	234,445
6,370	State Street Corp.	429,593
4,316	T. Rowe Price Group, Inc.	188,911

		10,104,243

Chemicals — 1.4%
3,869	Air Products & Chemicals, Inc.	271,913
1,031	Ashland, Inc.	71,325
19,542	Dow Chemical Co.	780,507
18,905	E.I. Du Pont de Nemours & Co.	920,863
1,156	Eastman Chemical Co.	68,562
4,704	Ecolab, Inc.	212,621
1,633	Hercules, Inc.*	31,533
1,417	Int’l. Flavors & Fragrances, Inc.	69,660
11,514	Monsanto Co.	604,830
2,995	PPG Inds., Inc.	192,309
5,483	Praxair, Inc.	325,306
3,888	Rohm & Haas Co.	198,755
1,351	Sigma-Aldrich	105,000

		3,853,184

Commercial Banks — 4.0%
10,334	BB&T Corp.	453,973
3,064	Comerica, Inc.	179,796
3,500	Commerce Bancorp, Inc.	123,445
2,100	Compass Bancshares, Inc.	125,265
10,354	Fifth Third Bancorp	423,789
2,992	First Horizon Nat’l. Corp.	125,006
7,298	Huntington Bancshares, Inc.	173,327
7,242	KeyCorp	275,413
2,000	M & T Bank Corp.	244,320
6,396	Marshall & Ilsley Corp.	307,712
11,847	National City Corp.	433,126
6,005	PNC Financial Svcs. Group	444,610
15,927	Regions Financial Corp.	595,670
7,523	SunTrust Banks, Inc.	635,317
5,299	Synovus Financial Corp.	163,368
37,797	U.S. Bancorp	1,367,873
39,013	Wachovia Corp.	2,221,790
67,910	Wells Fargo & Co.	2,414,880
1,672	Zions Bancorporation	137,840

		10,846,520

Commercial Services and Supplies — 0.6%
4,913	Allied Waste Inds., Inc.*	60,381
2,079	Avery Dennison Corp.	141,227
3,041	Cintas Corp.	120,758
2,150	Equifax, Inc.	87,290
2,470	Monster Worldwide, Inc.*	115,201
8,465	Pitney Bowes, Inc.	390,998
4,695	R.R. Donnelley & Sons Co.	166,860
2,619	Robert Half Int’l., Inc.	97,217
11,422	Waste Management, Inc.	419,987

		1,599,919

Communications Equipment — 2.6%
1,701	ADC Telecomm., Inc.*	24,715
10,957	Avaya, Inc.*	153,179
2,154	Ciena Corp.*	59,687
129,463	Cisco Systems, Inc.*	3,538,224

See notes to financial statements.

RS ASSET ALLOCATION VIP SERIES	19

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

December 31, 2006

Shares		Value

2,797	Comverse Technology, Inc.*	$59,044
30,763	Corning, Inc.*	575,576
3,432	JDS Uniphase Corp.*	57,177
11,000	Juniper Networks, Inc.*	208,340
50,705	Motorola, Inc.	1,042,495
33,468	QUALCOMM, Inc.	1,264,756
8,953	Tellabs, Inc.*	91,858

		7,075,051

Computers and Peripherals — 3.6%
17,533	Apple Computer, Inc.*	1,487,500
47,143	Dell, Inc.*	1,182,818
45,971	EMC Corp.*	606,817
55,301	Hewlett Packard Co.	2,277,848
30,422	Int’l. Business Machines	2,955,497
2,204	Lexmark Int’l. Group, Inc. — Class A*	161,333
2,932	NCR Corp.*	125,372
8,633	Network Appliance, Inc.*	339,104
2,794	QLogic Corp.*	61,245
4,800	SanDisk Corp.*	206,544
55,932	Sun Microsystems, Inc.*	303,152

		9,707,230

Construction and Engineering — 0.1%
2,106	Fluor Corp.	171,955

Construction Materials — 0.1%
1,518	Vulcan Materials Co.	136,423

Consumer Finance — 1.0%
22,837	American Express Co.	1,385,521
11,040	Capital One Financial Corp.	848,093
7,586	SLM Corp.	369,969

		2,603,583

Containers and Packaging — 0.2%
1,698	Ball Corp.	74,033
2,984	Bemis Co., Inc.	101,396
2,370	Pactiv Corp.*	84,585
2,355	Sealed Air Corp.	152,887
1,604	Temple-Inland, Inc.	73,832

		486,733

Distributors — 0.1%
5,413	Genuine Parts Co.	256,739

Diversified Consumer Services — 0.1%
2,958	Apollo Group, Inc. — Class A*	115,273
6,318	H & R Block, Inc.	145,567

		260,840

Diversified Financial Services — 5.5%
92,081	Bank of America Corp.	4,916,204
700	Chicago Mercantile Exchange Hldgs., Inc.	356,825
4,000	CIT Group, Inc.	223,080
101,338	Citigroup, Inc.	5,644,527
70,708	J.P. Morgan Chase & Co.	3,415,196
4,648	Moody’s Corp.	320,991

		14,876,823

Diversified Telecommunication Services — 2.8%
82,113	AT & T, Inc.	2,935,540
36,963	BellSouth Corp.	1,741,327
2,122	CenturyTel, Inc.	92,647
9,221	Citizens Comm. Co.	132,506
2,740	Embarq Corp.	144,014
32,677	Qwest Comm. Int’l., Inc.*	273,506
58,236	Verizon Comm.	2,168,709
6,929	Windstream Corp.	98,530

		7,586,779

Shares		Value

Electric Utilities — 1.8%
3,880	Allegheny Energy, Inc.*	$178,131
7,774	American Electric Power, Inc.	331,017
23,302	Duke Energy Corp.	773,859
6,073	Edison Int’l.	276,200
3,852	Entergy Corp.	355,617
14,956	Exelon Corp.	925,627
7,451	FirstEnergy Corp.	449,295
8,412	FPL Group, Inc.	457,781
1,550	Pinnacle West Capital Corp.	78,570
6,916	PPL Corp.	247,869
5,078	Progress Energy, Inc.	249,228
13,384	Southern Co.	493,334

		4,816,528

Electrical Equipment — 0.4%
2,932	American Power Conversion Corp.	89,690
2,094	Cooper Inds. Ltd. — Class A	189,360
15,390	Emerson Electric Co.	678,545
3,531	Rockwell Automation, Inc.	215,674

		1,173,269

Electronic Equipment and Instruments — 0.3%
9,869	Agilent Technologies, Inc.*	343,935
5,356	Jabil Circuit, Inc.	131,490
2,894	Molex, Inc.	91,537
9,102	Sanmina-SCI Corp.*	31,402
24,921	Solectron Corp.*	80,245
3,432	Symbol Technologies, Inc.	51,274
1,335	Tektronix, Inc.	38,942

		768,825

Energy Equipment and Services — 1.7%
7,888	B.J. Svcs. Co.	231,276
6,815	Baker Hughes, Inc.	508,808
20,590	Halliburton Co.	639,320
6,320	Nabors Inds., Inc.*	188,210
3,900	National-Oilwell Varco, Inc.*	238,602
3,207	Noble Corp.	244,213
2,114	Rowan Cos., Inc.	70,185
24,058	Schlumberger Ltd.	1,519,503
4,000	Smith International, Inc.	164,280
6,670	Transocean, Inc.*	539,536
7,700	Weatherford Int’l. Ltd.*	321,783

		4,665,716

Food and Staples Retailing — 2.1%
8,757	Costco Wholesale Corp.	462,983
17,192	CVS Corp.	531,405
16,796	Kroger Co.	387,484
7,770	Safeway, Inc.	268,531
3,107	Supervalu, Inc.	111,075
12,894	Sysco Corp.	473,983
53,782	Wal-Mart Stores, Inc.	2,483,653
19,380	Walgreen Co.	889,348
2,600	Whole Foods Market, Inc.	122,018

		5,730,480

Food Products — 1.1%
14,488	Archer-Daniels-Midland Co.	463,036
7,064	Campbell Soup Co.	274,719
8,985	ConAgra Foods, Inc.	242,595
2,600	Dean Foods Co.*	109,928
6,325	General Mills, Inc.	364,320
5,712	H.J. Heinz Co.	257,097
5,575	Hershey Co.	277,635

See notes to financial statements.

20	RS ASSET ALLOCATION VIP SERIES

December 31, 2006

Shares		Value

6,792	Kellogg Co.	$340,008
2,128	McCormick & Co., Inc.	82,056
12,896	Sara Lee Corp.	219,619
4,500	Tyson Foods, Inc. — Class A	74,025
5,402	W.M. Wrigley Jr. Co.	279,391

		2,984,429

Gas Utilities — 0.1%
938	NICOR, Inc.	43,898
605	Peoples Energy Corp.	26,965
1,700	Questar Corp.	141,185

		212,048

Health Care Equipment and Supplies — 1.6%
806	Bausch & Lomb, Inc.	41,960
12,386	Baxter Int’l., Inc.	574,587
4,439	Becton Dickinson & Co., Inc.	311,396
3,938	Biomet, Inc.	162,521
26,319	Boston Scientific Corp.*	452,161
1,891	C.R. Bard, Inc.	156,896
2,597	Hospira, Inc.*	87,207
24,740	Medtronic, Inc.	1,323,838
8,090	St. Jude Medical, Inc.*	295,770
8,212	Stryker Corp.	452,563
5,170	Zimmer Hldgs., Inc.*	405,225

		4,264,124

Health Care Providers and Services — 2.4%
12,292	Aetna, Inc.	530,769
4,226	AmerisourceBergen Corp.	190,001
8,368	Cardinal Health, Inc.	539,150
8,800	Caremark Rx, Inc.	502,568
2,296	Cigna Corp.	302,085
3,150	Coventry Health Care, Inc.*	157,657
3,538	Express Scripts, Inc.*	253,321
4,134	Health Management Assoc., Inc. — Class A	87,269
3,135	Humana, Inc.*	173,397
2,400	Laboratory Corp. of America*	176,328
1,471	Manor Care, Inc.	69,019
5,759	McKesson Corp.	291,981
6,534	Medco Health Solutions, Inc.*	349,177
2,100	Patterson Cos., Inc.*	74,571
3,696	Quest Diagnostics, Inc.	195,888
7,310	Tenet Healthcare Corp.*	50,951
27,600	UnitedHealth Group, Inc.	1,482,948
12,606	WellPoint, Inc.*	991,966

		6,419,046

Health Care Technology — 0.0%
4,244	IMS Health, Inc.	116,625

Hotels, Restaurants and Leisure — 1.6%
10,827	Carnival Corp.	531,064
2,562	Darden Restaurants, Inc.	102,916
3,771	Harrah’s Entertainment, Inc.	311,937
8,124	Hilton Hotels Corp.	283,528
7,684	Int’l. Game Technology	355,001
7,232	Marriott Int’l., Inc. — Class A	345,111
24,461	McDonald’s Corp.	1,084,356
15,064	Starbucks Corp.*	533,567
4,298	Starwood Hotels & Resorts Worldwide, Inc.	268,625
2,530	Wendy’s Int’l., Inc.	83,718
3,797	Wyndham Worldwide Corp.*	121,580
5,173	Yum! Brands, Inc.	304,172

		4,325,575

Shares		Value

Household Durables — 0.6%
1,205	Black & Decker Corp.	$96,364
2,442	Centex Corp.	137,411
5,000	D.R. Horton, Inc.	132,450
2,245	Fortune Brands, Inc.	191,701
1,300	Harman Int’l. Inds., Inc.	129,883
1,490	KB Home	76,407
2,928	Leggett & Platt, Inc.	69,979
3,400	Lennar Corp. — Class A	178,364
5,096	Newell Rubbermaid, Inc.	147,529
4,860	Pulte Homes, Inc.	160,963
873	Snap-On, Inc.	41,590
1,281	Stanley Works	64,422
1,159	Whirlpool Corp.	96,220

		1,523,283

Household Products — 2.1%
3,445	Clorox Co.	220,997
9,818	Colgate-Palmolive Co.	640,526
9,529	Kimberly-Clark Corp.	647,495
65,562	Procter & Gamble Co.	4,213,670

		5,722,688

Independent Power Producers and Energy Traders — 0.4%
13,081	AES Corp.*	288,305
3,844	Constellation Energy Group, Inc.	264,736
5,523	Dynegy, Inc. — Class A*	39,987
9,960	TXU Corp.	539,932

		1,132,960

Industrial Conglomerates — 3.8%
15,694	3M Co.	1,223,033
207,351	General Electric Co.	7,715,531
2,366	Textron, Inc.	221,860
38,378	Tyco Int’l. Ltd.	1,166,691

		10,327,115

Information Technology Services — 1.0%
2,300	Affiliated Computer Svcs., Inc. — Class A*	112,332
9,913	Automatic Data Processing, Inc.	488,215
2,600	Cognizant Tech. Solutions Corp. — Class A*	200,616
3,266	Computer Sciences Corp.*	174,306
2,590	Convergys Corp.*	61,590
10,014	Electronic Data Systems Corp.	275,886
3,300	Fidelity Nat’l. Information Svcs., Inc.	132,297
15,929	First Data Corp.	406,508
3,775	Fiserv, Inc.*	197,886
7,597	Paychex, Inc.	300,385
2,167	Sabre Hldgs. Corp. — Class A	69,106
4,833	Unisys Corp.*	37,891
15,929	Western Union Co.	357,128

		2,814,146

Insurance — 4.7%
6,224	ACE Ltd.	376,988
11,497	AFLAC, Inc.	528,862
12,499	Allstate Corp.	813,810
2,084	Ambac Financial Group, Inc.	185,622
52,703	American Int’l. Group, Inc.	3,776,697
5,608	Aon Corp.	198,187
7,936	Chubb Corp.	419,894
4,875	Cincinnati Financial Corp.	220,886
8,000	Genworth Financial, Inc. — Class A	273,680
5,690	Hartford Financial Svcs. Group, Inc.	530,934
6,446	Lincoln Nat’l. Corp.	428,014
9,663	Loews Corp.	400,724

See notes to financial statements.

RS ASSET ALLOCATION VIP SERIES	21

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

December 31, 2006

Shares		Value

11,451	Marsh & McLennan Cos., Inc.	$351,088
2,700	MBIA, Inc.	197,262
15,772	MetLife, Inc.	930,706
5,188	Principal Financial Group, Inc.	304,535
14,224	Progressive Corp.	344,505
9,477	Prudential Financial, Inc.	813,695
2,047	SAFECO Corp.	128,040
13,898	St. Paul Travelers Cos., Inc.	746,184
1,782	Torchmark Corp.	113,620
9,310	UnumProvident Corp.	193,462
3,956	XL Capital Ltd. — Class A	284,911

		12,562,306

Internet and Catalog Retail — 0.1%
5,800	Amazon.com, Inc.*	228,868
2,000	IAC/ InterActiveCorp*	74,320

		303,188

Internet Software and Services — 1.3%
25,334	eBay, Inc.*	761,793
4,300	Google, Inc. — Class A*	1,980,064
4,100	VeriSign, Inc.*	98,605
25,976	Yahoo! Inc.*	663,427

		3,503,889

Leisure Equipment and Products — 0.2%
1,348	Brunswick Corp.	43,001
7,563	Eastman Kodak Co.	195,126
2,589	Hasbro, Inc.	70,550
6,533	Mattel, Inc.	148,038

		456,715

Life Sciences Tools and Services — 0.2%
3,176	Applera Corp. — Applied Biosystems Group	116,528
723	Millipore Corp.*	48,152
1,870	PerkinElmer, Inc.	41,570
7,690	Thermo Electron Corp.*	348,280
1,962	Waters Corp.*	96,079

		650,609

Machinery — 1.5%
13,694	Caterpillar, Inc.	839,853
1,018	Cummins, Inc.	120,307
5,066	Danaher Corp.	366,981
4,466	Deere & Co.	424,583
7,032	Dover Corp.	344,709
2,646	Eaton Corp.	198,820
11,408	Illinois Tool Works, Inc.	526,936
5,794	Ingersoll-Rand Co. Ltd. — Class A	226,719
4,742	ITT Inds., Inc.	269,440
4,573	PACCAR, Inc.	296,788
2,232	Pall Corp.	77,116
2,365	Parker-Hannifin Corp.	181,821
1,000	Terex Corp.*	64,580

		3,938,653

Media — 3.6%
15,737	CBS Corp. — Class B	490,680
9,954	Clear Channel Comm., Inc.	353,765
43,088	Comcast Corp. — Class A*	1,823,915
6,000	DIRECTV Group, Inc.*	149,640
1,257	Dow Jones & Co., Inc.	47,766
5,313	Gannett Co., Inc.	321,224
2,911	Idearc Inc*	83,400
7,803	Interpublic Group Cos., Inc.*	95,509
6,524	McGraw-Hill Cos., Inc.	443,762

Shares		Value

742	Meredith Corp.	$41,812
3,273	New York Times Co. — Class A	79,730
47,300	News Corp. — Class A	1,016,004
3,111	Omnicom Group, Inc.	325,224
1,600	Scripps E.W. Co. — Class A	79,904
86,724	Time Warner, Inc.	1,888,849
6,418	Tribune Co.	197,546
5,466	Univision Comm., Inc. — Class A*	193,606
15,737	Viacom, Inc. — Class B*	645,689
42,416	Walt Disney Co.	1,453,596

		9,731,621

Metals and Mining — 1.0%
18,625	Alcoa, Inc.	558,936
2,406	Allegheny Technologies, Inc.	218,176
4,391	Freeport-McMoran Copper & Gold, Inc. — Class B	244,710
9,604	Newmont Mining Corp.	433,621
6,822	Nucor Corp.	372,891
4,496	Phelps Dodge Corp.	538,261
2,788	United States Steel Corp.	203,914

		2,570,509

Multiline Retail — 1.2%
1,734	Big Lots, Inc.*	39,743
1,262	Dillards, Inc. — Class A	44,132
6,584	Dollar General Corp.	105,739
2,592	Family Dollar Stores, Inc.	76,024
11,094	Federated Department Stores, Inc.	423,014
5,398	J.C. Penney Co., Inc.	417,589
6,913	Kohl’s Corp.*	473,057
4,040	Nordstrom, Inc.	199,334
1,811	Sears Hldgs. Corp.*	304,121
17,546	Target Corp.	1,000,999

		3,083,752

Multi–Utilities — 1.1%
4,315	Ameren Corp.	231,845
7,948	CenterPoint Energy, Inc.	131,778
7,452	CMS Energy Corp.*	124,448
4,764	Consolidated Edison, Inc.	229,006
6,657	Dominion Resources, Inc.	558,123
4,105	DTE Energy Co.	198,723
4,794	KeySpan Corp.	197,417
4,793	NiSource, Inc.	115,511
6,780	PG&E Corp.	320,897
5,184	Public Svc. Enterprise Group, Inc.	344,114
5,394	Sempra Energy	302,280
2,588	TECO Energy, Inc.	44,591
5,953	Xcel Energy, Inc.	137,276

		2,936,009

Office Electronics — 0.1%
20,891	Xerox Corp.*	354,102

Oil, Gas and Consumable Fuels — 7.9%
9,186	Anadarko Petroleum Corp.	399,775
7,096	Apache Corp.	471,955
6,700	Chesapeake Energy Corp.	194,635
45,419	Chevron Corp.	3,339,659
34,735	ConocoPhillips	2,499,183
3,600	CONSOL Energy, Inc	115,668
8,698	Devon Energy Corp.	583,462
13,790	El Paso Corp.	210,711
4,845	EOG Resources, Inc.	302,570
121,202	Exxon Mobil Corp.	9,287,709
5,421	Hess Corp.	268,719

See notes to financial statements.

22	RS ASSET ALLOCATION VIP SERIES

December 31, 2006

Shares		Value

2,245	Kinder Morgan, Inc.	$237,409
7,248	Marathon Oil Corp.	670,440
3,000	Murphy Oil Corp.	152,550
17,458	Occidental Petroleum Corp.	852,474
5,300	Peabody Energy Corp.	214,173
2,532	Sunoco, Inc.	157,895
12,700	Valero Energy Corp.	649,732
10,715	Williams Cos., Inc.	279,876
9,233	XTO Energy, Inc.	434,413

		21,323,008

Paper and Forest Products — 0.3%
9,605	Int’l. Paper Co.	327,531
2,990	MeadWestvaco Corp.	89,879
5,010	Weyerhaeuser Co.	353,956

		771,366

Personal Products — 0.2%
9,396	Avon Products, Inc.	310,444
2,300	Estee Lauder Cos., Inc. — Class A	93,886

		404,330

Pharmaceuticals — 6.2%
30,289	Abbott Laboratories	1,475,377
2,863	Allergan, Inc.	342,816
2,000	Barr Pharmaceuticals, Inc.*	100,240
38,537	Bristol-Myers Squibb Corp.	1,014,294
22,839	Eli Lilly & Co.	1,189,912
7,079	Forest Laboratories, Inc.*	358,197
60,954	Johnson & Johnson	4,024,183
3,645	King Pharmaceuticals, Inc.*	58,028
45,858	Merck & Co., Inc.	1,999,409
4,500	Mylan Laboratories, Inc.	89,820
150,003	Pfizer, Inc.	3,885,078
31,420	Schering-Plough Corp.	742,769
1,956	Watson Pharmaceuticals, Inc.*	50,915
27,069	Wyeth	1,378,353

		16,709,391

Real Estate Investment Trusts — 1.1%
3,463	Apartment Investment & Management Co. — Class A	193,997
4,200	Archstone-Smith Trust	244,482
2,200	Boston Properties, Inc.	246,136
8,963	Equity Office Pptys. Trust	431,748
5,321	Equity Residential	270,041
4,200	Kimco Realty Corp.	188,790
3,362	Plum Creek Timber Co., Inc.	133,976
5,292	ProLogis	321,595
2,900	Public Storage, Inc.	282,750
4,402	Simon Ppty. Group, Inc.	445,878
2,300	Vornado Realty Trust	279,450

		3,038,843

Real Estate Management and Development — 0.1%
3,700	CB Richard Ellis Group, Inc. — Class A*	122,840
4,746	Realogy Corp.*	143,899

		266,739

Road and Rail — 0.7%
7,561	Burlington Northern Santa Fe	558,078
8,968	CSX Corp.	308,768
8,129	Norfolk Southern Corp.	408,807
930	Ryder System, Inc.	47,486
5,442	Union Pacific Corp.	500,773

		1,823,912

Shares		Value

Semiconductors and Semiconductor Equipment — 2.3%
11,902	Advanced Micro Devices, Inc.*	$242,206
6,790	Altera Corp.*	133,627
6,027	Analog Devices, Inc.	198,107
29,509	Applied Materials, Inc.	544,441
9,144	Broadcom Corp. — Class A*	295,443
118,353	Intel Corp.	2,396,648
3,328	KLA-Tencor Corp.	165,568
5,347	Linear Technology Corp.	162,121
9,161	LSI Logic Corp.*	82,449
7,129	Maxim Integrated Products, Inc.	218,290
15,228	Micron Technology, Inc.*	212,583
6,658	National Semiconductor Corp.	151,137
2,370	Novellus Systems, Inc.*	81,575
6,574	NVIDIA Corp.*	243,304
3,328	PMC-Sierra, Inc.*	22,331
3,377	Teradyne, Inc.*	50,520
31,480	Texas Instruments, Inc.	906,624
5,730	Xilinx, Inc.	136,431

		6,243,405

Software — 3.4%
11,654	Adobe Systems, Inc.*	479,213
4,116	Autodesk, Inc.*	166,533
3,606	BMC Software, Inc.*	116,113
9,555	CA, Inc.	216,421
4,616	Citrix Systems, Inc.*	124,863
5,622	Compuware Corp.*	46,831
6,400	Electronic Arts, Inc.*	322,304
6,330	Intuit, Inc.*	193,128
186,465	Microsoft Corp.	5,567,845
7,029	Novell, Inc.*	43,580
83,811	Oracle Corp.*	1,436,521
1,562	Parametric Technology Corp.*	28,147
21,273	Symantec Corp.*	443,542

		9,185,041

Specialty Retail — 2.0%
4,700	AutoNation, Inc.*	100,204
1,474	AutoZone, Inc.*	170,335
5,064	Bed, Bath & Beyond, Inc.*	192,938
8,740	Best Buy Co., Inc.	429,921
3,140	Circuit City Stores, Inc.	59,597
14,914	Gap, Inc.	290,823
42,730	Home Depot, Inc.	1,716,037
9,195	Limited Brands	266,103
30,368	Lowe’s Cos., Inc.	945,963
6,624	Office Depot, Inc.*	252,838
2,141	OfficeMax, Inc.	106,301
2,565	RadioShack Corp.	43,041
2,251	Sherwin-Williams Co.	143,119
11,790	Staples, Inc.	314,793
2,179	Tiffany & Co.	85,504
8,072	TJX Cos., Inc.	230,213

		5,347,730

Textiles, Apparel and Luxury Goods — 0.4%
6,400	Coach, Inc.*	274,944
1,927	Jones Apparel Group, Inc.	64,419
1,595	Liz Claiborne, Inc.	69,319
4,408	NIKE, Inc. — Class B	436,524
1,636	V.F. Corp.	134,283

		979,489

See notes to financial statements.

RS ASSET ALLOCATION VIP SERIES	23

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

December 31, 2006

Shares		Value

Thrifts and Mortgage Finance — 1.4%
12,410	Countrywide Financial Corp.	$526,805
13,787	Federal Home Loan Mortgage Corp.	936,137
19,513	Federal National Mortgage Assn.	1,158,877
1,536	MGIC Investment Corp.	96,062
9,765	Sovereign Bancorp, Inc.	247,933
18,321	Washington Mutual, Inc.	833,422

		3,799,236

Tobacco — 1.6%
42,695	Altria Group, Inc.	3,664,085
4,678	Reynolds American, Inc.	306,269
3,831	UST, Inc.	222,964

		4,193,318

Trading Companies and Distributors — 0.1%
2,192	W.W. Grainger, Inc.	153,308

Wireless Telecommunication Services — 0.6%
6,702	ALLTEL Corp.	405,337
59,117	Sprint Nextel Corp.	1,116,720

		1,522,057

	Total Common Stocks (Cost $201,103,961)	262,244,693

Principal Amount		Value
U.S. Government Securities — 0.1%
U.S. Treasury Bills — 0.1%
	U.S. Treasury Bills
$350,000	4.838% due 3/22/2007 (1)	$346,237
15,000	4.985% due 1/25/2007 (1)	14,950

		361,187

	Total U.S. Government Securities (Cost $361,187)	361,187

Shares		Value
Other Investments - For Trustee Deferred Compensation Plan (2) — 0.0%
9	RS Emerging Growth Fund, Class A	$311
15	RS Global Natural Resources Fund, Class A	456
12	RS Growth Fund, Class A	182
34	RS Investors Fund, Class A	396
7	RS MidCap Opportunities Fund, Class A	100
4	RS Partners Fund, Class A	148
8	RS Smaller Company Growth Fund, Class A	160
4	RS Value Fund, Class A	100

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $1,853)	1,853

Principal Amount		Value

Repurchase Agreement — 2.0%
$ 5,360,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $5,363,037 at 5.10%, due 1/2/2007 (3) (Cost $5,360,000)	$5,360,000

Total Investments — 99.8% (Cost $206,827,001)		267,967,733
Cash, Receivables, and Other Assets Less Liabilities — 0.2%		423,045

Net Assets — 100%		$268,390,778

*	Non-income producing security.
(1)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(3)	The repurchase agreement is fully collateralized by $5,360,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $5,467,200.

Number of Contracts	Description	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
16	S & P 500 Index	3/2007	$5,707	$6,120

See notes to financial statements.

24	RS ASSET ALLOCATION VIP SERIES

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $206,827,001)	$267,967,733
Dividends receivable	357,146
Receivable for fund shares sold	175,587
Interest receivable	2,278
Prepaid insurance	3,110

Total Assets	268,505,854

LIABILITIES
Accrued expenses	29,123
Payable for variation margin — Note A	21,600
Payable for fund shares redeemed	3,985
Deferred trustees’ compensation	1,853
Due to custodian	1,755
Due to Adviser	56,760

Total Liabilities	115,076

Net Assets	$268,390,778

COMPONENTS OF NET ASSETS
Paid-in capital	339,177,077
Undistributed net investment income	164,022
Accumulated net realized loss on investments and futures contracts	(132,097,173)
Net unrealized appreciation of investments and futures contracts	61,146,852

Net Assets	$268,390,778

Shares of beneficial interest outstanding with no par value	25,904,976

Net Asset Value Per Share	$10.36

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$4,516,446
Interest	261,967

Total Income	4,778,413

Expenses:
Investment advisory fees — Note B	597,787
Custodian fees	123,322
Trustees’ fees — Note B	35,100
Audit fees	29,238
Printing expense	28,148
Registration fees	24,268
Insurance expense	13,718
Legal fees	9,800
Loan commitment fees — Note F	3,407
Other	505

Total Expenses before Waivers and Custody credits	865,293
Less: Expenses waived by sub-adviser — Note B	(195,294)
Custody credits — Note A	(478)

Expenses Net of Waivers and Custody credits	669,521

Net Investment Income	4,108,892

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments — Note A	(315,584)
Net realized gain on futures contracts — Note A	517,087
Net change in unrealized appreciation of investments — Note C	30,912,582
Net change in unrealized depreciation of futures contracts — Note A	54,018

Net Realized and Unrealized Gain on Investments	31,168,103

NET INCREASE IN NET ASSETS FROM OPERATIONS	$35,276,995

See notes to financial statements.

RS ASSET ALLOCATION VIP SERIES	25

Financial Information — RS S&P 500 Index VIP Series (continued)

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$4,108,892	$3,311,628
Net realized gain on investments	201,503	146,486
Net change in unrealized appreciation of investments and futures contracts	30,966,600	6,117,526

Net Increase in Net Assets Resulting from Operations	35,276,995	9,575,640

Dividends to Shareholders from:
Net investment income	(4,039,774)	(3,289,364)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note E	17,624,878	10,424,376

Net Increase in Net Assets	48,862,099	16,710,652

NET ASSETS:

Beginning of year	219,528,679	202,818,027

End of year*	$268,390,778	$219,528,679

* Includes undistributed net investment income of:	$164,022	$98,844

See notes to financial statements.

26	RS ASSET ALLOCATION VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$9.12		$8.86	$8.14	$6.44	$8.47

Net investment income	0.16		0.14	0.14	0.11	0.14
Net realized and unrealized gain/(loss)	1.24		0.26	0.72	1.70	(2.03)

Total from Investment Operations	1.40		0.40	0.86	1.81	(1.89)

Dividends to Shareholders from:
Net Investment Income	(0.16)		(0.14)	(0.14)	(0.11)	(0.14)

Net asset value, end of year	$10.36		$9.12	$8.86	$8.14	$6.44

Total Return*	15.46%		4.54%	10.59%	28.25%	(22.42)%

Net assets, end of year (thousands)	$268,391		$219,529	$202,818	$170,825	$127,984
Net ratio of expenses to average net assets	0.28	%(a)	0.28%	0.28%	0.28%	0.28%
Gross ratio of expenses to average net assets	0.36%		0.37%	0.36%	0.40%	0.34%
Net ratio of net investment income to average net assets	1.72	%(a)	1.61%	1.75%	1.51%	1.29%
Portfolio turnover rate	2%		2%	1%	12%	17%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS.

See notes to financial statements.

RS ASSET ALLOCATION VIP SERIES	27

Notes to Financial Statements — RS S&P 500 Index VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS S&P 500 Index VIP Series (the “Fund” or “SP500IV”) is a series of the Trust. SP500IV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian VC 500 Index Fund (“GVC500F”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of SP500IV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Futures Contracts

SP500IV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, SP500IV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by SP500IV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by SP500IV. The daily changes in the variation margin are recognized as unrealized gains or losses by SP500IV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, SP500IV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for SP500IV. Net realized short-term and long-term capital gains for SP500IV will be distributed at least annually. All such dividends and

28	RS ASSET ALLOCATION VIP SERIES

distributions are credited in the form of additional shares of SP500IV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

Ordinary Income
2006	$4,039,774
2005	3,289,364

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post- October Loss)	Unrealized Appreciation
$165,876	$(127,236,087)	$56,285,767

Taxes

SP500IV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(114,242,796)	2010
	(11,938,809)	2011
	(549,960)	2013

Total	$(126,731,565)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Custody Credits

SP500IV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, SP500IV’s custodian fees were reduced by $478. SP500IV could have employed the uninvested assets to produce income if SP500IV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and
Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.25% of the average daily net assets of the Fund.

GIS serves as the sub-adviser for SP500IV. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative and accounting services to SP500IV, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for its services, RS Investments pays GIS at an annual rate of 0.2375% of the average daily net assets of SP500IV. Payment of the sub-investment advisory fees does not represent a separate or additional expense to SP500IV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses (including the effect of any expense limitation in effect on September 30, 2006) that was applicable to shares of the Predecessor Fund as of September 30, 2006. In the case of SP500IV this expense limitation corresponds to the expense limitation which was

RS ASSET ALLOCATION VIP SERIES	29

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

December 31, 2006

previously in effect between GIS and the Predecessor Fund. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.28% of the average daily net assets of SP500IV. GIS subsidized 0.08% of the ordinary operating expenses of SP500IV or $195,294 for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $23,170,011 and $4,840,053, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures at December 31, 2006 aggregated $68,948,728 and $12,662,961, respectively, resulting in net unrealized appreciation of $56,285,767. The cost of investments owned at December 31, 2006 for federal income tax purposes was $211,681,966.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, SP500IV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, SP500IV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for SP500IV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	3,150,395	2,675,528	$30,197,829	$23,714,164
Shares issued in reinvestment of dividends	411,347	364,352	4,039,774	3,289,364
Shares repurchased	(1,722,127)	(1,878,337)	(16,612,725)	(16,579,152)

Net increase	1,839,615	1,161,543	$17,624,878	$10,424,376

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed)

30	RS ASSET ALLOCATION VIP SERIES

or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

RS ASSET ALLOCATION VIP SERIES	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

32	RS ASSET ALLOCATION VIP SERIES

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian VC Asset Allocation Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Variable Contract Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS Asset Allocation VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
4,303,591.449	41,384.334	393,933.347	4,738,909.123

33

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at

34

Supplemental Information — Unaudited (continued)

improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

35

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

36

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

37

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

38

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

39

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

40	RS ASSET ALLOCATION VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS ASSET ALLOCATION VIP SERIES	41

06	ANNUAL REPORT

RS Variable Products Trust

RS S&P 500 Index VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 Index VIP Series

Jonathan C. Jankus (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series since 1999 (includes time co-managing The Guardian VC Asset Allocation Fund and The Guardian VC 500 Index Fund). Mr. Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson (Guardian Investor Services)

has been a co-portfolio manager of RS Asset Allocation VIP Series and RS S&P 500 Index VIP Series since 2004 (includes time co-managing The Guardian VC Asset Allocation Fund and The Guardian VC 500 Index Fund). Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

Fund Philosophy

The RS S&P 500 Index VIP Series seeks to track the investment performance of the S&P 500® Index1, which emphasizes securities issued by large U.S. companies.

Investment Process

The Fund normally invests at least 95% of the Fund’s net assets (plus the amount, if any, of borrowings by the Fund for investment purposes) in the stocks of companies included in the S&P 500® Index. The S&P 500 Index is an unmanaged index of 500 common stocks selected by Standard and Poor’s as representative of a broad range of industries within the U.S. economy. It is comprised primarily of stocks issued by large capitalization companies. The Index is often considered to be the performance benchmark for U.S. stock market performance in general. While the Fund seeks to replicate the performance of the Index, there is no assurance that the Fund will track the performance of the Index exactly.

Performance

For the year ending December 31, 2006, the Fund’s return was 15.46%. The Fund’s objective is to match the returns of the S&P 500® Index, a theoretical portfolio of 500 blue-chip stocks, which returned 15.79% over the same period. The performance of the S&P 500® Index is theoretical in the sense that it is computed as though shares of each company in the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. It is not possible to invest directly in the Index. For the period from fund inception on August 5, 1999 and ending December 31, 2006, the Fund’s annualized return was 1.76% compared to a total annualized return of 1.98% for the S&P 500® Index.

[1]

The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS S&P 500 INDEX VIP SERIES	3

RS S&P 500 Index VIP Series (continued)

Portfolio Review

Stock market returns were positive for a fourth straight year, with the S&P 500® Index earning a total return of 15.79% for 2006. Returns from the peak of the price “bubble” are finally positive (albeit at a low 0.5% annualized) once dividends are included, but, at 1418.30, the S&P 500 Index is still below its peak of 1527.46 posted on March 24, 2000.

The Federal Reserve tightened monetary conditions, raising the Federal Funds rate four times in the first half of the year to a level of 5.25% by the end of June, and then holding steady at that level. Inflation has been a real concern, having reached 2.7% on a year-over-year basis (excluding food and energy) in August before declining thereafter. This pattern coincided neatly with crude oil prices which peaked just below $80 per barrel in August before declining to near $60 by year-end. Once these problematic issues began to subside, the market began a steady climb upward. Indeed, this was a year of two distinct halves. In the first half, the S&P 500® Index returned a mere 2.7%, compared to a 12.7% return in the second half.

From a style perspective, value-oriented stocks (as measured by the S&P/Citigroup indexes) performed much better than growth-oriented stocks, having returned 20.9% versus 11.0%, respectively. This differential occurred almost entirely in the first half of the year in a near-flat market. In terms of market capitalization (again as measured by S&P indexes), it was good to be either big or small, but not in the middle. The S&P 500 (large cap), S&P 400 (mid cap) and S&P 600 (small cap) returned 15.8%, 10.3% and 15.1% respectively. From a longer-term perspective, the stock market rebound has been a product of the turnaround in the economy in general and corporate profits in particular. In spite of recent increases, interest rates and bond yields remained low in real (after-inflation) terms. Historically, this has been an attractive environment for stocks.

Outlook

We will continue to manage the portfolio so as to be fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum. If history is any indication, this has proven to be an extremely difficult strategy to surpass.

Most signs indicate continuing economic growth, which hopefully will continue to feed a rebound in corporate profits. We believe that a risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as continued violence in the Middle East and a dramatic change in the political constituency of Congress. “Real” interest rates (interest rates after subtracting expected inflation) remain relatively low, albeit not as low as they were two years ago. On balance, we remain optimistic, although a bit more cautiously so.

Thank you for your continued support.

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

4	RS S&P 500 INDEX VIP SERIES

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Assets Under Management: $268,390,778	Data as of December 31, 2006

Sector Allocation vs. Index

Top Ten Holdings[1]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	3.46%
General Electric Co.	2.87%
Citigroup, Inc.	2.10%
Microsoft Corp.	2.07%
Bank of America Corp.	1.83%
Procter & Gamble Co.	1.57%
Johnson & Johnson	1.50%
Pfizer, Inc.	1.45%
American Int’l. Group, Inc.	1.41%
Altria Group, Inc.	1.37%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

RS S&P 500 INDEX VIP SERIES	5

RS S&P 500 Index VIP Series (continued)

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Return Since Fund Inception
RS S&P 500 Index VIP Series	8/25/99	15.46%	10.10%	5.84%	1.76%
S&P 500® Index		15.79%	10.44%	6.19%	1.98%

The Series is the successor to The Guardian VC 500 Index Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Growth of a Hypothetical $10,000 Investment If invested on 8/25/99

The chart above shows the performance of a hypothetical $10,000 investment made in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

6	RS S&P 500 INDEX VIP SERIES

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06
Based on Actual Return	$1,000.00	$1,124.60	$1.50	0.28%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS S&P 500 INDEX VIP SERIES	7

Schedule of Investments — RS S&P 500 Index VIP Series

December 31, 2006

Shares		Value

Common Stocks — 97.7%
Aerospace and Defense — 2.4%
15,941	Boeing Co.	$1,416,198
8,896	General Dynamics Corp.	661,418
2,074	Goodrich Corp.	94,471
15,604	Honeywell Int’l., Inc.	705,925
2,900	L-3 Comm. Hldgs., Inc.	237,162
7,403	Lockheed Martin Corp.	681,594
8,930	Northrop Grumman Corp.	604,561
10,352	Raytheon Co.	546,586
2,736	Rockwell Collins, Inc.	173,161
20,200	United Technologies Corp.	1,262,904

		6,383,980

Air Freight and Logistics — 0.9%
6,394	FedEx Corp.	694,516
22,059	United Parcel Svc., Inc. — Class B	1,653,984

		2,348,500

Airlines — 0.1%
18,199	Southwest Airlines Co.	278,809

Auto Components — 0.2%
2,622	Goodyear Tire & Rubber Co.*	55,036
4,088	Johnson Controls, Inc.	351,241

		406,277

Automobiles — 0.4%
36,944	Ford Motor Co.	277,449
11,434	General Motors Corp.	351,253
5,221	Harley-Davidson, Inc.	367,924

		996,626

Beverages — 2.0%
14,362	Anheuser-Busch Cos., Inc.	706,611
2,046	Brown-Forman Corp. — Class B	135,527
42,764	Coca-Cola Co.	2,063,363
8,124	Coca-Cola Enterprises, Inc.	165,892
3,500	Constellation Brands, Inc. — Class A*	101,570
1,841	Molson Coors Brewing Co. — Class B	140,726
4,264	Pepsi Bottling Group, Inc.	131,800
32,671	PepsiCo., Inc.	2,043,571

		5,489,060

Biotechnology — 1.3%
23,617	Amgen, Inc.*	1,613,278
7,754	Biogen Idec, Inc.*	381,419
7,200	Celgene Corp.*	414,216
5,005	Genzyme Corp.*	308,208
9,200	Gilead Sciences, Inc.*	597,356
6,441	MedImmune, Inc.*	208,495

		3,522,972

Building Products — 0.2%
3,957	American Standard Cos., Inc.	181,429
7,420	Masco Corp.	221,635

		403,064

Capital Markets — 3.8%
4,567	Ameriprise Financial, Inc.	248,902
14,970	Bank of New York, Inc.	589,369
2,876	Bear Stearns Cos., Inc.	468,155
22,577	Charles Schwab Corp.	436,639
10,100	E*TRADE Financial Corp.*	226,442
1,739	Federated Investors, Inc. — Class B	58,743
3,987	Franklin Resources, Inc.	439,248
8,902	Goldman Sachs Group, Inc.	1,774,614

Shares		Value

6,726	Janus Capital Group, Inc.	$145,214
2,500	Legg Mason, Inc.	237,625
10,848	Lehman Brothers Hldgs., Inc.	847,446
7,285	Mellon Financial Corp.	307,063
18,064	Merrill Lynch & Co., Inc.	1,681,758
21,983	Morgan Stanley	1,790,076
3,863	Northern Trust Corp.	234,445
6,370	State Street Corp.	429,593
4,316	T. Rowe Price Group, Inc.	188,911

		10,104,243

Chemicals — 1.4%
3,869	Air Products & Chemicals, Inc.	271,913
1,031	Ashland, Inc.	71,325
19,542	Dow Chemical Co.	780,507
18,905	E.I. Du Pont de Nemours & Co.	920,863
1,156	Eastman Chemical Co.	68,562
4,704	Ecolab, Inc.	212,621
1,633	Hercules, Inc.*	31,533
1,417	Int’l. Flavors & Fragrances, Inc.	69,660
11,514	Monsanto Co.	604,830
2,995	PPG Inds., Inc.	192,309
5,483	Praxair, Inc.	325,306
3,888	Rohm & Haas Co.	198,755
1,351	Sigma-Aldrich	105,000

		3,853,184

Commercial Banks — 4.0%
10,334	BB&T Corp.	453,973
3,064	Comerica, Inc.	179,796
3,500	Commerce Bancorp, Inc.	123,445
2,100	Compass Bancshares, Inc.	125,265
10,354	Fifth Third Bancorp	423,789
2,992	First Horizon Nat’l. Corp.	125,006
7,298	Huntington Bancshares, Inc.	173,327
7,242	KeyCorp	275,413
2,000	M & T Bank Corp.	244,320
6,396	Marshall & Ilsley Corp.	307,712
11,847	National City Corp.	433,126
6,005	PNC Financial Svcs. Group	444,610
15,927	Regions Financial Corp.	595,670
7,523	SunTrust Banks, Inc.	635,317
5,299	Synovus Financial Corp.	163,368
37,797	U.S. Bancorp	1,367,873
39,013	Wachovia Corp.	2,221,790
67,910	Wells Fargo & Co.	2,414,880
1,672	Zions Bancorporation	137,840

		10,846,520

Commercial Services and Supplies — 0.6%
4,913	Allied Waste Inds., Inc.*	60,381
2,079	Avery Dennison Corp.	141,227
3,041	Cintas Corp.	120,758
2,150	Equifax, Inc.	87,290
2,470	Monster Worldwide, Inc.*	115,201
8,465	Pitney Bowes, Inc.	390,998
4,695	R.R. Donnelley & Sons Co.	166,860
2,619	Robert Half Int’l., Inc.	97,217
11,422	Waste Management, Inc.	419,987

		1,599,919

Communications Equipment — 2.6%
1,701	ADC Telecomm., Inc.*	24,715
10,957	Avaya, Inc.*	153,179
2,154	Ciena Corp.*	59,687
129,463	Cisco Systems, Inc.*	3,538,224

See notes to financial statements.

8

December 31, 2006

Shares		Value

2,797	Comverse Technology, Inc.*	$59,044
30,763	Corning, Inc.*	575,576
3,432	JDS Uniphase Corp.*	57,177
11,000	Juniper Networks, Inc.*	208,340
50,705	Motorola, Inc.	1,042,495
33,468	QUALCOMM, Inc.	1,264,756
8,953	Tellabs, Inc.*	91,858

		7,075,051

Computers and Peripherals — 3.6%
17,533	Apple Computer, Inc.*	1,487,500
47,143	Dell, Inc.*	1,182,818
45,971	EMC Corp.*	606,817
55,301	Hewlett Packard Co.	2,277,848
30,422	Int’l. Business Machines	2,955,497
2,204	Lexmark Int’l. Group, Inc. — Class A*	161,333
2,932	NCR Corp.*	125,372
8,633	Network Appliance, Inc.*	339,104
2,794	QLogic Corp.*	61,245
4,800	SanDisk Corp.*	206,544
55,932	Sun Microsystems, Inc.*	303,152

		9,707,230

Construction and Engineering — 0.1%
2,106	Fluor Corp.	171,955

Construction Materials — 0.1%
1,518	Vulcan Materials Co.	136,423

Consumer Finance — 1.0%
22,837	American Express Co.	1,385,521
11,040	Capital One Financial Corp.	848,093
7,586	SLM Corp.	369,969

		2,603,583

Containers and Packaging — 0.2%
1,698	Ball Corp.	74,033
2,984	Bemis Co., Inc.	101,396
2,370	Pactiv Corp.*	84,585
2,355	Sealed Air Corp.	152,887
1,604	Temple-Inland, Inc.	73,832

		486,733

Distributors — 0.1%
5,413	Genuine Parts Co.	256,739

Diversified Consumer Services — 0.1%
2,958	Apollo Group, Inc. — Class A*	115,273
6,318	H & R Block, Inc.	145,567

		260,840

Diversified Financial Services — 5.5%
92,081	Bank of America Corp.	4,916,204
700	Chicago Mercantile Exchange Hldgs., Inc.	356,825
4,000	CIT Group, Inc.	223,080
101,338	Citigroup, Inc.	5,644,527
70,708	J.P. Morgan Chase & Co.	3,415,196
4,648	Moody’s Corp.	320,991

		14,876,823

Diversified Telecommunication Services — 2.8%
82,113	AT & T, Inc.	2,935,540
36,963	BellSouth Corp.	1,741,327
2,122	CenturyTel, Inc.	92,647
9,221	Citizens Comm. Co.	132,506
2,740	Embarq Corp.	144,014
32,677	Qwest Comm. Int’l., Inc.*	273,506
58,236	Verizon Comm.	2,168,709
6,929	Windstream Corp.	98,530

		7,586,779

Shares		Value

Electric Utilities — 1.8%
3,880	Allegheny Energy, Inc.*	$178,131
7,774	American Electric Power, Inc.	331,017
23,302	Duke Energy Corp.	773,859
6,073	Edison Int’l.	276,200
3,852	Entergy Corp.	355,617
14,956	Exelon Corp.	925,627
7,451	FirstEnergy Corp.	449,295
8,412	FPL Group, Inc.	457,781
1,550	Pinnacle West Capital Corp.	78,570
6,916	PPL Corp.	247,869
5,078	Progress Energy, Inc.	249,228
13,384	Southern Co.	493,334

		4,816,528

Electrical Equipment — 0.4%
2,932	American Power Conversion Corp.	89,690
2,094	Cooper Inds. Ltd. — Class A	189,360
15,390	Emerson Electric Co.	678,545
3,531	Rockwell Automation, Inc.	215,674

		1,173,269

Electronic Equipment and Instruments — 0.3%
9,869	Agilent Technologies, Inc.*	343,935
5,356	Jabil Circuit, Inc.	131,490
2,894	Molex, Inc.	91,537
9,102	Sanmina-SCI Corp.*	31,402
24,921	Solectron Corp.*	80,245
3,432	Symbol Technologies, Inc.	51,274
1,335	Tektronix, Inc.	38,942

		768,825

Energy Equipment and Services — 1.7%
7,888	B.J. Svcs. Co.	231,276
6,815	Baker Hughes, Inc.	508,808
20,590	Halliburton Co.	639,320
6,320	Nabors Inds., Inc.*	188,210
3,900	National-Oilwell Varco, Inc.*	238,602
3,207	Noble Corp.	244,213
2,114	Rowan Cos., Inc.	70,185
24,058	Schlumberger Ltd.	1,519,503
4,000	Smith International, Inc.	164,280
6,670	Transocean, Inc.*	539,536
7,700	Weatherford Int’l. Ltd.*	321,783

		4,665,716

Food and Staples Retailing — 2.1%
8,757	Costco Wholesale Corp.	462,983
17,192	CVS Corp.	531,405
16,796	Kroger Co.	387,484
7,770	Safeway, Inc.	268,531
3,107	Supervalu, Inc.	111,075
12,894	Sysco Corp.	473,983
53,782	Wal-Mart Stores, Inc.	2,483,653
19,380	Walgreen Co.	889,348
2,600	Whole Foods Market, Inc.	122,018

		5,730,480

Food Products — 1.1%
14,488	Archer-Daniels-Midland Co.	463,036
7,064	Campbell Soup Co.	274,719
8,985	ConAgra Foods, Inc.	242,595
2,600	Dean Foods Co.*	109,928
6,325	General Mills, Inc.	364,320
5,712	H.J. Heinz Co.	257,097
5,575	Hershey Co.	277,635

See notes to financial statements.

9

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

December 31, 2006

Shares		Value

6,792	Kellogg Co.	$340,008
2,128	McCormick & Co., Inc.	82,056
12,896	Sara Lee Corp.	219,619
4,500	Tyson Foods, Inc. — Class A	74,025
5,402	W.M. Wrigley Jr. Co.	279,391

		2,984,429

Gas Utilities — 0.1%
938	NICOR, Inc.	43,898
605	Peoples Energy Corp.	26,965
1,700	Questar Corp.	141,185

		212,048

Health Care Equipment and Supplies — 1.6%
806	Bausch & Lomb, Inc.	41,960
12,386	Baxter Int’l., Inc.	574,587
4,439	Becton Dickinson & Co., Inc.	311,396
3,938	Biomet, Inc.	162,521
26,319	Boston Scientific Corp.*	452,161
1,891	C.R. Bard, Inc.	156,896
2,597	Hospira, Inc.*	87,207
24,740	Medtronic, Inc.	1,323,838
8,090	St. Jude Medical, Inc.*	295,770
8,212	Stryker Corp.	452,563
5,170	Zimmer Hldgs., Inc.*	405,225

		4,264,124

Health Care Providers and Services — 2.4%
12,292	Aetna, Inc.	530,769
4,226	AmerisourceBergen Corp.	190,001
8,368	Cardinal Health, Inc.	539,150
8,800	Caremark Rx, Inc.	502,568
2,296	Cigna Corp.	302,085
3,150	Coventry Health Care, Inc.*	157,657
3,538	Express Scripts, Inc.*	253,321
4,134	Health Management Assoc., Inc. — Class A	87,269
3,135	Humana, Inc.*	173,397
2,400	Laboratory Corp. of America*	176,328
1,471	Manor Care, Inc.	69,019
5,759	McKesson Corp.	291,981
6,534	Medco Health Solutions, Inc.*	349,177
2,100	Patterson Cos., Inc.*	74,571
3,696	Quest Diagnostics, Inc.	195,888
7,310	Tenet Healthcare Corp.*	50,951
27,600	UnitedHealth Group, Inc.	1,482,948
12,606	WellPoint, Inc.*	991,966

		6,419,046

Health Care Technology — 0.0%
4,244	IMS Health, Inc.	116,625

Hotels, Restaurants and Leisure — 1.6%
10,827	Carnival Corp.	531,064
2,562	Darden Restaurants, Inc.	102,916
3,771	Harrah’s Entertainment, Inc.	311,937
8,124	Hilton Hotels Corp.	283,528
7,684	Int’l. Game Technology	355,001
7,232	Marriott Int’l., Inc. — Class A	345,111
24,461	McDonald’s Corp.	1,084,356
15,064	Starbucks Corp.*	533,567
4,298	Starwood Hotels & Resorts Worldwide, Inc.	268,625
2,530	Wendy’s Int’l., Inc.	83,718
3,797	Wyndham Worldwide Corp.*	121,580
5,173	Yum! Brands, Inc.	304,172

		4,325,575

Shares		Value

Household Durables — 0.6%
1,205	Black & Decker Corp.	$96,364
2,442	Centex Corp.	137,411
5,000	D.R. Horton, Inc.	132,450
2,245	Fortune Brands, Inc.	191,701
1,300	Harman Int’l. Inds., Inc.	129,883
1,490	KB Home	76,407
2,928	Leggett & Platt, Inc.	69,979
3,400	Lennar Corp. — Class A	178,364
5,096	Newell Rubbermaid, Inc.	147,529
4,860	Pulte Homes, Inc.	160,963
873	Snap-On, Inc.	41,590
1,281	Stanley Works	64,422
1,159	Whirlpool Corp.	96,220

		1,523,283

Household Products — 2.1%
3,445	Clorox Co.	220,997
9,818	Colgate-Palmolive Co.	640,526
9,529	Kimberly-Clark Corp.	647,495
65,562	Procter & Gamble Co.	4,213,670

		5,722,688

Independent Power Producers and Energy Traders — 0.4%
13,081	AES Corp.*	288,305
3,844	Constellation Energy Group, Inc.	264,736
5,523	Dynegy, Inc. — Class A*	39,987
9,960	TXU Corp.	539,932

		1,132,960

Industrial Conglomerates — 3.8%
15,694	3M Co.	1,223,033
207,351	General Electric Co.	7,715,531
2,366	Textron, Inc.	221,860
38,378	Tyco Int’l. Ltd.	1,166,691

		10,327,115

Information Technology Services — 1.0%
2,300	Affiliated Computer Svcs., Inc. — Class A*	112,332
9,913	Automatic Data Processing, Inc.	488,215
2,600	Cognizant Tech. Solutions Corp. — Class A*	200,616
3,266	Computer Sciences Corp.*	174,306
2,590	Convergys Corp.*	61,590
10,014	Electronic Data Systems Corp.	275,886
3,300	Fidelity Nat’l. Information Svcs., Inc.	132,297
15,929	First Data Corp.	406,508
3,775	Fiserv, Inc.*	197,886
7,597	Paychex, Inc.	300,385
2,167	Sabre Hldgs. Corp. — Class A	69,106
4,833	Unisys Corp.*	37,891
15,929	Western Union Co.	357,128

		2,814,146

Insurance — 4.7%
6,224	ACE Ltd.	376,988
11,497	AFLAC, Inc.	528,862
12,499	Allstate Corp.	813,810
2,084	Ambac Financial Group, Inc.	185,622
52,703	American Int’l. Group, Inc.	3,776,697
5,608	Aon Corp.	198,187
7,936	Chubb Corp.	419,894
4,875	Cincinnati Financial Corp.	220,886
8,000	Genworth Financial, Inc. — Class A	273,680
5,690	Hartford Financial Svcs. Group, Inc.	530,934
6,446	Lincoln Nat’l. Corp.	428,014
9,663	Loews Corp.	400,724

See notes to financial statements.

10

December 31, 2006

Shares		Value

11,451	Marsh & McLennan Cos., Inc.	$351,088
2,700	MBIA, Inc.	197,262
15,772	MetLife, Inc.	930,706
5,188	Principal Financial Group, Inc.	304,535
14,224	Progressive Corp.	344,505
9,477	Prudential Financial, Inc.	813,695
2,047	SAFECO Corp.	128,040
13,898	St. Paul Travelers Cos., Inc.	746,184
1,782	Torchmark Corp.	113,620
9,310	UnumProvident Corp.	193,462
3,956	XL Capital Ltd. — Class A	284,911

		12,562,306

Internet and Catalog Retail — 0.1%
5,800	Amazon.com, Inc.*	228,868
2,000	IAC/ InterActiveCorp*	74,320

		303,188

Internet Software and Services — 1.3%
25,334	eBay, Inc.*	761,793
4,300	Google, Inc. — Class A*	1,980,064
4,100	VeriSign, Inc.*	98,605
25,976	Yahoo! Inc.*	663,427

		3,503,889

Leisure Equipment and Products — 0.2%
1,348	Brunswick Corp.	43,001
7,563	Eastman Kodak Co.	195,126
2,589	Hasbro, Inc.	70,550
6,533	Mattel, Inc.	148,038

		456,715

Life Sciences Tools and Services — 0.2%
3,176	Applera Corp. — Applied Biosystems Group	116,528
723	Millipore Corp.*	48,152
1,870	PerkinElmer, Inc.	41,570
7,690	Thermo Electron Corp.*	348,280
1,962	Waters Corp.*	96,079

		650,609

Machinery — 1.5%
13,694	Caterpillar, Inc.	839,853
1,018	Cummins, Inc.	120,307
5,066	Danaher Corp.	366,981
4,466	Deere & Co.	424,583
7,032	Dover Corp.	344,709
2,646	Eaton Corp.	198,820
11,408	Illinois Tool Works, Inc.	526,936
5,794	Ingersoll-Rand Co. Ltd. — Class A	226,719
4,742	ITT Inds., Inc.	269,440
4,573	PACCAR, Inc.	296,788
2,232	Pall Corp.	77,116
2,365	Parker-Hannifin Corp.	181,821
1,000	Terex Corp.*	64,580

		3,938,653

Media — 3.6%
15,737	CBS Corp. — Class B	490,680
9,954	Clear Channel Comm., Inc.	353,765
43,088	Comcast Corp. — Class A*	1,823,915
6,000	DIRECTV Group, Inc.*	149,640
1,257	Dow Jones & Co., Inc.	47,766
5,313	Gannett Co., Inc.	321,224
2,911	Idearc Inc*	83,400
7,803	Interpublic Group Cos., Inc.*	95,509
6,524	McGraw-Hill Cos., Inc.	443,762

Shares		Value

742	Meredith Corp.	$41,812
3,273	New York Times Co. — Class A	79,730
47,300	News Corp. — Class A	1,016,004
3,111	Omnicom Group, Inc.	325,224
1,600	Scripps E.W. Co. — Class A	79,904
86,724	Time Warner, Inc.	1,888,849
6,418	Tribune Co.	197,546
5,466	Univision Comm., Inc. — Class A*	193,606
15,737	Viacom, Inc. — Class B*	645,689
42,416	Walt Disney Co.	1,453,596

		9,731,621

Metals and Mining — 1.0%
18,625	Alcoa, Inc.	558,936
2,406	Allegheny Technologies, Inc.	218,176
4,391	Freeport-McMoran Copper & Gold, Inc. — Class B	244,710
9,604	Newmont Mining Corp.	433,621
6,822	Nucor Corp.	372,891
4,496	Phelps Dodge Corp.	538,261
2,788	United States Steel Corp.	203,914

		2,570,509

Multiline Retail — 1.2%
1,734	Big Lots, Inc.*	39,743
1,262	Dillards, Inc. — Class A	44,132
6,584	Dollar General Corp.	105,739
2,592	Family Dollar Stores, Inc.	76,024
11,094	Federated Department Stores, Inc.	423,014
5,398	J.C. Penney Co., Inc.	417,589
6,913	Kohl’s Corp.*	473,057
4,040	Nordstrom, Inc.	199,334
1,811	Sears Hldgs. Corp.*	304,121
17,546	Target Corp.	1,000,999

		3,083,752

Multi–Utilities — 1.1%
4,315	Ameren Corp.	231,845
7,948	CenterPoint Energy, Inc.	131,778
7,452	CMS Energy Corp.*	124,448
4,764	Consolidated Edison, Inc.	229,006
6,657	Dominion Resources, Inc.	558,123
4,105	DTE Energy Co.	198,723
4,794	KeySpan Corp.	197,417
4,793	NiSource, Inc.	115,511
6,780	PG&E Corp.	320,897
5,184	Public Svc. Enterprise Group, Inc.	344,114
5,394	Sempra Energy	302,280
2,588	TECO Energy, Inc.	44,591
5,953	Xcel Energy, Inc.	137,276

		2,936,009

Office Electronics — 0.1%
20,891	Xerox Corp.*	354,102

Oil, Gas and Consumable Fuels — 7.9%
9,186	Anadarko Petroleum Corp.	399,775
7,096	Apache Corp.	471,955
6,700	Chesapeake Energy Corp.	194,635
45,419	Chevron Corp.	3,339,659
34,735	ConocoPhillips	2,499,183
3,600	CONSOL Energy, Inc	115,668
8,698	Devon Energy Corp.	583,462
13,790	El Paso Corp.	210,711
4,845	EOG Resources, Inc.	302,570
121,202	Exxon Mobil Corp.	9,287,709
5,421	Hess Corp.	268,719

See notes to financial statements.

11

Schedule of Investments — RS S&P 500 Index VIP Series (continued)

December 31, 2006

Shares		Value

2,245	Kinder Morgan, Inc.	$237,409
7,248	Marathon Oil Corp.	670,440
3,000	Murphy Oil Corp.	152,550
17,458	Occidental Petroleum Corp.	852,474
5,300	Peabody Energy Corp.	214,173
2,532	Sunoco, Inc.	157,895
12,700	Valero Energy Corp.	649,732
10,715	Williams Cos., Inc.	279,876
9,233	XTO Energy, Inc.	434,413

		21,323,008

Paper and Forest Products — 0.3%
9,605	Int’l. Paper Co.	327,531
2,990	MeadWestvaco Corp.	89,879
5,010	Weyerhaeuser Co.	353,956

		771,366

Personal Products — 0.2%
9,396	Avon Products, Inc.	310,444
2,300	Estee Lauder Cos., Inc. — Class A	93,886

		404,330

Pharmaceuticals — 6.2%
30,289	Abbott Laboratories	1,475,377
2,863	Allergan, Inc.	342,816
2,000	Barr Pharmaceuticals, Inc.*	100,240
38,537	Bristol-Myers Squibb Corp.	1,014,294
22,839	Eli Lilly & Co.	1,189,912
7,079	Forest Laboratories, Inc.*	358,197
60,954	Johnson & Johnson	4,024,183
3,645	King Pharmaceuticals, Inc.*	58,028
45,858	Merck & Co., Inc.	1,999,409
4,500	Mylan Laboratories, Inc.	89,820
150,003	Pfizer, Inc.	3,885,078
31,420	Schering-Plough Corp.	742,769
1,956	Watson Pharmaceuticals, Inc.*	50,915
27,069	Wyeth	1,378,353

		16,709,391

Real Estate Investment Trusts — 1.1%
3,463	Apartment Investment & Management Co. — Class A	193,997
4,200	Archstone-Smith Trust	244,482
2,200	Boston Properties, Inc.	246,136
8,963	Equity Office Pptys. Trust	431,748
5,321	Equity Residential	270,041
4,200	Kimco Realty Corp.	188,790
3,362	Plum Creek Timber Co., Inc.	133,976
5,292	ProLogis	321,595
2,900	Public Storage, Inc.	282,750
4,402	Simon Ppty. Group, Inc.	445,878
2,300	Vornado Realty Trust	279,450

		3,038,843

Real Estate Management and Development — 0.1%
3,700	CB Richard Ellis Group, Inc. — Class A*	122,840
4,746	Realogy Corp.*	143,899

		266,739

Road and Rail — 0.7%
7,561	Burlington Northern Santa Fe	558,078
8,968	CSX Corp.	308,768
8,129	Norfolk Southern Corp.	408,807
930	Ryder System, Inc.	47,486
5,442	Union Pacific Corp.	500,773

		1,823,912

Shares		Value

Semiconductors and Semiconductor Equipment — 2.3%
11,902	Advanced Micro Devices, Inc.*	$242,206
6,790	Altera Corp.*	133,627
6,027	Analog Devices, Inc.	198,107
29,509	Applied Materials, Inc.	544,441
9,144	Broadcom Corp. — Class A*	295,443
118,353	Intel Corp.	2,396,648
3,328	KLA-Tencor Corp.	165,568
5,347	Linear Technology Corp.	162,121
9,161	LSI Logic Corp.*	82,449
7,129	Maxim Integrated Products, Inc.	218,290
15,228	Micron Technology, Inc.*	212,583
6,658	National Semiconductor Corp.	151,137
2,370	Novellus Systems, Inc.*	81,575
6,574	NVIDIA Corp.*	243,304
3,328	PMC-Sierra, Inc.*	22,331
3,377	Teradyne, Inc.*	50,520
31,480	Texas Instruments, Inc.	906,624
5,730	Xilinx, Inc.	136,431

		6,243,405

Software — 3.4%
11,654	Adobe Systems, Inc.*	479,213
4,116	Autodesk, Inc.*	166,533
3,606	BMC Software, Inc.*	116,113
9,555	CA, Inc.	216,421
4,616	Citrix Systems, Inc.*	124,863
5,622	Compuware Corp.*	46,831
6,400	Electronic Arts, Inc.*	322,304
6,330	Intuit, Inc.*	193,128
186,465	Microsoft Corp.	5,567,845
7,029	Novell, Inc.*	43,580
83,811	Oracle Corp.*	1,436,521
1,562	Parametric Technology Corp.*	28,147
21,273	Symantec Corp.*	443,542

		9,185,041

Specialty Retail — 2.0%
4,700	AutoNation, Inc.*	100,204
1,474	AutoZone, Inc.*	170,335
5,064	Bed, Bath & Beyond, Inc.*	192,938
8,740	Best Buy Co., Inc.	429,921
3,140	Circuit City Stores, Inc.	59,597
14,914	Gap, Inc.	290,823
42,730	Home Depot, Inc.	1,716,037
9,195	Limited Brands	266,103
30,368	Lowe’s Cos., Inc.	945,963
6,624	Office Depot, Inc.*	252,838
2,141	OfficeMax, Inc.	106,301
2,565	RadioShack Corp.	43,041
2,251	Sherwin-Williams Co.	143,119
11,790	Staples, Inc.	314,793
2,179	Tiffany & Co.	85,504
8,072	TJX Cos., Inc.	230,213

		5,347,730

Textiles, Apparel and Luxury Goods — 0.4%
6,400	Coach, Inc.*	274,944
1,927	Jones Apparel Group, Inc.	64,419
1,595	Liz Claiborne, Inc.	69,319
4,408	NIKE, Inc. — Class B	436,524
1,636	V.F. Corp.	134,283

		979,489

See notes to financial statements.

12

December 31, 2006

Shares		Value

Thrifts and Mortgage Finance — 1.4%
12,410	Countrywide Financial Corp.	$526,805
13,787	Federal Home Loan Mortgage Corp.	936,137
19,513	Federal National Mortgage Assn.	1,158,877
1,536	MGIC Investment Corp.	96,062
9,765	Sovereign Bancorp, Inc.	247,933
18,321	Washington Mutual, Inc.	833,422

		3,799,236

Tobacco — 1.6%
42,695	Altria Group, Inc.	3,664,085
4,678	Reynolds American, Inc.	306,269
3,831	UST, Inc.	222,964

		4,193,318

Trading Companies and Distributors — 0.1%
2,192	W.W. Grainger, Inc.	153,308

Wireless Telecommunication Services — 0.6%
6,702	ALLTEL Corp.	405,337
59,117	Sprint Nextel Corp.	1,116,720

		1,522,057

	Total Common Stocks (Cost $201,103,961)	262,244,693

Principal Amount		Value
U.S. Government Securities — 0.1%
U.S. Treasury Bills — 0.1%
	U.S. Treasury Bills
$350,000	4.838% due 3/22/2007 (1)	$346,237
15,000	4.985% due 1/25/2007 (1)	14,950

		361,187

	Total U.S. Government Securities (Cost $361,187)	361,187

Shares		Value
Other Investments - For Trustee Deferred Compensation Plan (2) — 0.0%
9	RS Emerging Growth Fund, Class A	$311
15	RS Global Natural Resources Fund, Class A	456
12	RS Growth Fund, Class A	182
34	RS Investors Fund, Class A	396
7	RS MidCap Opportunities Fund, Class A	100
4	RS Partners Fund, Class A	148
8	RS Smaller Company Growth Fund, Class A	160
4	RS Value Fund, Class A	100

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $1,853)	1,853

Principal Amount		Value

Repurchase Agreement — 2.0%
$ 5,360,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $5,363,037 at 5.10%, due 1/2/2007 (3) (Cost $5,360,000)	$5,360,000

Total Investments — 99.8% (Cost $206,827,001)		267,967,733
Cash, Receivables, and Other Assets Less Liabilities — 0.2%		423,045

Net Assets — 100%		$268,390,778

*	Non-income producing security.
(1)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(3)	The repurchase agreement is fully collateralized by $5,360,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $5,467,200.

Number of Contracts	Description	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
16	S & P 500 Index	3/2007	$5,707	$6,120

See notes to financial statements.

13

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $206,827,001)	$267,967,733
Dividends receivable	357,146
Receivable for fund shares sold	175,587
Interest receivable	2,278
Prepaid insurance	3,110

Total Assets	268,505,854

LIABILITIES
Accrued expenses	29,123
Payable for variation margin — Note A	21,600
Payable for fund shares redeemed	3,985
Deferred trustees’ compensation	1,853
Due to custodian	1,755
Due to Adviser	56,760

Total Liabilities	115,076

Net Assets	$268,390,778

COMPONENTS OF NET ASSETS
Paid-in capital	339,177,077
Undistributed net investment income	164,022
Accumulated net realized loss on investments and futures contracts	(132,097,173)
Net unrealized appreciation of investments and futures contracts	61,146,852

Net Assets	$268,390,778

Shares of beneficial interest outstanding with no par value	25,904,976

Net Asset Value Per Share	$10.36

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$4,516,446
Interest	261,967

Total Income	4,778,413

Expenses:
Investment advisory fees — Note B	597,787
Custodian fees	123,322
Trustees’ fees — Note B	35,100
Audit fees	29,238
Printing expense	28,148
Registration fees	24,268
Insurance expense	13,718
Legal fees	9,800
Loan commitment fees — Note F	3,407
Other	505

Total Expenses before Waivers and Custody credits	865,293
Less: Expenses waived by sub-adviser — Note B	(195,294)
Custody credits — Note A	(478)

Expenses Net of Waivers and Custody credits	669,521

Net Investment Income	4,108,892

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments — Note A	(315,584)
Net realized gain on futures contracts — Note A	517,087
Net change in unrealized appreciation of investments — Note C	30,912,582
Net change in unrealized depreciation of futures contracts — Note A	54,018

Net Realized and Unrealized Gain on Investments	31,168,103

NET INCREASE IN NET ASSETS FROM OPERATIONS	$35,276,995

See notes to financial statements.

14

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$4,108,892	$3,311,628
Net realized gain on investments	201,503	146,486
Net change in unrealized appreciation of investments and futures contracts	30,966,600	6,117,526

Net Increase in Net Assets Resulting from Operations	35,276,995	9,575,640

Dividends to Shareholders from:
Net investment income	(4,039,774)	(3,289,364)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note E	17,624,878	10,424,376

Net Increase in Net Assets	48,862,099	16,710,652

NET ASSETS:

Beginning of year	219,528,679	202,818,027

End of year*	$268,390,778	$219,528,679

* Includes undistributed net investment income of:	$164,022	$98,844

See notes to financial statements.

15

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$9.12		$8.86	$8.14	$6.44	$8.47

Net investment income	0.16		0.14	0.14	0.11	0.14
Net realized and unrealized gain/(loss)	1.24		0.26	0.72	1.70	(2.03)

Total from Investment Operations	1.40		0.40	0.86	1.81	(1.89)

Dividends to Shareholders from:
Net Investment Income	(0.16)		(0.14)	(0.14)	(0.11)	(0.14)

Net asset value, end of year	$10.36		$9.12	$8.86	$8.14	$6.44

Total Return*	15.46%		4.54%	10.59%	28.25%	(22.42)%

Net assets, end of year (thousands)	$268,391		$219,529	$202,818	$170,825	$127,984
Net ratio of expenses to average net assets	0.28	%(a)	0.28%	0.28%	0.28%	0.28%
Gross ratio of expenses to average net assets	0.36%		0.37%	0.36%	0.40%	0.34%
Net ratio of net investment income to average net assets	1.72	%(a)	1.61%	1.75%	1.51%	1.29%
Portfolio turnover rate	2%		2%	1%	12%	17%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS.

See notes to financial statements.

16

Notes to Financial Statements — RS S&P 500 Index VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS S&P 500 Index VIP Series (the “Fund” or “SP500IV”) is a series of the Trust. SP500IV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian VC 500 Index Fund (“GVC500F”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of SP500IV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Futures Contracts

SP500IV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, SP500IV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by SP500IV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by SP500IV. The daily changes in the variation margin are recognized as unrealized gains or losses by SP500IV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, SP500IV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for SP500IV. Net realized short-term and long-term capital gains for SP500IV will be distributed at least annually. All such dividends and

17

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

December 31, 2006

distributions are credited in the form of additional shares of SP500IV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

Ordinary Income
2006	$4,039,774
2005	3,289,364

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post- October Loss)	Unrealized Appreciation
$165,876	$(127,236,087)	$56,285,767

Taxes

SP500IV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(114,242,796)	2010
	(11,938,809)	2011
	(549,960)	2013

Total	$(126,731,565)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Custody Credits

SP500IV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, SP500IV’s custodian fees were reduced by $478. SP500IV could have employed the uninvested assets to produce income if SP500IV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and
Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.25% of the average daily net assets of the Fund.

GIS serves as the sub-adviser for SP500IV. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative and accounting services to SP500IV, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for its services, RS Investments pays GIS at an annual rate of 0.2375% of the average daily net assets of SP500IV. Payment of the sub-investment advisory fees does not represent a separate or additional expense to SP500IV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses (including the effect of any expense limitation in effect on September 30, 2006) that was applicable to shares of the Predecessor Fund as of September 30, 2006. In the case of SP500IV this expense limitation corresponds to the expense limitation which was

18

previously in effect between GIS and the Predecessor Fund. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.28% of the average daily net assets of SP500IV. GIS subsidized 0.08% of the ordinary operating expenses of SP500IV or $195,294 for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $23,170,011 and $4,840,053, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures at December 31, 2006 aggregated $68,948,728 and $12,662,961, respectively, resulting in net unrealized appreciation of $56,285,767. The cost of investments owned at December 31, 2006 for federal income tax purposes was $211,681,966.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, SP500IV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, SP500IV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for SP500IV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	3,150,395	2,675,528	$30,197,829	$23,714,164
Shares issued in reinvestment of dividends	411,347	364,352	4,039,774	3,289,364
Shares repurchased	(1,722,127)	(1,878,337)	(16,612,725)	(16,579,152)

Net increase	1,839,615	1,161,543	$17,624,878	$10,424,376

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed)

19

Notes to Financial Statements — RS S&P 500 Index VIP Series (continued)

December 31, 2006

or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

21

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian VC 500 Index Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Variable Contract Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS S&P 500 Index VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
20,531,645.808	1,475,902.655	2,990,802.738	24,998,351.201

22

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

23

Supplemental Information — Unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

24

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

25

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

26

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

27

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

28

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

RS S&P 500 INDEX VIP SERIES	29

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

30	RS S&P 500 INDEX VIP SERIES

06	ANNUAL REPORT

RS Variable Products Trust

RS International Growth VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS International Growth VIP Series

R. Robin Menzies (Guardian Baillie Gifford Limited)

has managed RS International Growth VIP Series since 1993 (includes time managing Baillie Gifford International Growth Fund). In this role, Mr. Menzies works with the investment management teams and investment policy committee of Baillie Gifford, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of Baillie Gifford Overseas and a partner of Baillie Gifford & Co., where he has worked since 1973. He received a B.A. in engineering and law from Cambridge University.

Investment Process

The RS International Growth VIP Series seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Investment Strategy

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowings for investment purposes) in common stocks and convertible securities issued by companies that are domiciled outside of the U.S. The Fund uses a bottom-up, stock-driven approach, with the objective of selecting stocks the sub-adviser/Portfolio Manager believes that can sustain an above-average growth rate and trade at a reasonable price.

Performance

International equity markets ended the year very strongly as investors set aside their concerns regarding economic and corporate profits growth. Our industrial bias fared well and our favored capital goods and commodity-related companies such as Atlas Copco (Sweden) (3.02%) Sandvik (Sweden) (1.3%) and Comp. Vale Do Rio Doce (CVRD) (Brazil) (0.00%) performed strongly.

Our reluctance to join the market’s search for income in the highest yielding sectors, such as utilities and telecommunication services, detracted from relative returns. This was largely offset by our continued underweighting of the banking sector, which lagged the broader market on fears that margins may well have peaked.

The Fund returned 23.43% in 2006, compared to a benchmark, the Morgan Stanley Capital International (MSCI) Growth Index1 return of 22.69%. Returns were strong across nearly all markets with Europe returning in excess of 30%. Japan was the laggard with a flat market return. Fortunately, our Japanese stocks outstripped the market, with Japan Tobacco, Inc. (1.3%) particularly strong due, we believe to the fruits of the company’s cost cutting plan became increasingly apparent. Stocks in and exposed to Emerging Markets growth added significantly to performance. Swedish compressor firm Atlas Copco (3.02%) had a strong year after disposing of its U.S. rental business. The company’s exposure to mining equipment also helped as commodity prices remained high and capital expenditure by miners continued. Brazilian oil company Petroleo Brasilero (Petrobras) (1.3%) also had a good year in performance terms, shrugging off concerns over political developments in neighboring countries, in particular moves by Bolivia to secure greater control over oil assets.

In terms of stocks that detracted from performance, consumer loan company Promise Co. (0.0%) of Japan

1	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS INTERNATIONAL GROWTH VIP SERIES	3

RS International Growth VIP Series (continued)

was negatively affected by a decision to cap interest rates on unsecured loans in the wake of a court case. The business i s unlikely to disappear but we think the returns will not be as attractive and so we sold the holding. Rakuten, Inc. (0.4%), owner of the Ichiba online mall, was peripherally affected by the same issue but here the core attraction is the fast growing mall and we took the opportunity of price weakness to add to the holding.

Portfolio Review

2006 was an exceptionally good year — financial markets, economic growth and company profits all did well — but it has also been rather a nervous one. Many investors seemed unwilling to believe that prospects were really as bright as they appeared to be. The strongest sectors globally were those which offered the highest yields — utilities and diversified telephone companies. This search for income means that utilities are now trading at higher valuations compared to their earnings than equities generally: in our view, an unusual situation considering their pedestrian growth prospects.

There has been an exceptionally low level of net new issuance in the developed countries’ equity markets. Most companies are well resourced and would rather buy back their shares than issue new ones. At the same time, private equity investors are avidly removing companies from the public markets. As a result, the developed markets are, in most cases, gradually shrinking. The biggest risks are being run elsewhere, in the marbled halls of the hedge fund and private equity managers. However, the emerging equity markets are not shrinking. In fact they are expanding at a rate of about 0.5% every month, mainly as a result of new issuance by the larger countries, Brazil, Russia, India and China. The balance of financial power in the world is continuing to tilt eastwards and southwards.

Currency movements were an important feature this year. The U.S. dollar was weak compared to almost every other country’s currency (except those of South Africa and Turkey). It held its own against the yen and fell by over 13% against sterling.

The size of these movements compared to the magnitude of share price rises, means that returns were more than usually dependent on where you live: an American investing in the UK can expect to have made a return of about 30% in 2006, while a Briton investing in Wall Street will have to have been satisfied with making about 3%.

Outlook

We believe economic growth will probably slow a little next year, but not by much. We think the most important point though is that monetary policy has worked: inflation is under control; a credit crunch is not necessary. Rates may not actually fall in 2007, but we think there is no reason for them to rise much.

One of the pessimists’ strongest arguments is that company earnings are a bubble; margins, they say, are unsustainably high. They certainly are high, but we believe this is largely a structural phenomenon reflecting increasing availability of labor (whether in China or from Poland) and economies of scale from globalization. We believe companies in general are not at all highly leveraged at the moment — some surveys indicate that the corporate sector is a net lender to everyone else — so margins should be less volatile than in the past.

We think financial sector profits may have peaked too, reflecting an unrepeatable leveraging up of balance sheets and high asset prices; but it does look as though profitability generally is likely to remain high.

If earnings are not unsustainably high, then equity valuations look cheap in our opinion. The gap between companies’ earnings yield and their cost of borrowing is very wide (hence their attraction to private equity buyers). Share prices have done little more than keep up with earnings in recent years; they are the only financial asset that looks reasonable value and there is some scope for them to become more expensive. This is particularly so in the case of growth stocks, which we think should benefit if earnings generally do slow down.

There has been plenty of liquidity around in financial markets, and that situation looks likely to continue. We believe a weaker dollar puts pressure on other regions to devalue or loosen their monetary reins; and high commodity prices tend to produce an abundance of footloose capital. Most risks seem to be cheaply fundable and that supports asset prices.

4	RS INTERNATIONAL GROWTH VIP SERIES

So, with this generally benign set of conditions, what should we worry about? Markets tend to generate their own scares from time to time, and it has been a long time since there has been a serious bout of profit taking, so we could suffer one of these in the new year; but we believe it would be a buying opportunity. A sharp fall in the dollar is a more serious threat, but we think it seems unlikely if only because so many rich countries have an interest in preventing it.

The main thing to worry about is some kind of accident in credit. Huge amounts have been advanced to hedge funds and private equity funds on very fine terms. The collapsed hedge fund Amaranth was unwound relatively painlessly (except for its investors); but the next one may be more difficult; and there are rising concerns about the possibility of default by companies which have been taken private and loaded with debt. Again, the system will probably cope as the risks are spread so thinly, but credit risk premia could rise and that would be bad for equities too.

On balance, however, the general background to investment is favorable and equities look reasonable value.

Thank you for your continued support.

R. Robin Menzies

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

RS INTERNATIONAL GROWTH VIP SERIES	5

RS International Growth VIP Series (continued)

Assets Under Management: $280,370,589	Data as of December 31, 2006

Geographical Location vs. Index

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
UBS AG	Switzerland	3.08%
Atlas Copco AB - Class B	Sweden	3.02%
Essilor Int’l. S.A.	France	2.37%
Kone OYJ - Class B	Finland	2.33%
Royal Dutch Shell PLC - Class A	United Kingdom	2.30%
Danske Bank AS	Denmark	2.29%
Svenska Handelsbanken AB - Class A	Sweden	2.28%
Royal Bank of Scotland	United Kingdom	2.09%
CRH PLC	Ireland	1.98%
Celesio AG	Germany	1.96%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	RS INTERNATIONAL GROWTH VIP SERIES

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	10-Year Annualized Return	Annualized Return Since Fund Inception
RS International Growth VIP Series	2/8/91	23.43%	18.68%	12.33%	7.95%	9.56%
MSCI EAFE Growth Index		22.69%	17.54%	12.63%	5.35%	5.82%

The Series is the successor to Baillie Gifford International Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Results of a Hypothetical $10,000 Investment If invested on 12/31/96

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

RS INTERNATIONAL GROWTH VIP SERIES	7

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06

Based on Actual Return	$1,000.00	$1,130.30	$5.58	1.04%

Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.96	$5.30	1.04%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	RS INTERNATIONAL GROWTH VIP SERIES

Schedule of Investments — RS International Growth VIP Series

December 31, 2006

Shares		Value

Common Stocks — 96.4%
Australia — 5.2%
Beverages — 0.5%
255,500	Fosters Group Ltd.	$1,393,673
Commercial Banks — 1.2%
87,754	Australia and NZ Banking Group Ltd.	1,951,345
77,000	Westpac Banking Corp.	1,471,253

		3,422,598
Commercial Services and Supplies — 0.3%
89,000	Brambles Ltd.	900,079
Construction Materials — 0.2%
78,000	James Hardie Inds. NV	590,856
Food and Staples Retailing — 0.7%
107,700	Woolworths Ltd.	2,028,979
Insurance — 0.3%
95,000	AMP Ltd.	756,326
Media — 0.2%
126,000	John Fairfax Hldgs. Ltd.	479,713
Metals and Mining — 1.1%
155,956	BHP Billiton Ltd.	3,110,188
Oil, Gas and Consumable Fuels — 0.3%
27,900	Woodside Petroleum Ltd.	838,122
Real Estate Investment Trusts — 0.4%
61,000	Westfield Group	1,009,268

		14,529,802

Belgium — 1.3%
Diversified Financial Services — 1.3%
30,000	Groupe Bruxelles Lambert S.A.	3,604,489

Denmark — 3.5%
Chemicals — 1.2%
39,900	Novozymes AS — Class B	3,432,136
Commercial Banks — 2.3%
144,320	Danske Bank AS	6,411,441

		9,843,577

Finland — 2.3%
Construction and Engineering — 2.3%
115,400	Kone OYJ — Class B	6,538,986

France — 11.6%
Beverages — 0.9%
11,080	Pernod-Ricard S.A.	2,544,085
Diversified Financial Services — 1.6%
31,176	Eurazeo	4,451,334
Food and Staples Retailing — 1.5%
71,529	Carrefour S.A.	4,336,264
Health Care Equipment and Supplies — 2.4%
61,910	Essilor Int’l. S.A.	6,654,178
Multi–Utilities — 0.9%
36,800	Electricite de France S.A.	2,680,584
Oil, Gas and Consumable Fuels — 1.4%
52,920	Total S.A.	3,816,388
Personal Products — 1.8%
49,406	L’Oreal S.A.	4,948,391
Pharmaceuticals — 1.1%
34,620	Sanofi-Aventis	3,195,636

		32,626,860

Germany — 4.6%
Diversified Financial Services — 1.1%
16,400	Deutsche Boerse AG	3,017,251
Health Care Providers and Services — 2.0%
102,556	Celesio AG	5,499,932
Software — 1.5%
82,392	SAP AG	4,377,250

		12,894,433

Shares		Value

Hong Kong — 1.9%
Commercial Banks — 0.2%
202,000	BOC Hong Kong Hldgs. Ltd.	$549,308
Distributors — 0.4%
331,000	Li & Fung Ltd.	1,032,034
Diversified Financial Services — 0.4%
106,000	Hong Kong Exchanges & Clearing Ltd.	1,166,632
Media — 0.1%
66,000	Television Broadcasts Ltd.	403,081
Real Estate Management and Development — 0.8%
90,000	Cheung Kong Hldgs. Ltd.	1,109,147
405,000	Hang Lung Pptys. Ltd.	1,013,333

		2,122,480

		5,273,535

Ireland — 3.5%
Commercial Banks — 1.5%
147,110	Allied Irish Banks PLC	4,367,845
Construction Materials — 2.0%
133,450	CRH PLC	5,554,217

		9,922,062

Japan — 20.2%
Automobiles — 1.3%
310,200	Nissan Motor Co. Ltd.	3,734,649
Building Products — 1.1%
250,000	Asahi Glass Co.	3,003,571
Commercial Banks — 1.7%
377	Mitsubishi UFJ Financial Group, Inc.	4,656,080
Electrical Equipment — 0.8%
230,000	Mitsubishi Electric Corp.	2,098,551
Electronic Equipment and Instruments — 2.8%
12,400	Keyence Corp.	3,072,262
34,000	Nidec Corp.	2,628,019
186,000	YASKAWA Electric Corp.	2,151,834

		7,852,115
Insurance — 0.8%
210,000	Mitsui Sumitomo Insurance Co.	2,297,164
Internet Software and Services — 0.4%
2,578	Rakuten, Inc.	1,202,092
Machinery — 1.0%
83,300	Daikin Inds. Ltd.	2,897,391
Marine — 1.3%
369,000	Mitsui O.S.K. Lines Ltd.	3,639,622
Office Electronics — 1.9%
96,100	Canon, Inc.	5,409,536
Paper and Forest Products — 0.6%
461	Nippon Paper Group, Inc.	1,739,038
Real Estate Management and Development — 0.5%
40,000	Sumitomo Realty & Dev’t. Co. Ltd.	1,283,764
Road and Rail — 0.8%
351,000	Tokyu Corp.	2,247,108
Specialty Retail — 0.9%
31,050	Yamada Denki Co. Ltd.	2,634,782
Tobacco — 1.3%
755	Japan Tobacco, Inc.	3,647,343
Trading Companies and Distributors — 2.1%
53,600	Hitachi High-Technologies Corp.	1,594,153
282,000	Mitsui & Co. Ltd.	4,217,265

		5,811,418
Wireless Telecommunication Services — 0.9%
349	KDDI Corp.	2,366,251

		56,520,475

See notes to financial statements.

9

Schedule of Investments — RS International Growth VIP Series (continued)

December 31, 2006

Shares		Value

Russia — 1.0%
Oil, Gas and Consumable Fuels — 0.5%
29,500	OAO Gazprom ADR	$1,357,000
Wireless Telecommunication Services — 0.5%
27,000	Mobile TeleSystems ADR	1,355,130

		2,712,130

Singapore — 0.4%
Industrial Conglomerates — 0.4%
105,000	Keppel Corp. Ltd.	1,204,733

South Korea — 0.5%
Semiconductors and Semiconductor Equipment — 0.5%
3,900	Samsung Electronics Co. Ltd. GDR†	1,283,100

Spain — 2.6%
Diversified Financial Services — 1.4%
52,585	Corp. Financiera Alba S.A.	3,924,073
Tobacco — 1.2%
62,720	Altadis S.A.	3,281,646

		7,205,719

Sweden — 8.0%
Commercial Banks — 2.3%
210,987	Svenska Handelsbanken AB — Class A	6,387,748
Health Care Equipment and Supplies — 1.4%
170,480	Getinge AB — Class B	3,827,397
Machinery — 4.3%
260,610	Atlas Copco AB — Class B	8,461,858
252,720	Sandvik AB	3,677,769

		12,139,627

		22,354,772

Switzerland — 9.3%
Building Products — 1.3%
2,412	Geberit AG	3,713,964
Commercial Banks — 3.1%
142,300	UBS AG	8,639,622
Food Products — 1.3%
10,670	Nestle S.A.	3,788,062
Health Care Equipment and Supplies — 1.2%
13,600	Straumann Hldg. AG	3,289,468
Machinery — 1.0%
43,320	Schindler Hldg. AG	2,722,484
Textiles, Apparel and Luxury Goods — 1.4%
69,800	Compagnie Financiere Richemont AG — Class A	4,063,297

		26,216,897

Taiwan — 0.5%
Semiconductors and Semiconductor Equipment — 0.5%
125,847	Taiwan Semiconductor Mfg. Co. Ltd. ADR	1,375,508

United Kingdom — 20.0%
Commercial Banks — 3.1%
149,888	Royal Bank of Scotland	5,851,009
96,000	Standard Chartered PLC	2,805,412

		8,656,421
Commercial Services and Supplies — 1.3%
187,000	Capita Group PLC	2,223,243
467,000	Hays PLC	1,456,642

		3,679,885
Food Products — 1.1%
277,000	Cadbury Schweppes PLC	2,965,013

Shares		Value

Health Care Equipment and Supplies — 0.6%
149,000	Smith & Nephew PLC	$1,555,500
Hotels, Restaurants and Leisure — 0.8%
46,200	Carnival PLC	2,341,870
Media — 1.9%
239,000	Reed Elsevier PLC	2,623,797
252,966	Yell Group PLC	2,824,188

		5,447,985
Metals and Mining — 0.8%
118,000	BHP Billiton PLC	2,159,822
Oil, Gas and Consumable Fuels — 4.9%
210,000	BG Group PLC	2,850,422
67,500	Cairn Energy PLC*	2,378,436
414,018	John Wood Group PLC	2,124,600
184,500	Royal Dutch Shell PLC — Class A	6,450,468

		13,803,926
Pharmaceuticals — 1.7%
181,077	GlaxoSmithKline PLC	4,766,715
Specialty Retail — 1.1%
661,000	Kingfisher PLC	3,087,781
Tobacco — 1.9%
152,000	Gallaher Group PLC	3,413,299
51,900	Imperial Tobacco Group PLC	2,043,243

		5,456,542
Trading Companies and Distributors — 0.8%
94,000	Wolseley PLC	2,270,113

		56,191,573

	Total Common Stocks (Cost $178,765,547)	270,298,651

Preferred Stocks — 1.9%
Brazil — 1.9%
Commercial Banks — 0.6%
43,000	Banco Itau Hldg. Financeira S.A. ADR	$1,554,450
Oil, Gas and Consumable Fuels — 1.3%
40,600	Petroleo Brasileiro S.A. ADR	3,766,056

	Total Preferred Stocks (Cost $2,146,340)	5,320,506

Other Investments - For Trustee Deferred Compensation Plan (1) — 0.0%
9	RS Emerging Growth Fund, Class A	$314
15	RS Global Natural Resources Fund, Class A	461
12	RS Growth Fund, Class A	183
34	RS Investors Fund, Class A	400
7	RS MidCap Opportunities Fund, Class A	101
4	RS Partners Fund, Class A	150
8	RS Smaller Company Growth Fund, Class A	162
4	RS Value Fund, Class A	101

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $1,872)	$1,872

See notes to financial statements.

10

December 31, 2006

Principal Amount		Value

Repurchase Agreement — 1.6%
$4,580,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $4,581,272 at 2.50%, due 1/2/2007 (2) (Cost $4,580,000)	$4,580,000

Total Investments — 99.9% (Cost $185,493,759)		280,201,029
Cash, Receivables, and Other Assets Less Liabilities — 0.1%		169,560

Net Assets — 100%		$280,370,589

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $1,283,100 representing 0.5% of net assets which have been deemed liquid pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
*	Non-income producing security.
(1)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(2)	The repurchase agreement is fully collateralized by $3,465,000 in U.S. Treasury Bond, 7.625% due 2/15/2025, with a value of $4,677,750.

Glossary of Terms:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

See notes to financial statements.

11

Financial Information — RS International Growth VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $185,493,759)	$280,201,029
Dividends receivable	221,727
Receivable for fund shares sold	147,059
Dividend reclaim receivable	63,872
Interest receivable	954
Prepaid insurance	3,145

Total Assets	280,637,786

LIABILITIES
Accrued expenses	69,897
Payable for fund shares redeemed	7,266
Due to custodian	1,260
Deferred trustees’ compensation	1,872
Due to Adviser	186,902

Total Liabilities	267,197

Net Assets	$280,370,589

COMPONENTS OF NET ASSETS
Paid-in capital	$214,537,532
Undistributed net investment income	1,144,334
Accumulated net realized loss on investments and foreign currency related transactions	(30,023,067)
Net unrealized appreciation of investments and translation of other assets and liabilities denominated in foreign currencies	94,711,790

Net Assets	$280,370,589

Shares of beneficial interest outstanding with no par value	12,923,890

Net Asset Value Per Share	$21.69

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$5,407,300
Interest	134,257
Less: Foreign tax withheld	(450,600)

Total Income	5,090,957

Expenses:
Investment advisory fees — Note B	1,939,416
Custodian fees	427,952
Printing expense	63,297
Trustees’ fees — Note B	32,951
Audit fees	29,757
Insurance expense	13,392
Legal fees	12,676
Loan commitment fees — Note F	3,596
Registration fees	1,261
Other	969

Total Expenses before Waivers	2,525,267
Less: Expenses waived by GIS — Note B	(11,836)

Expense Net of Waivers	2,513,431

Net Investment Income	2,577,526

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investments — Note A	20,619,540
Net realized loss on foreign currency related transactions — Note A	(81,849)
Net change in unrealized appreciation of investments — Note C	28,218,690
Net change in unrealized appreciation/(depreciation) from translation of other assets and liabilities denominated in foreign currencies — Note A	11,014

Net Realized and Unrealized Gain on Investments and Foreign Currencies	48,767,395

NET INCREASE IN NET ASSETS FROM OPERATIONS	$51,344,921

See notes to financial statements.

12

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$2,577,526	$2,484,539
Net realized gain on investments and foreign currency related transactions	20,537,691	17,154,284
Net change in unrealized appreciation/(depreciation) of investments and foreign currency related transactions	28,229,704	9,553,265

Net Increase in Net Assets Resulting from Operations	51,344,921	29,192,088

Dividends to Shareholders from:
Net investment income	(2,754,132)	(3,029,344)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note E	20,920,900	(5,162,124)

Net Increase in Net Assets	69,511,689	21,000,620

NET ASSETS:

Beginning of year	210,858,900	189,858,280

End of year*	$280,370,589	$210,858,900

* Includes undistributed net investment income of:	$1,144,334	$1,402,789

See notes to financial statements.

13

Financial Information — RS International Growth VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$17.80		$15.60	$13.40	$10.46	$12.72

Net investment income	0.20		0.22	0.16	0.14	0.11
Net realized and unrealized gain/(loss)	3.92		2.24	2.08	2.99	(2.36)

Total from Investment Operations	4.12		2.46	2.24	3.13	(2.25)

Dividends to Shareholders from:
Net Investment Income	(0.23)		(0.26)	(0.04)	(0.19)	(0.01)

Net asset value, end of year	$21.69		$17.80	$15.60	$13.40	$10.46

Total Return*	23.43%		16.02%	16.72%	30.03%	(17.70)%

Net assets, end of year (thousands)	$280,371		$210,859	$189,858	$194,159	$163,815
Net ratio of expenses to average net assets	1.04	%(a)	1.05%	1.01%	1.05%	1.02%
Net ratio of net investment income to average net assets	1.06	%(a)	1.30%	1.03%	1.17%	0.89%
Portfolio turnover rate	22%		28%	24%	41%	39%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS

See notes to financial statements.

14

Notes to Financial Statements — RS International Growth VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS International Growth VIP Series (the “Fund” or “IGV”) is a series of the Trust. IGV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Baillie Gifford International Growth Fund (“BGIF”), a series (“Predecessor Fund”) of GIAC Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of IGV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of IGV are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which IGV earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign

15

Notes to Financial Statements — RS International Growth VIP Series (continued)

December 31, 2006

exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

IGV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by IGV. When forward contracts are closed, IGV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. IGV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

IGV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, IGV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by IGV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by IGV. The daily changes in the variation margin are recognized as unrealized gains or losses by IGV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, IGV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for IGV. Net realized short-term and long-term capital gains for IGV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of IGV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

Ordinary Income
2006	$2,754,132
2005	3,029,344

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$5,314,117	$(29,815,072)	$90,335,889

Taxes

IGV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in IGV have been provided for in accordance with the applicable country’s tax rules and rates.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(9,327,153)	2010
	(20,487,919)	2011

Total	$(29,815,072)

16

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2006, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized loss on investments and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments and Foreign Currency Related Transactions
$—	$(81,849)	$81,849

Note B.	Investment Advisory Agreements and
Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.80% of the average daily net assets of the Fund.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish corporation owned by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays GBG at an annual rate of 0.76% of the average daily net assets of IGV. Payment of the sub-advisory fees does not represent a separate or additional expense to IGV. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day investment advisory services of IGV. A sub-sub-advisory fee of 0.40% of the average daily net assets of IGV is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to IGV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 1.04% of the average daily net assets of IGV. GIS subsidized $11,836 or less than 0.01% of the ordinary operating expenses of IGV for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $73,048,451 and $52,677,759, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency, forward contracts and futures at December 31, 2006 aggregated $91,674,320 and $1,342,951, respectively, resulting in net unrealized appreciation of $90,331,369. The cost of investments owned at December 31, 2006 for federal income tax purposes was $189,869,660.

17

Notes to Financial Statements — RS International Growth VIP Series (continued)

December 31, 2006

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, IGV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, IGV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for IGV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	3,124,358	2,030,951	$60,921,815	$32,756,726
Shares issued in reinvestment of dividends	157,289	198,776	2,754,132	3,029,344
Shares repurchased	(2,201,444)	(2,554,129)	(42,755,047)	(40,948,194)

Net increase/(decrease)	1,080,203	(324,402)	$20,920,900	$(5,162,124)

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Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement report -

ing period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS International Growth VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

20

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for Baillie Gifford International Growth Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between GIAC Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS International Growth VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
11,074,622.902	552,574.608	931,068.770	12,558,266.280

21

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

22

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

23

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

24

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

25

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

27

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

28	RS INTERNATIONAL GROWTH VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS INTERNATIONAL GROWTH VIP SERIES	29

06	ANNUAL REPORT

RS Variable Products Trust

RS Emerging Markets VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Emerging Markets VIP Series

Edward H. Hocknell (Guardian Baillie Gifford Limited)

has managed RS Emerging Markets VIP Series since 1997 (includes time managing the Baillie Gifford Emerging Markets Fund). In this role, Mr. Hocknell works with the investment management teams at Baillie Gifford, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

Fund Objective

The RS Emerging Markets VIP Series seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investment.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowing for investment purposes) in securities of emerging market companies. The Fund uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that the subadviser/portfolio manager believes can sustain an above-average growth rate and trade at a reasonable price.

Performance

The Fund returned 36.19% in 2006, compared to a benchmark return of 32.59%. The returns from global emerging markets (GEM) in 2006 were very positive in absolute terms as well as generally being good in relation to their developed peers.

It really was a year of two halves. Up to the middle of May, the Morgan Stanley Capital International (MSCI) EMF Index1 was thirteen percentage points ahead of the MSCI World Index2. It then fell 25% in the space of four weeks, underperforming its developed peers by 13%. The second half recovery was equally spectacular, as the EMF Index rose over 33%, enjoying a double-digit gain over developed markets. As we said last year, a quantitative perspective may support the case that emerging markets are becoming less risky; however, the reality of share price volatility reminds of both the upside and downside potential of these investments.

Within emerging markets a similar pattern unfolded, with Latin America leading the way and improving second half returns from Asia. The relative performance of the latter is encouraging after three consecutive years of underperformance. After a strong 2005, Europe and the Middle East brought up the rear, dragged down by the Middle East and African weakness. The BRIC countries (Brazil, Russia, India and China) were very much to the fore this year. China, at last, would appear to be reflecting its economic potential through its financial markets and equity issuance has been a notable feature.

Primary and secondary issuance in emerging markets is running at an average of $11.4 billion per month, 24% of the total issuance in developed and emerging markets combined (bearing in mind that the MSCI EMF

[1]

The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks consulting the index. Unlike the Fund, the index does not incur fees.

[2]	MSCI World Index is a capitalization-weighted index in U.S. dollars which adds the U.S., Canada, Mexico, and South African mines to the MSCI EAFE Index. The index includes dividends.

RS EMERGING MARKETS VIP SERIES	3

RS Emerging Markets VIP Series (continued)

Index is about 8% of the MSCI World Index). This compares to an average of $2.9 billion per month since 1990 and an average share of the global total of 11.3%. The very large issuance by Chinese companies stands out as does the share of the four ‘BRICs’ countries – 71% (or 80% if the Hong Kong issues are included) and should be seen as a strong factor in the equity market performance although it may not be clear if it is the ‘cause’ or the ‘effect’. Excess liquidity is another feature behind the continuing success of emerging markets.

Liquidity flows have been particularly notable in Asia, with almost $6 billion of flows finding its way into China funds, almost ten times more than that invested in 2005. That said, after a setback in the middle of the year positive flows are now finding their way into other country funds throughout the global emerging markets. The source is not obvious but we have seen the effect that petrodollars2 have had on their local markets and more recently, a wave of inexpensive credit is seeking a home in high-return markets. Middle Eastern markets have come off the boil after a few years of excessive returns (leading to very expensive valuations), and we think they are now trading at more reasonable valuations and the ‘oil revenue effect’ is still prevalent in buoyant economic activity. The expansion in credit may be the main thing to worry about in our opinion, but this is a global financial market phenomenon rather than an emerging markets issue. Indeed, emerging market companies, like their country of domicile tend to be lenders rather than borrowers and we believe the level of debt in general, is not a concern. While there remains a risk of a credit accident, we think there is no reason to believe that emerging markets are any worse off. However, whether credit spreads can narrow further is uncertain in our opinion.

Portfolio Review

The principal contribution to positive performance came from stock selection, particularly in South Korea, Taiwan, Mexico, and South Africa. In South Korea, the Fund’s holding in Samsung Corp. at the expense of not owning Samsung Electronics proved to be the most significant contributor. South African commodity plays were also major contributors, notably, Lonmin PLC (0.0%) and Anglo American Platinum Corp. (0.5%). OAO Gazprom (4.0%), the Russian oil giant and largest stock in the MSCI EMF Index, was also a strong contributor.

On the downside, two of the top five negative contributors were a direct result of not being held in the portfolio: China Life share price rose almost 300% and Norilsk increased over 150% during the year. Turkiye Garanti Bankasi (0.8%) in Turkey, another detractor to Fund performance, suffered from the general malaise in the country’s stockmarket.

The shape of the portfolio has changed during the year. Asia has increased as a proportion of the overall portfolio, partly at the expense of a reduction in Brazil, Russia and South Africa. Within Asia, we have increased the weighting in China and Taiwan and reduced South Korea. At the sector level, the energy component has risen due to price appreciation and we have reduced the positions in the industrial and materials sectors. After a number years of price weakness we have started to add to the Information Technology sector, although the portfolio is still underweight relative to the Index.

Gazprom is now the largest stock in the portfolio, reflecting its recently adjusted weighting in the Index, closely followed by Samsung Corp. (3.5%) our preferred route of playing Korean chaebols3, and Samsung Electronics (0.0%). The majority of new additions have an Asian bias, including stocks such as China Unicom Ltd. (1.7%), China Shenhua Energy Co., Ltd. (1.2%) Industrial Bank of Korea (1.3%) and Hana Financial Group, Inc. (1.0%). We also added to the Middle East exposure through the purchase of Orascom Construction Inds. (0.9%) and participated in OAO Rosneft Oil Co. (2.1%), a Russian IPO.

Outlook

We believe cautious optimism is, once again, the message for the medium outlook for emerging markets. In our opinion, superior growth (both economic and corporate) remains the key argument in support of

[2]	Money that oil exporters receive from selling oil and then deposit it into Western banks.
[3]	A conglomerate of businesses, usually owned by a single family, especially in Korea.

4	RS EMERGING MARKETS VIP SERIES

emerging markets, both in absolute terms and in relation to their developed peers. However, economic growth is forecasted to slow slightly and external surpluses are expected to fall, albeit from high levels.

We think the same can be said for emerging market companies where top line growth is also expected to slow and corporate earnings growth likewise, albeit mid to high teens. It is also worth noting that we do not believe can rely on energy and commodity price appreciation to boost earnings in the coming years, although we think the same can be said for developed markets. The perennial attraction of emerging markets is faster growth at cheaper prices. While emerging market equities have enjoyed a significant re-rating over the last 4 years, we believe the paradigm still holds. We would estimate that emerging market stocks are around 20% cheaper than their developed peers, with better growth prospects.

The figures below are the latest UBS estimates:

	MSCI EMF INDEX	MSCI WORLD INDEX
Price/Earnings (P/E)	11.1	14.2
Yield	3.0	2.3
Historic Earnings Growth	25.3	15.9
Forecast Earnings Growth	16.6	11.3

Source: UBS

As usual the real argument is in the detail. On a stock by stock basis we continue to seek stocks with attractive and sustainable earnings growth prospects. In addition, we seek market inefficiencies which fail to properly price stock’s potential and present regular buying (and selling) opportunities. The beauty is in the choice: not only can we select from emerging market stocks who are beneficiaries of global trends but, also stocks that benefit from domestic trends, more than often, enhanced by oligopolistic markets.

Thank you for your continued support.

Edward H. Hocknell

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS EMERGING MARKETS VIP SERIES	5

RS Emerging Markets VIP Series (continued)

Assets Under Management: $176,661,247	Data as of December 31, 2006

Geographical Location vs. Index

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
OAO Gazprom ADR	Russia	4.02%
Samsung Corp.	South Korea	3.39%
Itausa-Investimentos Itau S.A.	Brazil	3.27%
Petroleo Brasileiro S.A. ADR	Brazil	3.26%
Taiwan Semiconductor Mfg.	Taiwan	3.22%
Infosys Technologies Ltd.	India	3.11%
Hon Hai Precision Inds. Co. Ltd.	Taiwan	2.72%
Samsung Fire & Marine Ins. Co. Ltd.	South Korea	2.16%
OAO Rosneft Oil Co. GDR	Russia	2.11%
Reliance Inds. Ltd.	India	1.92%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	RS EMERGING MARKETS VIP SERIES

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	10-Year Annualized Return	Annualized Return Since Fund Inception
RS Emerging Markets VIP Series	10/17/1994	36.19%	33.22%	27.79%	12.90%	11.24%
MSCI EMF Index		32.59%	30.97%	26.97%	9.40%	6.40%

The Series is the successor to Baillie Gifford Emerging Markets Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures show do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Growth of a Hypothetical $10,000 Investment If invested on 12/31/96

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EMF Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

RS EMERGING MARKETS VIP SERIES	7

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06

Based on Actual Return	$1,000.00	$1,232.30	$8.05	1.43%

Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,018.00	$7.27	1.43%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	RS EMERGING MARKETS VIP SERIES

Schedule of Investments — RS Emerging Markets VIP Series

December 31, 2006

Shares		Value

Common Stocks — 94.6%
Bolivia — 0.5%
Metals and Mining — 0.5%
60,232	Apex Silver Mines Ltd.*	$957,086

Brazil — 6.1%
Airlines — 0.6%
39,600	Gol-Linhas Aereas Inteligentes S.A. ADR	1,135,332
Commercial Banks — 0.6%
10,400	Unibanco-Uniao de Bancos Brasileiros S.A. GDR	966,784
Metals and Mining — 1.0%
61,100	Comp. Vale Do Rio Doce ADR	1,817,114
Oil, Gas and Consumable Fuels — 3.3%
55,931	Petroleo Brasileiro S.A. ADR	5,760,334
Textiles, Apparel and Luxury Goods — 0.6%
75,000	Lojas Renner S.A.	1,078,454

		10,758,018

Chile — 0.4%
Commercial Banks — 0.4%
14,600	Banco Santander Chile ADR	703,136

Colombia — 0.4%
Diversified Financial Services — 0.4%
71,748	Suramericana de Inversiones S.A.	656,055

Egypt — 1.9%
Construction Materials — 0.9%
17,000	Orascom Construction Inds. GDR	1,637,100
Wireless Telecommunication Services — 1.0%
26,742	Orascom Telecom Hldg. SAE GDR	1,764,972

		3,402,072

Hong Kong — 4.8%
Automobiles — 0.7%
3,010,000	Denway Motors Ltd.	1,219,078
Diversified Telecommunication Services — 1.1%
787,000	Hutchison Telecom. Int’l. Ltd.*	1,989,356
Electronic Equipment and Instruments — 0.8%
357,500	Kingboard Chemical Hldgs. Ltd.	1,404,241
Specialty Retail — 0.4%
984,000	GOME Electrical Appliance Hldgs. Ltd.	771,755
Wireless Telecommunication Services — 1.8%
360,000	China Mobile (Hong Kong) Ltd.	3,117,414

		8,501,844

India — 5.0%
Information Technology Services — 3.1%
107,900	Infosys Technologies Ltd.	5,486,109
Oil, Gas and Consumable Fuels — 1.9%
117,700	Reliance Inds. Ltd.	3,390,929

		8,877,038

Indonesia — 4.5%
Commercial Banks — 2.0%
4,249,000	PT Bank Mandiri	1,370,112
3,596,000	PT Bank Rakyat Indonesia	2,059,198

		3,429,310
Diversified Telecommunication Services — 2.5%
2,970,500	PT Indosat Tbk	2,229,485
1,959,000	PT Telekomunikasi Indonesia	2,200,022

		4,429,507

		7,858,817

Shares		Value

Israel — 1.1%
Pharmaceuticals — 1.1%
61,500	Teva Pharmaceutical Inds. Ltd. ADR	$1,911,420

Luxembourg — 1.5%
Energy Equipment and Services — 0.1%
3,112	Tenaris S.A. ADR	155,258
Wireless Telecommunication Services — 1.4%
40,000	Millicom Int’l. Cellular S.A.*	2,465,600

		2,620,858

Malaysia — 3.8%
Commercial Banks — 1.1%
873,000	Bumiputra-Commerce Hldgs. Berhad	1,916,643
Electric Utilities — 0.9%
500,000	Tenaga Nasional Berhad	1,543,909
Food Products — 1.0%
348,500	IOI Corp. Berhad	1,816,544
Industrial Conglomerates — 0.8%
690,000	Sime Darby Berhad	1,407,366

		6,684,462

Mexico — 7.0%
Commercial Banks — 1.7%
766,500	Grupo Fin. Banorte S.A. de C.V.	2,997,728
Construction and Engineering — 0.6%
275,634	Empresas ICA S.A. de C.V.*	1,041,236
Food and Staples Retailing — 1.1%
463,842	Wal-Mart de Mexico S.A. de C.V.	2,041,240
Household Durables — 0.6%
153,600	Consorcio Ara S.A. de C.V.	1,045,285
Wireless Telecommunication Services — 3.0%
68,100	America Movil S.A. de C.V. ADR	3,079,482
246,000	America Telecom S.A. de C.V.*	2,243,507

		5,322,989

		12,448,478

Mozambique — 0.4%
Metals and Mining — 0.4%
800,000	Kenmare Resources PLC*	689,444

People’s Republic of China — 8.8%
Commercial Banks — 0.7%
1,991,000	Industrial & Comm’l Bank of China*	1,241,559
Electric Utilities — 2.1%
1,716,000	Datang Int’l. Power Generation Co. Ltd.	1,787,132
2,174,000	Huaneng Power Int’l., Inc.	1,939,874

		3,727,006
Energy Equipment and Services — 1.1%
844,500	China Shenhua Energy Co., Ltd.	2,032,637
Oil, Gas and Consumable Fuels — 2.8%
2,519,000	CNOOC Ltd.	2,390,226
1,796,000	PetroChina Co. Ltd.	2,544,733

		4,934,959
Transportation Infrastructure — 0.4%
387,000	China Comms. Construction Co. Ltd.*	382,144
426,000	Jiangsu Expressway Co. Ltd.	268,386

		650,530
Wireless Telecommunication Services — 1.7%
2,008,000	China Unicom Ltd.	2,943,222

		15,529,913

Russia — 7.8%
Diversified Consumer Services — 0.9%
47,000	AFK Sistema GDR	1,504,000

See notes to financial statements.

9

Schedule of Investments — RS Emerging Markets VIP Series (continued)

December 31, 2006

Shares		Value

Oil, Gas and Consumable Fuels — 6.1%
154,450	OAO Gazprom ADR	$7,104,700
396,300	OAO Rosneft Oil Co. GDR*†	3,725,220

		10,829,920
Wireless Telecommunication Services — 0.8%
18,800	VimpelCom ADR*	1,484,260

		13,818,180

South Africa — 5.8%
Commercial Banks — 1.0%
39,500	ABSA Group Ltd.	701,034
340,000	FirstRand Ltd.	1,070,821

		1,771,855
Food and Staples Retailing — 0.4%
71,932	Massmart Hldgs. Ltd.	716,381
Industrial Conglomerates — 0.5%
34,862	Imperial Hldgs. Ltd.*	811,063
Media — 0.7%
50,600	Naspers Ltd.	1,191,635
Metals and Mining — 2.3%
7,120	Anglo American Platinum Corp.	864,677
49,700	Anglo American PLC	2,411,389
34,000	Impala Platinum Hldgs. Ltd.	887,527

		4,163,593
Oil, Gas and Consumable Fuels — 0.9%
43,900	Sasol Ltd.	1,611,747

		10,266,274

South Korea — 17.6%
Beverages — 0.6%
7,600	Hite Brewery Co. Ltd.	976,559
Commercial Banks — 1.7%
49,500	Daegu Bank	846,290
121,600	Industrial Bank of Korea	2,242,409

		3,088,699
Commercial Services and Supplies — 0.4%
14,150	S1 Corp.	659,573
Construction and Engineering — 1.3%
38,210	Hyundai Development Co.	2,333,686
Diversified Financial Services — 1.0%
33,700	Hana Financial Group, Inc.	1,771,968
Food and Staples Retailing — 1.0%
2,800	Orion Corp.	820,430
1,500	Shinsegae Co. Ltd.	935,484

		1,755,914
Household Durables — 0.7%
42,400	Woongjin Coway Co. Ltd.	1,176,258
Industrial Conglomerates — 0.9%
43,170	Hanwha Corp.	1,624,677
Insurance — 2.6%
62,600	Hyundai Marine & Fire Ins. Co. Ltd.	794,280
22,000	Samsung Fire & Marine Ins. Co. Ltd.	3,820,430

		4,614,710
Marine — 2.3%
48,500	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	1,522,796
105,290	Samsung Heavy Inds. Co. Ltd.	2,524,695

		4,047,491
Oil, Gas and Consumable Fuels — 0.4%
23,300	GS Hldgs. Corp.	754,118
Pharmaceuticals — 1.3%
12,460	Yuhan Corp.	2,384,817
Trading Companies and Distributors — 3.4%
181,500	Samsung Corp.	5,981,694

		31,170,164

Shares		Value

Taiwan — 12.6%
Chemicals — 0.5%
450,000	Taiwan Fertilizer Co. Ltd.	$860,101
Commercial Banks — 1.8%
2,511,000	Chang Hwa Commercial Bank*	1,752,577
961,000	Far Eastern Int’l. Bank	459,935
1,601,000	Taishin Financial Hldgs. Co. Ltd.*	938,153

		3,150,665
Computers and Peripherals — 1.1%
98,400	High Tech Computer Corp.	1,947,170
Diversified Financial Services — 2.1%
1,757,819	Shin Kong Financial Hldg. Co. Ltd.	1,892,911
3,249,263	SinoPac Hldgs.	1,739,520

		3,632,431
Electronic Equipment and Instruments — 2.7%
674,329	Hon Hai Precision Inds. Co. Ltd.	4,809,986
Insurance — 0.4%
1,277,000	China Life Insurance Co. Ltd.*	689,529
Multiline Retail — 0.8%
2,199,600	Far Eastern Dept. Stores Ltd.	1,403,641
Semiconductors and Semiconductor Equipment — 3.2%
2,745,427	Taiwan Semiconductor Mfg.	5,685,422

		22,178,945

Thailand — 2.9%
Beverages — 0.6%
6,355,000	Thai Beverage Pub. Co. Ltd.	1,118,583
Commercial Banks — 0.9%
496,500	Bangkok Bank Pub. Co. Ltd.	1,510,788
Diversified Financial Services — 0.3%
810,000	TISCO Finance Pub. Co. Ltd.	492,946
Oil, Gas and Consumable Fuels — 1.1%
737,200	PTT Exploration & Production Pub. Co., Ltd.	1,967,906

		5,090,223

Turkey — 1.7%
Commercial Banks — 0.8%
447,100	Turkiye Garanti Bankasi A.S.	1,475,619
Wireless Telecommunication Services — 0.9%
294,745	Turkcell Iletisim Hizmetleri A.S.	1,486,197

		2,961,816

	Total Common Stocks (Cost $110,749,457)	167,084,243

Preferred Stock — 3.3%
Brazil — 3.3%
Commercial Banks — 3.3%
1,129,709	Itausa-Investimentos Itau S.A. (Cost $2,036,285)	$5,778,184

Other Investments — For Trustee Deferred Compensation Plan (1) — 0.0%
5	RS Emerging Growth Fund, Class A	$194
9	RS Global Natural Resources Fund, Class A	285
7	RS Growth Fund, Class A	114
21	RS Investors Fund, Class A	247
4	RS MidCap Opportunities Fund, Class A	63
3	RS Partners Fund, Class A	93
5	RS Smaller Company Growth Fund, Class A	100
2	RS Value Fund, Class A	63

	Total Other Investments —For Trustee Deferred Compensation Plan (Cost $1,159)	1,159

See notes to financial statements.

10

December 31, 2006

Principal Amount		Value
Repurchase Agreement — 2.2%
$3,890,000	State Street Bank and Trust Co. repurchase agreement dated 12/29/2006, maturity value $3,891,081 at 2.50%, due 1/2/2007 (2) (Cost $3,890,000)	$3,890,000

Total Investments — 100.1% (Cost $116,676,901)		176,753,586
Liabilities in Excess of Cash, Receivables and Other Assets — (0.1)%		(92,339)

Net Assets — 100%		$176,661,247

*	Non-income producing security.
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $3,725,220 representing 2.1% of net assets of which have been deemed liquid pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(1)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(2)	The repurchase agreement is fully collateralized by $2,940,000 in U.S. Treasury Bond, 7.625%, due 2/15/2025, with a value of $3,969,000.

Glossary of Terms:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt .

See notes to financial statements.

11

Financial Information — RS Emerging Markets VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $116,676,901)	$176,753,586
Foreign currency (cost, $49,632)	49,624
Dividends receivable	239,289
Receivable for fund shares sold	48,212
Interest receivable	810
Prepaid insurance	1,963

Total Assets	177,093,484

LIABILITIES
Accrued foreign capital gains tax	188,657
Accrued expenses	58,113
Due to custodian	326
Payable for fund shares redeemed	39,164
Deferred trustees’ compensation	1,159
Due to Adviser	144,818

Total Liabilities	432,237

Net Assets	$176,661,247

COMPONENTS OF NET ASSETS
Paid-in capital	111,678,903
Undistributed net investment income	411,822
Accumulated net realized gain on investments and foreign currency related transactions	4,681,670
Net unrealized appreciation of investments and translation of other assets and liabilities denominated in foreign currencies	59,888,852

Net Assets	$176,661,247

Shares of beneficial interest outstanding with no par value	7,197,125

Net Asset Value Per Share	$24.55

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Dividends	$3,306,371
Interest	69,176
Less: Foreign tax withheld	(332,665)

Total Income	3,042,882

Expenses:
Investment advisory fees — Note B	1,508,820
Custodian fees	579,638
Printing expense	36,124
Audit fees	20,458
Trustees’ fees — Note B	20,369
Legal fees	8,765
Insurance expense	7,782
Loan commitment fees — Note F	2,236
Registration fees	749
Other	4,877

Total Expenses before Waivers	2,189,818

Less: Expenses waived by GIS — Note B	(25,002)

Expenses Net of Waivers	2,164,816

Net Investment Income	878,066

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investments — Note A	29,154,803
Realized foreign capital gains tax	(62,339)
Net realized loss on foreign currency related transactions — Note A	(44,504)
Net change in unrealized appreciation of investments — Note C	15,385,745
Net change in accrued foreign capital gains tax	69,615
Net change in unrealized appreciation from translation of other assets and liabilities denominated in foreign currencies — Note A	(1,599)

Net Realized and Unrealized Gain on Investments and Foreign Currencies	44,501,721

NET INCREASE IN NET ASSETS FROM OPERATIONS	$45,379,787

See notes to financial statements.

12

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$878,066	$995,665
Net realized gain on investments and foreign currency related transactions	29,047,960	7,898,205
Net change in unrealized appreciation/(depreciation) of investments and foreign currency related transactions	15,453,761	24,532,868

Net Increase in Net Assets Resulting from Operations	45,379,787	33,426,738

Dividends and Distributions to Shareholders from:
Net investment income	(1,007,567)	(987,820)
Net realized gain on investments and foreign currency related transactions	(25,878,121)	(7,055,990)

Total Dividends and Distributions to Shareholders	(26,885,688)	(8,043,810)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note E	34,689,183	24,014,386

Net Increase in Net Assets	53,183,282	49,397,314

NET ASSETS:

Beginning of year	123,477,965	74,080,651

End of year*	$176,661,247	$123,477,965

* Includes undistributed net investment income/(accumulated net investment loss):	$411,822	$(278,060)

See notes to financial statements.

13

Financial Information — RS Emerging Markets VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$21.46		$16.43	$13.60	$8.91	$9.57

Net investment income	0.16		0.19	0.11	0.10	0.05
Net realized and unrealized gain/(loss)	7.33		6.35	3.09	4.69	(0.66)

Total from Investment Operations	7.49		6.54	3.20	4.79	(0.61)

Dividends from net investment income	(0.17)		(0.18)	(0.03)	(0.10)	(0.05)
Distributions from net realized capital gains	(4.23)		(1.33)	(0.34)	—	—

Total Dividends and Distributions	(4.40)		(1.51)	(0.37)	(0.10)	(0.05)

Net asset value, end of year	$24.55		$21.46	$16.43	$13.60	$8.91

Total Return*	36.19%		40.51%	23.56%	53.92%	(6.34)%

Net assets, end of year (thousands)	$176,661		$123,478	$74,081	$55,252	$33,211
Net ratio of expenses to average net assets	1.43	%(a)	1.51%	1.57%	1.82%	1.54%
Net ratio of net investment income to average net assets	0.58	%(a)	1.08%	0.76%	0.99%	0.42%
Portfolio turnover rate	62%		41%	75%	71%	101%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS.

See notes to financial statements.

14

Notes to Financial Statements — RS Emerging Markets VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Emerging Markets VIP Series (the “Fund” or “EMV”) is a series of the Trust. EMV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

Baillie Gifford Emerging Markets Fund (“BGEMF”), a series (“Predecessor Fund”) of GIAC Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of EMV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on domestic or foreign securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of EMV are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which EMV earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign

15

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

December 31, 2006

currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

EMV may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by EMV. When forward contracts are closed, EMV will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. EMV will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

EMV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, EMV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by EMV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by EMV. The daily changes in the variation margin are recognized as unrealized gains or losses by EMV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, EMV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for EMV. Net realized short-term and long-term capital gains for EMV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of EMV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$1,545,089	$25,340,599	$26,885,688
2005	1,578,517	6,465,293	8,043,810

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Capital Gain	Unrealized Appreciation
$452,004	$4,972,363	$59,559,138

Taxes

EMV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in EMV have been provided for in accordance with the applicable country’s tax rules and rates.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital

16

gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2006, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized gain on investments and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments and Foreign Currency Related Transactions
$ —	$819,383	$(819,383)

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 1.00% of the average daily net assets of the Fund.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish corporation owned by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays GBG at an annual rate of 0.95% of the average daily net assets of EMV. Payment of the sub-advisory fees does not represent a separate or additional expense to EMV. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day investment advisory services of EMV. A sub-sub-advisory fee of 0.50% of the average daily net assets of EMV is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to EMV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 1.43% of the average daily net assets of EMV. GIS subsidized $25,002 or 0.02% of the ordinary operating expenses of EMV for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $98,443,894 and $91,756,865, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency, forward contracts and futures at December 31, 2006 aggregated $60,182,313 and $435,342, respectively, resulting in net unrealized appreciation of $59,746,971. The cost of investments owned at December 31, 2006 for federal income tax purposes was $117,006,615.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of

17

Notes to Financial Statements — RS Emerging Markets VIP Series (continued)

December 31, 2006

the collateral falls below the value of the repurchase price plus accrued interest, EMV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, EMV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for EMV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	2,526,725	2,202,867	$61,773,358	$40,867,945
Shares issued in reinvestment of dividends and distributions	1,141,633	396,568	26,885,689	8,043,810
Shares repurchased	(2,225,790)	(1,353,953)	(53,969,864)	(24,897,369)

Net increase	1,442,568	1,245,482	$34,689,183	$24,014,386

Note F.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note G.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note H.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note I.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring

18

fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

20

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for Baillie Gifford Emerging Markets Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between GIAC Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS Emerging Markets VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
5,425,868.435	221,865.800	498,519.515	6,146,253.750

21

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their

22

Supplemental Information — Unaudited (continued)

clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

23

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

24

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

25

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

27

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

28	RS EMERGING MARKETS VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS EMERGING MARKETS VIP SERIES	29

06	ANNUAL REPORT

RS Variable Products Trust

RS Investment Quality Bond VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Investment Quality Bond VIP Series

Howard W. Chin (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 1998 and of RS Low Duration Bond VIP Series since 2003 (includes time co-managing The Guardian Low Duration Bond Fund and The Guardian Investment Quality Bond Fund). Mr. Chin has been a managing director of Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series and of RS Low Duration VIP Series since 2004 (includes time co-managing The Guardian VC Low Duration Bond Fund and The Guardian Bond Fund). Mr. Crimmins has been a managing director of Guardian Life since March 2004. Prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

Fund Philosophy

The RS Investment Quality Bond VIP Series seeks a high level of current income and capital appreciation without undue risk to principal. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another.

Fund Philosophy

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowings for investment purposes) in different kinds of investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors.

Performance

The Fund had a total return of 4.19% for the year ended December 31, 2006 as compared to the average fund in the Lipper1 Intermediate Investment Grade peer group, which returned 4.14% for the same period. (The peer group consisted of 58 other variable product sub-accounts that invest primarily in investment grade debt with average maturities of 5-10 years.) In contrast, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index2, which measures the taxable fixed income market, returned 4.33%. The corresponding results for the fourth quarter were 1.23%, 1.17% and 1.24%, respectively.

RS INVESTMENT QUALITY BOND VIP SERIES	3

[1]

Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

[2]	The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Unlike the Fund, the index does not incur fees or expenses.

RS Investment Quality Bond VIP Series (continued)

Portfolio Review

2006 may have marked a turning point in Federal Reserve policy regarding interest rate hikes. After increasing interest rates eight times in 2005, the Federal Reserve (“the Fed”) did so four more times in 2006 at their first four meetings of the year. However, the tightening pattern was broken in August when they declined to raise rates again. The Fed has held to a wait-and-see posture in the three meetings since then. The Fed Funds rate remains at 5.25% and may stay there for a while as the Fed ponders the course of the economy and inflation in upcoming economic data releases.

As a result of this apparent policy shift, all investment grade segments of the taxable fixed income market performed well in 2006, posting positive nominal returns while the “spread” sectors (corporate bonds, Agency debentures, residential and commercial mortgage-related securities) handily beat their comparable duration Treasury benchmarks across the board. However, it was not a smooth one-way path to strong outperformance in 2006 as the first half of the year was very different from the second half. Most yields increased in the first half as the Fed raised rates in four 0.25% increments even as investors became concerned that the new Fed under Ben Bernanke would over-tighten monetary policy in an effort to bolster its inflation fighting credibility. However, once the Fed paused at its August meeting and took no action in September, the market became more convinced the Fed would stay in this mode for an extended period. (In fact, some investors believed the Fed would cut rates as early as the first quarter of 2007.) The market rallied sharply as a result, but not to the extent where it completely offset the yield increases experienced in the first half.

Specifically, the yield on 2-year Treasuries increased by 0.41 % in 2006 to finish the year at 4.81% while the yield on the 10-year Treasuries increased by 0.31%, ending at 4.71% for a further 0.1% inversion of the yield curve (to –0.11%) between these two benchmark maturities.

The yield curve was slightly inverted (-0.01%) at the start of 2006. The 2-year’s yield was influenced by the higher Fed Funds rate while continued strong buying by overseas investors dampened the relative upward pressure on longer maturity yields. Despite these yield increases, it is important to note that 10-year and shorter maturity Treasuries posted positive returns in 2006. For example, the returns for 2- and 10-year Treasuries were 3.71% and 1.34% while the 30-year Treasury bond returned –1.10% as the positive contribution of the bonds’ coupon payments partially offset the effects of rising yields.

As mentioned earlier, each of the “spread” sectors fared very well in 2006 and outperformed their Treasury benchmarks. Unlike more typical years where some sectors outperform while others underperform, 2006 was unusual in that all taxable fixed income sectors outperformed during the year. It was just a matter of how much each sector outperformed Treasuries.

Overall, the Lehman Brothers Aggregate Bond Index returned 4.33% on a nominal basis and had 0.85% of excess return with strong contributions from Mortgage-Backed Securities (MBS), corporate bonds and Commercial Mortgage-Backed Securities (CMBS). These sectors had nominal returns of 5.22%, 4.26%, and 4.73% and excess returns of 1.22%, 1.19%, and 1.37%, respectively. Within the corporate bond sector, the BBB-rated segment was the best performing with 1.54% of excess return while single-As and double-AAs had 1.14% and 1.08%, respectively. The REIT and insurance sectors were the leaders within the corporate sector, posting 2.18% and 1.97% of excess returns respectively. Even the worst performing sector (agency debentures) provided 0.75% of excess return and a 4.37% return on a nominal basis. In contrast, the Treasury sector returned just 3.08% in 2006.

Fixed income also did well in the fourth quarter. With the exception of Treasuries, each sector returned 1.1%-1.6% on a nominal basis, but more importantly, each outperformed Treasuries by a wide margin. In many cases, the lion’s share of a given sector’s 2006 performance came in the fourth quarter. For example,

4	RS INVESTMENT QUALITY BOND VIP SERIES

the two best performing sectors in the fourth quarter (corporate bonds and MBS) provided 0.61% and 0.59% of excess return, respectively, relative to their full year results of 1.19% and 1.22%. Similarly, Agency debentures added 0.24% of the year’s 0.75% during the fourth quarter. In contrast, CMBS continued to exhibit consistent excess returns, eking out another 0.42% in the fourth quarter versus a 2006 result of 1.37%.

The Fund underperformed its benchmark by 0.14% in 2006 as our underweights in the corporate bonds (18% market value vs. 23% in the Index) and MBS (19% vs. 35% in the Index) caused the Fund to lag.

At the beginning of 2006, we believed the corporate bond sector was fully valued, leaving very little room for any further spread tightening, but this fundamental outlook was offset by strong demand for corporate bonds from investors (both domestic and overseas) who had been underweighted earlier in the year. (Investor concerns about the sector were also eased by continued reports of strong corporate profitability.) We were also concerned about the prospects for corporate merger and acquisition activity and leveraged buyouts (LBO). We thought such activity would have a substantial negative impact on a firm’s outstanding debt. As a result, we believed a close-to-shore and widely diversified approach to credit exposure would be the most prudent. That said, the Fund was not able to totally avoid LBO risk in 2006. We owned Harrah’s’ (HET) bonds, which widened by 2.00% after the company agreed to be taken over by two private equity firms. However, our holdings in HET only made up 0.10% of the Fund.

The effect of our underweight in MBS was partially mitigated by our intra-sector asset allocation decisions. We decided to invest the majority of our MBS exposure in the 30-year conventional sector while underweighting 30-year GNMAs and the entire 15-year sector. This proved to be a good decision as the 30-year conventional sector posted 1.51% of excess returns in 2006 while GNMAs and 15-year MBS outperformed by only 0.42% and 0.74%, respectively.

The largest overweight in the Fund for 2006 was in CMBS where we held a substantial overweight for the entire year. We believed the very strong credit fundamentals were undervalued (especially relative to competing sectors) and entered the year with an overweighted position. We increased our holdings during the year and by year’s end, the sector made up about 14% of the Fund versus the 5% allocation in the Index. This overweighted exposure contributed significantly to the Fund’s performance and mitigated the effects of our underweights in corporate bonds and MBS.

Outlook

Following the 2.0% growth rate for real GDP in the third quarter after readings of 5.6% and 2.6% earlier in the year, we believe the economy is poised to continue to grow at a modest pace, most likely in the range of 2.5- 2.75% in the first half of 2007. This level is a bit below the potential for the economy but clearly robust enough to ease any concerns the economy might tip over into a recession or experience very slow growth.

The U.S. economy still relies on the consumer and the factors affecting consumer spending are all leaning in the consumer’s favor. Employment appears to be on a solid footing. Jobs increased by over 170,000 per month in the fourth quarter of 2006 while the unemployment rate is down to 4.5%. We are also beginning to see signs of a rebound in the housing market. Inventories are shrinking and while sales are still well below the torrid levels seen in 2005, we saw a pickup in sales of new and existing homes at the end of 2006. The recent drop in rates is supportive of housing values and perhaps more importantly, homeowners will be able to access their homes’ equity to finance their spending. Mortgage equity withdrawal was a key contributor to consumer spending in 2006 and is likely to continue (albeit at a more modest pace) in 2007. Finally, the strong performance of the equity markets in 2006 led to increased consumer wealth, stronger personal balance sheets and a more positive outlook on the future, all key factors in determining consumer behavior.

Recent inflation data have become more encouraging, but core inflation (excluding the more volatile food and energy components) is likely to stay above the Fed’s comfort zone in the near term. We believe the U.S. and

RS INVESTMENT QUALITY BOND VIP SERIES	5

RS Investment Quality Bond VIP Series (continued)

global economy will continue to grow, placing a greater demand on both labor and energy resources, so we expect inflation to be sticky, but unlikely to increase such that it becomes a general concern.

Thank you for your continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate, risk, credit risk and prepayment risk. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are still at fairly low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater.

6	RS INVESTMENT QUALITY BOND VIP SERIES

Assets Under Management: $386,035,216	Data as of December 31, 2006

Sector Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.625%	11/15/2009	6.07%
FNMA	6.500%	8/1/2036	2.57%
FNMA	5.000%	2/1/2036	2.26%
Banc of America Alternative Loan Tr.	6.000%	2/25/2034	2.20%
FHLMC	5.500%	9/15/2035	2.15%
FHLB	5.125%	7/17/2018	1.81%
FNMA	5.500%	1/1/2037	1.69%
GNMA	6.500%	12/20/2027	1.56%
FNMA	5.000%	4/1/2034	1.55%
J.P. Morgan Mtg. Tr.	6.000%	9/25/2035	1.51%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

RS INVESTMENT QUALITY BOND VIP SERIES	7

RS Investment Quality Bond VIP Series (continued)

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	10-Year Annualized Return	Annualized Return Since Fund Inception
RS Investment Quality Bond VIP Series	5/1/83	4.19%	3.58%	4.96%	5.95%	7.92%
Lehman Brothers Aggregate Bond Index		4.33%	3.70%	5.06%	6.24%	7.35%

The Series is the successor to The Guardian Bond Fund, a mutual fund with substantially similar investment objective, strategies, and policies. The performance of the Fund provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results.     To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Growth of a Hypothetical $10,000 Investment If invested on 12/31/96

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Lehman Brothers Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

8	RS INVESTMENT QUALITY BOND VIP SERIES

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06

Based on Actual Return	$1,000.00	$1,050.10	$3.10	0.60%

Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS INVESTMENT QUALITY BOND VIP SERIES	9

Schedule of Investments — RS Investment Quality Bond VIP Series

December 31, 2006

Principal Amount		Value

Asset Backed Securities — 8.1%
$2,803,975	Ameriquest Mtg. Secs., Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$2,738,305
187,203	Amresco 1997-1 MIF 7.42% due 3/25/2027	186,434
5,200,000	Capital Auto Receivables Asset Tr. 2006-SN1A A3 5.31% due 10/20/2009†	5,200,499
3,136,000	Carmax Auto Owner Tr. 2005-1 A4 4.35% due 3/15/2010	3,095,675
215,915	Caterpillar Financial Asset Tr. 2004-A A3 3.13% due 1/26/2009	214,199
465,000	Chase Funding Mtg. Loan 2004-1 1A6 4.266% due 6/25/2015	444,223
1,403,000	CitiFinancial Mtg. Sec., Inc. 2003-3 AF5 4.553% due 8/25/2033	1,367,387
	Countrywide Asset-Backed Certificates
107,304	2004-10 AF3 3.842% due 10/25/2030	106,782
475,624	2004-S1 A2 3.872% due 3/25/2020	468,619
3,500,000	New Century Home Equity Loan Tr. 2005-A A4 5.114% due 8/25/2035(1)	3,446,962
3,200,000	Renaissance Home Equity Loan Tr. 2005-2 AF3 4.499% due 8/25/2035(1)	3,165,119
	Residential Asset Mtg. Prods., Inc.
860,000	2003-RZ4 A5 4.66% due 2/25/2032	848,074
2,500,000	2003-RS3 AI4 5.67% due 4/25/2033	2,499,853
1,154,209	2004-RS9 AII2 5.69% due 5/25/2034(1)	1,155,456
1,163,943	Residential Funding Mtg. Secs. 2003-HS3 AI2 3.15% due 7/25/2018	1,149,442
2,331,203	Vanderbilt Acquisition Loan Tr. 2002-1 A3 5.70% due 9/7/2023	2,335,329
2,899,010	Volkswagen Auto Lease Tr. 2004-A A4A 3.09% due 8/20/2010	2,882,083

	Total Asset Backed Securities (Cost $31,514,438)	31,304,441

Collateralized Mortgage Obligations — 21.7%
$8,484,554	Banc of America Alternative Loan Tr. 2004-1 2A1 6.00% due 2/25/2034	$8,493,120
	Banc of America Funding Corp.
5,496,046	2006-1 3A1 5.50% due 1/25/2036	5,370,873
3,510,271	2006-3 5A5 5.50% due 3/25/2036	3,474,209

Principal Amount		Value

$1,577,763	Citigroup Mtg. Loan Tr. 2005-8 2A5 5.50% due 9/25/2035	$1,575,698
	Countrywide Home Loans
5,414,484	2005-21 A2 5.50% due 10/25/2035	5,311,270
2,159,238	2002-19 1A1 6.25% due 11/25/2032	2,159,692
	FHLMC
1,650,000	2626 KA 3.00% due 3/15/2030	1,536,338
1,410,036	1534 Z 5.00% due 6/15/2023	1,383,445
4,000,000	2580 JK 5.00% due 3/15/2018	3,894,876
2,800,000	2663 VQ 5.00% due 6/15/2022	2,673,487
443,502	2500 TD 5.50% due 2/15/2016	442,978
8,458,331	3227 PR 5.50% due 9/15/2035	8,312,479
2,729,816	2367 ME 6.50% due 10/15/2031	2,784,580
3,611,528	FNMA 2006-45 AC 5.50% due 6/25/2036	3,582,668
5,850,233	GNMA 1997-19 PG 6.50% due 12/20/2027	6,005,219
5,818,042	J.P. Morgan Mtg. Tr. 2005-S2 2A15 6.00% due 9/25/2035	5,812,591
2,142,000	Mastr Asset Securitization Tr. 2003-10 3A7 5.50% due 11/25/2033	2,081,997
4,563,021	Residential Funding Mtg. Secs. 2006-S3 A7 5.50% due 3/25/2036	4,517,270
	Wells Fargo Mtg.-Backed Secs. Tr.
3,180,000	2005-AR10 2A15 4.109% due 6/25/2035(1)	3,106,373
3,500,000	2003-11 1A3 4.75% due 10/25/2018	3,441,829
5,027,503	2005-5 1A1 5.00% due 5/25/2020	4,904,958
2,832,099	2006-1 A3 5.00% due 3/25/2021	2,765,721

	Total Collateralized Mortgage Obligations (Cost $84,319,935)	83,631,671

Commercial Mortgage Backed Securities — 14.3%
$4,250,000	Banc of America Comm’l. Mtg. Tr. 2006-3 A4 5.889% due 7/10/2044	$4,417,964
657,333	Chase Comm’l. Mtg. Secs. Corp. 1998-2 A2 6.39% due 11/18/2030	666,626
5,100,000	Comm’l. Mtg. Pass-Though Certificates 2006-C7 AM 5.794% due 6/10/2046	5,280,770
3,600,000	Credit Suisse Mtg. Capital Certificates 2006-C4 AM 5.509% due 9/15/2039	3,628,368

See notes to financial statements.

10

December 31, 2006

Principal Amount		Value

$3,500,000	Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035†(1)	$3,429,514
212,648	First Union National Bank Comm’l. Mtg. Tr. 2000-C2 A1 6.94% due 10/15/2032	212,237
3,380,000	Four Times Square Tr. 2000-4TS A2 7.795% due 4/15/2015†	3,660,610
3,500,000	GE Comm’l. Mtg. Corp. 2005-C1 A5 4.772% due 6/10/2048	3,376,202
724,375	GMAC Comm’l. Mtg. Secs., Inc. 1997-C1 A3 6.869% due 7/15/2029	726,700
3,850,000	J.P. Morgan Chase Comm’l. Mtg. Secs. Corp. 2006-CB17 A4 5.429% due 12/12/2043	3,869,526
3,300,000	2006-RR1A A1 5.456% due 10/18/2052†(1)	3,316,500
3,600,000	LB UBS Comm’l. Mtg. Tr. 2006-C6 AM 5.413% due 9/15/2039	3,608,481
510,000	Merrill Lynch Mtg. Tr. 2004-BPC1 A5 4.855% due 10/12/2041(1)	494,397
5,100,000	2006-C1 AM 5.66% due 5/12/2039(1)	5,234,927
3,500,000	Morgan Stanley Capital I 2006-HQ9 AM 5.773% due 7/12/2044	3,599,896
2,495,000	1999-RM1 E 7.002% due 12/15/2031(1)	2,572,817
3,700,000	SBA CMBS Tr. 2006-1A A 5.314% due 11/15/2036†	3,706,361
3,300,000	Wachovia Bank Comm’l. Mtg. Tr. 2006-C23 A4 5.418% due 1/15/2045	3,315,162

	Total Commercial Mortgage Backed Securities (Cost $54,822,996)	55,117,058

Corporate Bonds — 17.8%
Aerospace and Defense — 0.8%
$500,000	General Dynamics Corp. 4.50% due 8/15/2010	$489,381
600,000	L-3 Communications Corp. 6.125% due 1/15/2014	586,500
200,000	Lockheed Martin Corp. 6.15% due 9/1/2036	210,128
500,000	TRW, Inc. 7.75% due 6/1/2029	611,188
	United Technologies Corp.
500,000	4.375% due 5/1/2010	488,422
800,000	4.875% due 5/1/2015	771,212

		3,156,831

Automotive — 0.3%
	DaimlerChrysler NA Hldg.
375,000	4.05% due 6/4/2008	366,989
175,000	6.50% due 11/15/2013	179,673

Principal Amount		Value

$600,000	Ford Motor Credit Co. 6.50% due 1/25/2007	$600,100

		1,146,762

Building Materials — 0.2%
650,000	CRH America, Inc. 6.00% due 9/30/2016	656,107

Chemicals — 0.1%
350,000	Lubrizol Corp. 5.50% due 10/1/2014	341,204

Diversified Manufacturing — 0.2%
650,000	Siemens Financieringsmat 6.125% due 8/17/2026†	664,150

Electric — 0.2%
450,000	Nevada Power Co. 6.65% due 4/1/2036	467,477
330,000	TAQA Abu Dhabi Nat’l. 6.50% due 10/27/2036†	340,372

		807,849

Energy — 0.4%
741,000	RAS Laffan Liquefied Natural Gas 3.437% due 9/15/2009†	721,979
650,000	Western Oil Sands, Inc. 8.375% due 5/1/2012	721,500

		1,443,479

Energy—Refining — 0.3%
1,000,000	Tosco Corp. 8.125% due 2/15/2030	1,278,661

Entertainment — 0.2%
750,000	Time Warner, Inc. 7.57% due 2/1/2024	824,199

Finance Companies — 1.1%
450,000	American Express 6.80% due 9/1/2066	479,852
500,000	Capital One Bank 5.75% due 9/15/2010	508,048
1,000,000	CIT Group, Inc. 5.595% due 5/18/2007(1)	1,001,026
600,000	General Electric Capital Corp. 6.75% due 3/15/2032	687,167
1,000,000	Household Finance Corp. 6.375% due 11/27/2012	1,052,979
500,000	Residential Capital Corp. 6.125% due 11/21/2008	502,477

		4,231,549

Financial — 1.3%
450,000	Bear Stearns Co., Inc. 5.55% due 1/22/2017	449,616
1,600,000	Goldman Sachs Group, Inc. 5.125% due 1/15/2015	1,563,323
	Lehman Brothers Hldgs., Inc.
800,000	4.25% due 1/27/2010	778,739
550,000	6.625% due 1/18/2012	581,124
800,000	Merrill Lynch & Co. 5.00% due 1/15/2015	779,355
	Morgan Stanley
400,000	4.00% due 1/15/2010	387,043
450,000	4.75% due 4/1/2014	430,257

		4,969,457

See notes to financial statements.

11

Schedule of Investments — RS Investment Quality Bond VIP Series (continued)

December 31, 2006

Principal Amount		Value

Financial–Banks — 3.2%
$1,300,000	Bank of America Corp. 4.875% due 9/15/2012	$1,274,020
600,000	Bank One Corp. 5.25% due 1/30/2013	595,007
1,000,000	BB&T Corp. 4.90% due 6/30/2017	945,780
	Citigroup, Inc.
1,300,000	4.625% due 8/3/2010	1,276,721
1,600,000	5.00% due 9/15/2014	1,562,235
700,000	City Nat’l. Corp. 5.125% due 2/15/2013	685,518
650,000	Credit Suisse First Boston 6.50% due 1/15/2012	683,105
700,000	HSBC USA, Inc. 4.625% due 4/1/2014	667,226
1,000,000	J.P. Morgan Chase & Co. 5.75% due 1/2/2013	1,017,705
750,000	MBNA America Bank Nat’l. 7.125% due 11/15/2012	817,129
900,000	Sovereign Bank 5.125% due 3/15/2013	879,276
1,000,000	Wachovia Capital Tr. III 5.80% due 3/15/2042(1)	1,008,255
600,000	Wachovia Corp. 5.25% due 8/1/2014	592,691
350,000	Washington Mutual Bank 5.65% due 8/15/2014	350,484

		12,355,152

Food and Beverage — 0.6%
375,000	Diageo Capital PLC 5.50% due 9/30/2016	370,236
1,050,000	Kellogg Co. 2.875% due 6/1/2008	1,013,458
850,000	Kraft Foods, Inc. 5.25% due 10/1/2013	839,257

		2,222,951

Gaming — 0.1%
450,000	Harrahs Operating Co., Inc. 5.625% due 6/1/2015	385,942

Health Care — 0.3%
1,000,000	Aetna Inc. 6.00% due 6/15/2016	1,030,361

Home Construction — 0.2%
700,000	Ryland Group, Inc. 5.375% due 6/1/2008	695,311

Insurance — 1.0%
650,000	Genworth Financial, Inc. 4.95% due 10/1/2015	626,464
750,000	MetLife, Inc. 6.40% due 12/15/2036(1)	753,455
800,000	Symetra Financial Corp. 6.125% due 4/1/2016†	809,187
900,000	UnumProvident Finance Co. 6.85% due 11/15/2015†	935,727
900,000	Willis Group NA 5.625% due 7/15/2015	861,500

		3,986,333

Principal Amount		Value

Media–Cable — 0.5%
$1,800,000	Comcast Cable Comm., Inc. 6.875% due 6/15/2009	$1,862,001
300,000	Comcast Corp. 6.45% due 3/15/2037	300,162

		2,162,163

Media–NonCable — 0.9%
500,000	News America Hldgs. 8.00% due 10/17/2016	574,255
2,850,000	Scholastic Corp. 5.75% due 1/15/2007	2,854,144

		3,428,399

Metals and Mining — 0.2%
650,000	Noranda, Inc. 6.00% due 10/15/2015	662,895

Natural Gas–Pipelines — 0.2%
400,000	Enterprise Prods. Operating 8.375% due 8/1/2066(1)	433,282
350,000	Kinder Morgan, Inc. 6.50% due 9/1/2012	351,659

		784,941

Paper and Forest Products — 0.0%
175,000	Weyerhaeuser Co. 6.75% due 3/15/2012	183,533

Pharmaceuticals — 0.4%
	Genentech, Inc.
400,000	4.75% due 7/15/2015	382,933
750,000	5.25% due 7/15/2035	697,707
400,000	Schering-Plough Corp. 5.55% due 12/1/2013	401,159
300,000	Wyeth 6.00% due 2/15/2036	307,083

		1,788,882

Railroads — 0.4%
550,000	Canadian Nat’l. Railway 6.20% due 6/1/2036	582,851
400,000	CSX Corp. 4.875% due 11/1/2009	395,613
750,000	Norfolk Southern Corp. 6.75% due 2/15/2011	788,748

		1,767,212

Real Estate Investment Trusts — 1.0%
600,000	ERP Operating LP 5.375% due 8/1/2016	593,730
450,000	Federal Realty Investment Tr. 6.20% due 1/15/2017	464,158
550,000	Liberty Ppty. LP 7.25% due 3/15/2011	585,576
275,000	Regency Centers LP 6.75% due 1/15/2012	289,691
400,000	Simon Ppty. Group LP 5.25% due 12/1/2016	389,752
750,000	USB Realty Corp. 6.091% due 12/22/2049†(1)	747,450
750,000	Westfield Group 5.40% due 10/1/2012†	747,084

		3,817,441

See notes to financial statements.

12

December 31, 2006

Principal Amount		Value

Retailers — 0.5%
$500,000	Federated Retail Hldgs. 5.90% due 12/1/2016	$499,222
500,000	Home Depot, Inc. 5.25% due 12/16/2013	496,282
500,000	J.C. Penny Co., Inc. 7.40% due 4/1/2037	545,043
350,000	Wal-Mart Stores, Inc. 4.50% due 7/1/2015	329,787

		1,870,334

Supermarkets — 0.1%
250,000	Kroger Co. 7.50% due 4/1/2031	280,597

Technology — 0.2%
850,000	Cisco Systems, Inc. 5.50% due 2/22/2016	850,542

Utilities-Electric — 1.3%
750,000	Alabama Power Co. 5.65% due 3/15/2035	703,329
450,000	Exelon Corp. 4.45% due 6/15/2010	435,288
750,000	Florida Power & Light Co. 4.95% due 6/1/2035	666,942
850,000	Nevada Power Co. 5.875% due 1/15/2015	846,065
250,000	Pacific Gas & Electric Co. 6.05% due 3/1/2034	252,144
700,000	Potomac Edison Co. 5.35% due 11/15/2014	689,465
1,000,000	Public Service Co. of New Mexico 4.40% due 9/15/2008	981,678
500,000	Public Service Electric Gas Co. 5.125% due 9/1/2012	493,243

		5,068,154

Wireless Communications — 0.4%
500,000	America Movil S.A. de C.V. 6.375% due 3/1/2035	487,822
900,000	New Cingular Wireless Svcs. 8.125% due 5/1/2012	1,012,741
375,000	Sprint Capital Corp. 6.90% due 5/1/2019	386,639

		1,887,202

Wireline Communications — 1.2%
650,000	Deutsche Telekom Int’l. Finance BV 8.25% due 6/15/2030(1)	799,071
300,000	Embarq Corp. 7.082% due 6/1/2016	305,406
	France Telecom S.A.
800,000	7.75% due 3/1/2011(1)	871,418
335,000	8.50% due 3/1/2031(1)	439,764
400,000	Telecom Italia Capital 5.25% due 10/1/2015	373,644
600,000	Verizon Communications 5.55% due 2/15/2016	597,926
750,000	Verizon Global Funding Corp. 5.85% due 9/15/2035	718,310

		4,105,539

	Total Corporate Bonds (Cost $68,681,759)	68,854,132

Principal Amount		Value

Mortgage Pass-Through Securities — 19.5%
	FHLMC
$12,167,215	5.50% due 9/1/2034 - 12/1/2036	$12,037,387
18,458	7.00% due 8/1/2008	18,608
	FNMA
31,543,161	5.00% due 8/1/2021 - 6/1/2036	30,550,395
16,162,151	5.50% due 8/1/2019 - 1/1/2037	16,028,066
1,638,327	6.00% due 8/1/2021	1,661,400
10,932,263	6.50% due 8/1/2010 - 8/1/2036	11,141,673
688,939	7.00% due 9/1/2014 - 6/1/2032	708,844
532,358	7.50% due 12/1/2029	555,605
179,613	8.00% due 6/1/2008 - 9/1/2030	188,763
22	8.25% due 1/1/2009	22
	GNMA
1,265,349	6.00% due 10/15/2032 - 12/15/2033	1,284,575
1,138,517	6.50% due 2/15/2032 - 4/15/2033	1,169,904

	Total Mortgage Pass-Through Securities (Cost $74,967,468)	75,345,242

Sovereign Debt Securities — 0.6%
	Pemex Project Funding Master Tr.
$550,000	6.625% due 6/15/2035	$562,650
900,000	7.875% due 2/1/2009(1)	943,200
700,000	Quebec Province 4.60% due 5/26/2015	673,169
150,000	United Mexican States 4.625% due 10/8/2008	148,125

	Total Sovereign Debt Securities (Cost $2,294,454)	2,327,144

Taxable Municipal Security — 0.1%
$450,000	Oregon Sch. Brds. Association 4.759% due 6/30/2028 (Cost $450,000)	$408,578

U.S. Government Securities — 15.5%
U.S. Government Agency Securities — 4.4%
$7,300,000	FHLB 5.125% due 7/17/2018	$6,993,802
	FHLMC
4,500,000	2.875% due 5/15/2007	4,463,055
910,000	3.15% due 12/16/2008	876,201
4,255,000	5.00% due 7/2/2018	4,034,693
760,000	FNMA 4.50% due 12/1/2009	746,284

		17,114,035

U.S. Treasury Bonds and Notes — 11.1%
	U.S. Treasury Bonds
4,259,000	4.50% due 2/15/2036	4,050,045
1,380,000	6.25% due 8/15/2023	1,588,402
3,700,000	8.125% due 8/15/2019	4,833,991
1,900,000	8.50% due 2/15/2020	2,566,039
	U.S. Treasury Notes
503,000	4.50% due 11/30/2011	498,520
196,000	4.625% due 11/30/2008	195,288
4,635,000	4.625% due 11/15/2016	4,604,585
23,500,000	4.625% due 11/15/2009	23,430,235
1,085,000	4.875% due 8/15/2016	1,097,969

		42,865,074

	Total U.S. Government Securities (Cost $59,832,972)	59,979,109

See notes to financial statements.

13

Schedule of Investments — RS Investment Quality Bond VIP Series (continued)

December 31, 2006

Principal Amount		Value

Commercial Paper — 3.1%
Food Products — 1.5%
$6,000,000	Nestle Capital Corp. 5.22% due 1/2/2007	$5,999,130
Industrial–Other — 1.6%
6,000,000	American Transmission 5.26% due 1/2/2007	5,999,123

	Total Commercial Paper (Cost $11,998,253)	11,998,253

Shares		Value
Other Investments - For Trustee Deferred Compensation Plan (2) — 0.0%
12	RS Emerging Growth Fund, Class A	$444
21	RS Global Natural Resources Fund, Class A	650
17	RS Growth Fund, Class A	259
48	RS Investors Fund, Class A	565
10	RS MidCap Opportunities Fund, Class A	143
6	RS Partners Fund, Class A	212
11	RS Smaller Company Growth Fund, Class A	229
5	RS Value Fund, Class A	143

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $2,645)	2,645

Principal Amount		Value
Repurchase Agreement — 2.4%
$9,177,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $9,182,200 at 5.10%, due 1/2/2007(3) (Cost $9,177,000)	$9,177,000

Total Investments — 103.1% (Cost $398,061,920)		398,145,273
Liabilities in Excess of Cash, Receivables and Other Assets — (3.1)%		(12,110,057)

Net Assets — 100%		$386,035,216

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $24,279,433 representing 6.3% of net asset of which have been deemed liquid by investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(1)	Interest accrual can change due to structural features. The rate shown is the rate in effect at 12/31/2006.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(3)	The repurchase agreement is fully collateralized by $9,180,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $9,363,600.

See notes to financial statements.

14

Financial Information — RS Investment Quality Bond VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $398,061,920)	$398,145,273
Receivable for securities sold	8,393,311
Interest receivable	2,980,302
Receivable for fund shares sold	547,395
Prepaid insurance	4,495

Total Assets	410,070,776

LIABILITIES
Payable for securities purchased	23,574,350
Payable for fund shares redeemed	230,064
Accrued expenses	63,542
Deferred trustees’ compensation	2,645
Due to custodian	1,872
Due to Adviser	163,087

Total Liabilities	24,035,560

Net Assets	$386,035,216

COMPONENTS OF NET ASSETS
Paid-in capital	389,518,974
Undistributed net investment income	547,890
Accumulated net realized loss on investments	(4,115,001)
Net unrealized appreciation of investments	83,353

Net Assets	$386,035,216

Shares of beneficial interest outstanding with no par value	32,768,559

Net Asset Value Per Share	$11.78

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$17,996,852

Expenses:
Investment advisory fees — Note B	1,727,612
Custodian fees	119,735
Printing expense	70,838
Trustees’ fees — Note B	48,457
Audit fees	40,228
Interest expense on reverse repurchase agreements	34,901
Insurance expense	21,015
Legal fees	18,289
Loan commitment fees — Note H	5,223
Registration fees	2,546
Other	507

Total Expenses before Waivers and Custody credits	2,089,351
Less: Expenses waived by sub-adviser — Note B	(7,067)
Custody credits — Note A	(3,674)

Expenses Net of Waivers and Custody credits	2,078,610

Net Investment Income	15,918,242

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments — Note A	(2,851,915)
Net change in unrealized depreciation of investments — Note A	1,593,037

Net Realized and Unrealized Loss on Investments	(1,258,878)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,659,364

See notes to financial statements.

15

Financial Information — RS Investment Quality Bond VIP Series

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$15,918,242	$13,424,289
Net realized gain/(loss) on investments	(2,851,915)	597,998
Net change in unrealized appreciation/ (depreciation) of investments	1,593,037	(6,304,882)

Net Increase in Net Assets Resulting from Operations	14,659,364	7,717,405

Dividends and Distributions to Shareholders from:
Net investment income	(16,013,548)	(13,044,030)
Net realized gain on investments	(17,102)	(2,350,408)

Total Dividends and Distributions to Shareholders	(16,030,650)	(15,394,438)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions – Note G	58,698,926	(9,608,868)

Net Increase/(Decrease) in Net Assets	57,327,640	(17,285,901)

NET ASSETS:

Beginning of year	328,707,576	345,993,477

End of year*	$386,035,216	$328,707,576

* Includes undistributed net investment income of:	$547,890	$643,295

See notes to financial statements.

16

Financial Information — RS Investment Quality Bond VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05		Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$11.82		$12.11		$12.25	$12.52	$11.99

Net investment income	0.52		0.50		0.51	0.50	0.57
Net realized and unrealized gain/(loss)	(0.03)		(0.21)		0.00 (a)	0.09	0.55

Total from Investment Operations	0.49		0.29		0.51	0.59	1.12

Dividends from net investment income	(0.53)		(0.49)		(0.52)	(0.48)	(0.55)
Distributions from net realized capital gains	(0.00	)(a)	(0.09)		(0.13)	(0.38)	(0.04)

Total Dividends and Distributions	(0.53)		(0.58)		(0.65)	(0.86)	(0.59)

Net asset value, end of year	$11.78		$11.82		$12.11	$12.25	$12.52

Total Return*	4.19%		2.35%		4.21%	4.73%	9.47%

Net assets, end of year (thousands)	$386,035		$328,708		$345,993	$384,642	$435,089
Net ratio of expenses to average net assets	0.60	%(b)(c)	0.59	%(b)	0.57%	0.56%	0.56%
Net ratio of net investment income to average net assets	4.61	%(c)	4.06%		4.02%	3.75%	4.55%
Portfolio turnover rate	130%		169%		217%	215%	249%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Rounds to less than $0.01.
(b)	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.
(c)	Includes the effect of expenses waived by GIS.

See notes to financial statements.

17

Notes to Financial Statements — RS Investment Quality Bond VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Investment Quality Bond VIP Series (the “Fund” or “IQBV”) is a series of the Trust. IQBV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian Bond Fund, Inc. (“GBF”) (“Predecessor Fund”) was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of IQBV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (“Service”). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund's NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily.

Futures Contracts

IQBV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, IQBV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments

18

are made or received by IQBV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by IQBV. The daily changes in the variation margin are recognized as unrealized gains or losses by IQBV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, IQBV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for IQBV. Net realized short-term and long-term capital gains for IQBV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of IQBV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$16,013,647	$17,003	$16,030,650
2005	13,680,657	1,713,781	15,394,438

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post-October Loss)	Unrealized Depreciation
$550,534	$(3,915,624)	$(116,023)

Taxes

IQBV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2006, for federal income tax purposes, the Fund had a capital loss carryforward as follows:

Capital Loss Carryforward	Expiration Date
$(3,858,020)	2014

As of December 31, 2006, for federal income tax purposes, the Fund had a post-October capital loss of $57,604.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2006, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized loss on investments. Increases/(decreases) to the various capital accounts were as follows:

Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$ —	$(99)	$99

Custody Credits

IQBV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, IQBV’s custodian fees were reduced by $3,674. IQBV could have employed the uninvested assets to produce income if IQBV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and
Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser

19

                                    [GRAPHIC]
Notes to Financial Statements — RS Investment Quality Bond VIP Series (continued)

December 31, 2006

and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.50% of the average daily net assets of the Fund.

GIS serves as the sub-adviser for IQBV. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative and accounting services to IQBV, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for its services, RS Investments pays GIS at an annual rate of 0.475% of the average daily net assets of IQBV. Payment of the sub-investment advisory fees does not represent a separate or additional expense to IQBV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund's total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds 0.59% of the average daily net assets of IQBV. GIS subsidized $7,067 or less than 0.01% of the ordinary operating expenses of IQBV for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $518,293,083 and $435,643,876, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2006 aggregated $2,682,524 and $2,798,547, respectively, resulting in net unrealized depreciation of $116,023. The cost of investments owned at December 31, 2006 for federal income tax purposes was $398,261,296.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, IQBV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, IQBV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Reverse Repurchase Agreements

IQBV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time IQBV enters into a reverse repurchase agreement, IQBV segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by IQBV may be unable to deliver the securities when IQBV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in IQBV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

IQBV may enter into dollar rolls (principally using TBA’s) in which IQBV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and

20

repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by IQBV may be unable to deliver the replacement securities when it is required to do so. IQBV is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in IQBV’s net asset value and may be viewed as a form of leverage.

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for IQBV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	8,489,459	4,135,398	$100,333,502	$50,084,960
Shares issued in reinvestment of dividends and distributions	1,366,931	1,290,355	16,030,649	15,394,438
Shares repurchased	(4,891,514)	(6,193,346)	(57,665,225)	(75,088,266)

Net increase/(decrease)	4,964,876	(767,593)	$58,698,926	$(9,608,868)

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note I.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note J.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note K.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Investment Quality Bond VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

22

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian Bond Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Bond Fund, Inc. and RS Variable Products Trust, on behalf of RS Investment Quality Bond VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
26,360,545.964	909,176.605	2,242,343.971	29,512,066.540

23

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

24

Supplemental Information — Unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

25

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

26

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

27

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

28

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

29

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

30	RS INVESTMENT QUALITY BOND VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS INVESTMENT QUALITY BOND VIP SERIES	31

06	ANNUAL REPORT

RS Variable Products Trust

RS Low Duration Bond VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Low Duration Bond VIP Series

Howard W. Chin (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series since 1998 and of RS Low Duration Bond VIP Series since 2003 (includes time co-managing The Guardian Low Duration Bond Fund and The Guardian Investment Quality Bond Fund). Mr. Chin has been a managing director of Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr. (Guardian Investor Services)

has been a co-portfolio manager of RS Investment Quality Bond VIP Series and of RS Low Duration VIP Series since 2004 (includes time co-managing The Guardian VC Low Duration Bond Fund and The Guardian Bond Fund). Mr. Crimmins has been a managing director of Guardian Life since March 2004. Prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

Fund Philosophy

RS Low Duration Bond VIP Series seeks high level of current income consistent with a preservation of capital. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within its range to reflect changes in the overall composition of the investment grade debt markets.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus the amount, if any, of the Fund’s borrowings for investment purposes) in different kinds of debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. The Fund tends to have an average maturity within a range of one and three years, with a typical duration of between one and three years. The Fund’s investments are allocated among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities market, but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to each other.

Performance

The Fund had a total return of 4.07% for the year ended December 31, 2006 as compared to the average fund in the Lipper Short Investment Grade peer group, which returned 4.29% for the same period. (The peer group consisted of 37 other subaccount funds that invest primarily in investment grade debt with average maturities of one to three years.) In contrast, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index1, returned 4.12%. The corresponding results for the fourth quarter were 1.09%, 1.14% and 0.98%, respectively.

[1]

The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. Unlike the Fund, the index does not incur fees or expenses.

RS LOW DURATION BOND VIP SERIES	3

RS Low Duration Bond VIP Series (continued)

Portfolio Review

2006 may have marked a turning point in Federal Reserve policy regarding interest rate hikes. After increasing interest rates eight times in 2005, the Federal Reserve (the “Fed”) did so four more times in 2006 at their first four meetings of the year. However, the tightening pattern was broken in August when they declined to raise rates again. The Fed has held to a wait-and-see posture in the three meetings since then. The Fed Funds rate remains at 5.25% and may stay there for a while as the Fed ponders the course of the economy and inflation in upcoming economic data releases.

As a result of this apparent policy shift, all investment grade segments of the taxable fixed income market performed well in 2006, posting positive nominal returns while the “spread” sectors (corporate bonds, agency debentures, residential and commercial mortgage-related securities) handily beat their comparable duration Treasury benchmarks across the board. However, it was not a smooth one-way path to strong outperformance in 2006 as the first half of the year was very different from the second half. Most yields increased in the first half as the Fed raised rates in four 0.25% increments even as investors became concerned that the new Fed under Ben Bernanke would over-tighten monetary policy in an effort to bolster its inflation fighting credibility. However, once the Fed paused at their August meeting and took no action in September, the market became more convinced the Fed would stay in this mode for an extended period. (In fact, some investors believed the Fed would cut rates as early as the first quarter of 2007.) The market rallied sharply as a result, but not to the extent where it completely offset the yield increases experienced in the first half.

Specifically, the yield on 2-year Treasuries increased by 0.41% in 2006 to finish the year at 4.81% while the yield on the 10-year Treasuries increased by 0.31%, ending at 4.71% for a further 0.10% inversion of the yield curve (to -0.11%) between these two benchmark maturities. The yield curve was slightly inverted (-.01%) at the start of 2006. The 2-year’s yield was influenced by the higher Fed Funds rate while continued strong buying by overseas investors dampened the relative upward pressure on longer maturity yields. Despite these yield increases, it is important to note that 10-year and shorter maturity Treasuries posted positive returns in 2006. For example, the returns for 2- and 10-year Treasuries were 3.71% and 1.34% while the 30-year Treasury bond returned -1.10% as the positive contribution of the bonds’ coupon payments partially offset the effects of rising yields.

As mentioned earlier, each of the “spread” sectors fared very well in 2006 and outperformed their Treasury benchmarks. Unlike more typical years where some sectors outperform while others underperform, 2006 was unusual in that all taxable fixed income sectors outperformed during the year. It was just a matter of how much each sector outperformed Treasuries.

Mortgage-Backed Securities (MBS), corporate bonds and Commercial Mortgage-Backed Securities (CMBS) — the three best performing sectors in 2006 — had nominal returns of 5.22%, 4.26%, and 4.73% and excess returns of 1.22%, 1.19%, and 1.37%, respectively. Within the corporate bond sector, the BBB-rated segment was the best performing with 1.54% of excess return while single-As and double-AAs had 1.14% and 1.08% respectively. The REIT and insurance sectors were the leaders within the corporate sector, posting 2.18% and 1.97% of excess returns respectively. Asset-Backed Securities (ABS) provided 4.70% in nominal returns while outperforming comparable Treasuries by 0.87%. Even the worst performing sector (agency debentures) provided 0.75% of excess return and a 4.37% return on a nominal basis. On the other hand, the Treasury sector overall returned just 3.08% in 2006, which stands in sharp contrast to the 4.12% posted by our benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index.

Fixed income also did well in the fourth quarter. With the exception of Treasuries, each sector returned 1.1%-1.6% on a nominal basis, but more importantly, each outperformed Treasuries by a wide margin. In many cases, the lion’s share of a given sector’s 2006 performance came in the fourth quarter. For example,

4	RS LOW DURATION BOND VIP SERIES

the two best performing sectors in the fourth quarter (corporate bonds and MBS) provided 0.61% and 0.59% of excess return, respectively, relative to their full year results of 1.19% and 1.22%. Similarly, agency debentures added 0.24% of the year’s 0.75% during the fourth quarter. In contrast, CMBS continued to exhibit consistent excess returns, eking out another 0.42% in the fourth quarter versus a 2006 result of 1.37%.

Thirty-five percent of the Fund is invested in corporate bonds and we focused our attention on short maturity (one to two years) securities with attractive breakeven spreads. The one to three year corporate sub-sector provided 0.70% of excess return in 2006. One of the primary concerns in the corporate bond market in 2006 was leveraged buyout (LBO) risk, where the purchase of a given company would adversely affect the firm’s outstanding debt. The wide spreads of short maturity corporates provided a cushion in the event of an LBO event.

About 18% of the Fund is invested in ABS with over half of it devoted to home equity loan securities. This sub-sector was the second-best performing within the ABS sector in 2006 with 1.45% of excess returns and compared quite favorably with the 0.87% the ABS sector returned as a whole.

Our third largest sector allocation was the CMBS sector, which made up 13% of the Fund. As noted earlier, the CMBS sector as a whole returned 1.37% of excess return in 2006 while the shorter-duration 1-3.5 year AAA-rated sub-sector contributed 0.76%.

Outlook

Following the 2.0% growth rate for real GDP in the third quarter after readings of 5.6% and 2.6% earlier in the year, we believe the economy is poised to continue to grow at a modest pace, most likely in the range of 2.5%-2.75% in the first half of 2007. This level is a bit below the potential for the economy but clearly robust enough to ease any concerns the economy might tip over into a recession or experience very slow growth.

The U.S. economy still relies on the consumer and the factors affecting consumer spending are all leaning in the consumer’s favor. Employment appears to be on a solid footing. Jobs increased by over 170,000 per month in the fourth quarter of 2006 while the unemployment rate is down to 4.5%. We are also beginning to see signs of a rebound in the housing market. Inventories are shrinking and while sales are still well below the torrid levels seen in 2005, we saw a pickup in sales of new and existing homes at the end of 2006. The recent drop in rates is supportive of housing values and perhaps more importantly, homeowners will be able to access their homes’ equity to finance their spending. Mortgage equity withdrawal was a key contributor to consumer spending in 2006 and is likely to continue (albeit at a more modest pace) in 2007. Finally, the strong performance of the equity markets in 2006 led to increased consumer wealth, stronger personal balance sheets and a more positive outlook on the future, all key factors in determining consumer behavior.

RS LOW DURATION BOND VIP SERIES	5

RS Low Duration Bond VIP Series (continued)

Recent inflation data have become more encouraging, but core inflation (excluding the more volatile food and energy components) is likely to stay above the Fed’s comfort zone in the near term. We believe the U.S. and global economy will continue to grow, placing a greater demand on both labor and energy resources, so we expect inflation to be sticky, but unlikely to increase such that it becomes a general concern.

Thank you for your continued support.

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins Co-Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.

6	RS LOW DURATION BOND VIP SERIES

Assets Under Management: $27,968,890	Data as of December 31, 2006

Sector Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FHLMC	4.000%	12/15/2009	5.09%
FNMA	5.125%	4/15/2011	3.89%
U.S. Treasury Notes	4.500%	11/30/2011	2.48%
Morgan Stanley Capital I	7.002%	12/15/2031	2.06%
FNMA	5.000%	10/15/2011	1.97%
Residential Asset Mtg. Prods., Inc.	5.670%	4/25/2033	1.61%
Ford Credit Auto Owner Tr.	4.380%	1/15/2010	1.54%
Chase Comm’l. Mtg. Secs. Corp.	6.390%	11/18/2030	1.52%
Capital Auto Receivables Asset Tr.	5.310%	10/20/2009	1.50%
Carmax Auto Owner Tr.	4.350%	3/15/2010	1.45%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

RS LOW DURATION BOND VIP SERIES	7

RS Low Duration Bond VIP Series (continued)

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	Annualized Return Since Fund Inception
RS Low Duration Bond VIP Series	8/28/03	4.07%	2.07%	2.15%
Lehman Brothers U.S. Government 1-3 Year Bond Index		4.12%	2.30%	2.41%

The Series is the successor to The Guardian VC Low Duration Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Growth of a Hypothetical $10,000 Investment If invested on 8/28/03

The chart above shows the performance of a hypothetical $10,000 investment made in RS Low Duration Bond VIP Series and the Lehman Brothers U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

8	RS LOW DURATION BOND VIP SERIES

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06
Based on Actual Return	$1,000.00	$1,030.50	$3.58	0.70%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

RS LOW DURATION BOND VIP SERIES	9

Schedule of Investments — RS Low Duration Bond VIP Series

December 31, 2006

Principal Amount		Value

Asset Backed Securities — 18.1%
$257,112	Ameriquest Mtg. Secs., Inc. 2003-5 A6 4.541% due 4/25/2033	$251,090
280,000	Bank One Issuance Tr. 2003-A7 A7 3.35% due 3/15/2011	273,012
420,000	Capital Auto Receivables Asset Tr. 2006-SN1A A3 5.31% due 10/20/2009†	420,040
410,000	Carmax Auto Owner Tr. 2005-1 A4 4.35% due 3/15/2010	404,728
67,242	Caterpillar Financial Asset Tr. 2004-A A3 3.13% due 1/26/2009	66,708
360,000	Chase Funding Mtg. Loan 2004-1 1A6 4.266% due 6/25/2015	343,915
221,891	Chase Manhattan Auto Owner Tr. 2003-A A4 2.06% due 12/15/2009	220,030
280,000	CitiFinancial Mtg. Sec., Inc. 2003-3 AF5 4.553% due 8/25/2033	272,893
	Countrywide Asset-Backed Certificates
112,469	2004-10 AF3 3.842% due 10/25/2030	111,922
217,813	2004-S1 A2 3.872% due 3/25/2020	214,605
435,000	Ford Credit Auto Owner Tr. 2005-B A4 4.38% due 1/15/2010	429,995
34,264	Navistar Financial Corp. Owner Tr. 2004-A A3 2.01% due 8/15/2008	34,082
390,000	Renaissance Home Equity Loan Tr. 2005-2 AF3 4.499% due 8/25/2035 (1)	385,749
	Residential Asset Mtg. Prods., Inc.
390,000	2003-RZ4 A5 4.66% due 2/25/2032	384,592
96,968	2002-RS4 AI5 5.663% due 8/25/2032 (1)	96,576
450,000	2003-RS3 AI4 5.67% due 4/25/2033 (1)	449,973
59,814	Residential Funding Mtg. Secs. 2003-HS3 AI2 3.15% due 7/25/2018	59,068
247,175	Volkswagen Auto Lease Tr. 2004-A A4A 3.09% due 8/20/2010	245,732
413,000	World Omni Auto Receivables Tr. 2005-A A4 3.82% due 11/12/2011	404,627

	Total Asset Backed Securities (Cost $5,094,355)	5,069,337

Collateralized Mortgage Obligations — 10.4%
$128,910	Countrywide Home Loans 2002-19 1A1 6.25% due 11/25/2032	$128,937

Principal Amount		Value

	FHLMC
$303,986	2598 QC 4.50% due 6/15/2027	$299,841
192,524	1534 Z 5.00% due 6/15/2023	188,893
126,022	2500 TD 5.50% due 2/15/2016	125,874
88,106	20 H 5.50% due 10/25/2023	87,918
250,000	2470 VB 6.00% due 8/15/2018	250,996
86,398	1650 J 6.50% due 6/15/2023	87,100
	FNMA
219,978	2003-24 PU 3.50% due 11/25/2015	212,138
252,647	2003-63 GU 4.00% due 7/25/2033	248,511
260,000	2005-39 CL 5.00% due 12/25/2021	257,264
270,155	2003-13 ME 5.00% due 2/25/2026	268,408
20,682	2002-55 PC 5.50% due 4/25/2026	20,597
258,868	2006-45 AC 5.50% due 6/25/2036	256,799
17,219	GNMA 2002-93 NV 4.75% due 2/20/2032	16,871
163,081	J.P. Morgan Mtg. Tr. 2005-S2 2A15 6.00% due 9/25/2035	162,929
	Wells Fargo Mtg.-Backed Secs. Tr.
270,000	2005-AR10 2A15 4.109% due 6/25/2035 (1)	263,749
48,149	2005-14 2A1 5.50% due 12/25/2035	47,141

	Total Collateralized Mortgage Obligations (Cost $2,957,679)	2,923,966

Commercial Mortgage Backed Securities — 13.4%
$418,303	Chase Comm’l. Mtg. Secs. Corp. 1998-2 A2 6.39% due 11/18/2030	$424,217
315,000	Comm’l. Mtg. Asset Tr. 1999-C1 A3 6.64% due 1/17/2032	322,775
185,000	Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035†	181,274
250,000	Four Times Square Tr. 2000-4TS A2 7.795% due 4/15/2015†	270,755
	GMAC Comm’l. Mtg. Secs., Inc.
53,864	1997-C1 A3 6.869% due 7/15/2029	54,037
229,278	1999-C2 A2 6.945% due 9/15/2033	236,354

See notes to financial statements.

10

December 31, 2006

Principal Amount		Value

	Greenwich Capital Comm’l. Funding Corp.
$38,299	2004-GG1 A2 3.835% due 6/10/2036	$38,004
274,000	2005-GG3 A2 4.305% due 8/10/2042	266,741
372,241	J.P. Morgan Chase Comm’l. Mtg. 2004-C1 A1 3.053% due 1/15/2038	358,284
124,223	J.P. Morgan Comm’l. Mtg. Fin. Corp. 1997-C5 B 7.159% due 9/15/2029	124,182
	LB UBS Comm’l. Mtg. Tr.
250,000	2003-C1 A2 3.323% due 3/15/2027	244,164
101,025	2001-C3 A1 6.058% due 6/15/2020	102,555
225,338	2000-C5 A1 6.41% due 12/15/2019	227,067
560,000	Morgan Stanley Capital I 1999-RM1 E 7.002% due 12/15/2031 (1)	577,466
311,230	Salomon Brothers Mtg. Secs. VII, Inc. 2001-C2 A2 6.168% due 2/13/2010	313,714

	Total Commercial Mortgage Backed Securities (Cost $3,787,944)	3,741,589

Corporate Bonds — 34.8%
Aerospace and Defense — 0.3%
$96,000	Raytheon Co. 4.50% due 11/15/2007	$95,240

Automotive — 2.5%
300,000	Daimler Chrysler NA Hldg. 4.75% due 1/15/2008	297,264
150,000	Ford Motor Credit Co. 6.50% due 1/25/2007	150,025
250,000	General Motors Acceptance Corp. 4.375% due 12/10/2007	246,521

		693,810

Chemicals — 3.1%
207,000	ICI Wilmington 7.05% due 9/15/2007	208,924
150,000	Lyondell Chemical Co. 10.875% due 5/1/2009	152,812
250,000	Potash Corp. Saskatchewan 7.125% due 6/15/2007	251,767
250,000	Praxair, Inc. 4.75% due 7/15/2007	249,375

		862,878

Construction Machinery — 1.8%
	Caterpillar Financial Svcs.
200,000	2.625% due 1/30/2007	199,600
200,000	3.10% due 5/15/2007	198,331
100,000	John Deere Capital Corp. 3.625% due 5/25/2007	99,305

		497,236

Electric — 0.9%
250,000	Pepco Holdings, Inc. 5.50% due 8/15/2007	249,800

Principal Amount		Value

Energy — 2.3%
$250,000	Anadarko Petroleum Corp. 3.25% due 5/1/2008	$242,281
200,000	Occidental Petroleum Corp. 4.00% due 11/30/2007	197,890
222,300	RAS Laffan Liquefied Natural Gas 3.437% due 9/15/2009†	216,594

		656,765

Entertainment — 1.0%
275,000	AOL Time Warner, Inc. 6.15% due 5/1/2007	275,542

Finance Companies — 3.2%
200,000	Capital One Bank 4.25% due 12/1/2008	196,052
300,000	General Electric Capital Corp. 3.50% due 8/15/2007	296,963
250,000	Istar Financial, Inc. 7.00% due 3/15/2008	254,192
150,000	Residential Capital Corp. 6.125% due 11/21/2008	150,743

		897,950

Financial–Banks — 1.7%
250,000	Popular NA, Inc. 3.875% due 10/1/2008	243,534
250,000	Sovereign Bank 4.00% due 2/1/2008	246,391

		489,925

Home Construction — 0.9%
250,000	Ryland Group, Inc. 5.375% due 6/1/2008	248,326

Insurance — 1.8%
250,000	UnitedHealth Group, Inc. 3.375% due 8/15/2007	246,929
250,000	WellPoint, Inc. 3.75% due 12/14/2007	246,054

		492,983

Lodging — 0.7%
200,000	Starwood Hotels & Resorts 7.375% due 5/1/2007	200,817

Media–Cable — 0.9%
250,000	Comcast Corp. 7.625% due 4/15/2008	256,674

Media–NonCable — 0.7%
100,000	R.H. Donnelley Fin. Corp I 10.875% due 12/15/2012	109,000
100,000	Scholastic Corp. 5.75% due 1/15/2007	100,145

		209,145

Metals and Mining — 1.3%
350,000	Steel Dynamics, Inc. 9.50% due 3/15/2009	360,500

Natural Gas–Pipelines — 1.9%
275,000	Enterprise Prod. Operating LP 4.00% due 10/15/2007	271,636
250,000	Sempra Energy 4.621% due 5/17/2007	249,046

		520,682

See notes to financial statements.

11

Schedule of Investments — RS Low Duration Bond VIP Series (continued)

December 31, 2006

Principal Amount		Value

Paper and Forest Products — 1.8%
$250,000	Int’l. Paper Co. 3.80% due 4/1/2008	$244,908
250,000	Packaging Corp. of America 4.375% due 8/1/2008	245,457

		490,365

Real Estate Investment Trusts — 0.9%
250,000	EOP Operating LP 6.763% due 6/15/2007	251,615

Retailers — 2.7%
250,000	CVS Corp. 3.875% due 11/1/2007	246,811
255,000	Federated Dept. Stores 6.625% due 9/1/2008	259,147
250,000	J. C. Penney Corp., Inc. 6.50% due 12/15/2007	251,866

		757,824

Supermarkets — 0.9%
250,000	Safeway, Inc. 7.00% due 9/15/2007	252,804

Transportation Services — 0.9%
250,000	FedEx Corp. 2.65% due 4/1/2007	248,302

Utilities–Electric and Water — 1.7%
230,000	American Electric Power 4.709% due 8/16/2007 (1)	228,872
250,000	Tampa Electric 5.375% due 8/15/2007	249,763

		478,635

Wireline Communications — 0.9%
250,000	Telecom Italia Capital 4.00% due 11/15/2008	243,464

	Total Corporate Bonds (Cost $9,770,042)	9,731,282

Sovereign Debt Security — 0.9%
$250,000	United Mexican States 4.625% due 10/8/2008 (Cost $247,243)	$246,875

U.S. Government Securities — 20.6%
U.S. Government Agency Securities — 15.2%
	FHLMC
$415,000	3.15% due 12/16/2008	$399,586
1,460,000	4.00% due 12/15/2009	1,422,240
	FNMA
140,000	3.75% due 3/18/2010 (1)	136,294
270,000	3.875% due 2/15/2010	261,697
410,000	4.50% due 12/1/2009	402,601
550,000	5.00% due 10/15/2011	551,218
1,080,000	5.125% due 4/15/2011	1,087,723

		4,261,359

Principal Amount		Value

U.S. Treasury Notes — 5.4%
	U.S. Treasury Notes
$312,000	3.375% due 12/15/2008	$303,749
700,000	4.50% due 11/30/2011	693,766
247,000	4.625% due 11/30/2008	246,103
262,000	4.625% due 10/31/2011	261,048

		1,504,666

	Total U.S. Government Securities (Cost $5,766,789)	5,766,025

Shares		Value
Other Investments - For Trustee Deferred Compensation Plan (2) — 0.0%
1	RS Emerging Growth Fund, Class A	$34
2	RS Global Natural Resources Fund, Class A	49
1	RS Growth Fund, Class A	20
4	RS Investors Fund, Class A	42
1	RS MidCap Opportunities Fund, Class A	11
	RS Partners Fund, Class A	16
1	RS Smaller Company Growth Fund, Class A	17
	RS Value Fund, Class A	11

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $200)	200

Principal Amount		Value
Repurchase Agreement — 1.1%
$302,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $302,171 at 5.10%, due 1/2/2007 (3) (Cost $302,000)	$302,000

Total Investments — 99.3% (Cost $27,926,252)		27,781,274
Cash, Receivables, and Other Assets Less Liabilities — 0.7%		187,616

Net Assets — 100%		$27,968,890

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $1,088,663 representing 3.9% of net assets which have been deemed liquid pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(1)	Interest accrual can change due to structural features. The rate shown is the rate in effect at 12/31/2006.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(3)	The repurchase agreement is fully collateralized by $305,000 in U.S. Government Agency 5.55%, due 10/4/2016, with a value of $311,100.

See notes to financial statements.

12

Financial Information — RS Low Duration Bond VIP Series

                                    [GRAPHIC]
Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $27,926,252)	$27,781,274
Cash	560
Interest receivable	197,077
Receivable for fund shares sold	16,919
Prepaid insurance	371

Total Assets	27,996,201

LIABILITIES
Accrued expenses	14,664
Payable for fund shares redeemed	1,660
Deferred trustees’ compensation	200
Due to Adviser	10,787

Total Liabilities	27,311

Net Assets	$27,968,890

COMPONENTS OF NET ASSETS
Paid-in capital	$28,501,677
Distributions in excess of net investment income	(200)
Accumulated net realized loss on investments	(387,609)
Net unrealized depreciation of investments	(144,978)

Net Assets	$27,968,890

Shares of beneficial interest outstanding with no par value	2,847,891

Net Asset Value Per Share	$9.82

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$1,277,915

Expenses:
Investment advisory fees — Note B	125,400
Custodian fees	42,818
Printing expense	14,414
Audit fees	9,251
Trustees’ fees — Note B	3,983
Insurance expense	1,679
Legal fees	1,166
Loan commitment fees — Note H	433
Registration fees	145
Other	508

Total Expenses before Waivers and Custody credits	199,797
Less: Expenses waived by sub-adviser — Note B	(2,999)
Custody credits — Note A	(821)

Expenses Net of Waivers and Custody credits	195,977

Net Investment Income	1,081,938

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments — Note A	(132,262)
Net change in unrealized depreciation of investments — Note C	185,411

Net Realized and Unrealized Gain on Investments	53,149

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,135,087

See notes to financial statements.

13

Financial Information — RS Low Duration Bond VIP Series

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,081,938	$760,998
Net realized loss on investments	(132,262)	(227,342)
Net change in unrealized depreciation of investments	185,411	(200,381)

Net Increase in Net Assets Resulting from Operations	1,135,087	333,275

Dividends to Shareholders from:
Net investment income	(1,090,755)	(760,325)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note G	546,552	4,147,737

Net Increase in Net Assets	590,884	3,720,687

NET ASSETS:

Beginning of year	27,378,006	23,657,319

End of year*	$27,968,890	$27,378,006

* Includes undistributed/(distributions in excess of) net investment income	$(200)	$3,528

See notes to financial statements.

14

Financial Information — RS Low Duration Bond VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Period from August 28, 2003† to December 31, 2003
Net asset value, beginning of period	$9.81		$9.97	$10.06	$10.00

Net investment income	0.38		0.28	0.18	0.03
Net realized and unrealized gain/(loss)	0.01		(0.16)	(0.09)	0.07

Total from Investment Operations	0.39		0.12	0.09	0.10

Dividends from net investment income	(0.38)		(0.28)	(0.18)	(0.03)
Distributions from net realized capital gains	—		—	—	(0.01)

Total Dividends and Distributions	(0.38)		(0.28)	(0.18)	(0.04)

Net asset value, end of period	$9.82		$9.81	$9.97	$10.06

Total Return*	4.07%		1.25%	0.91%	0.97	%(a)

Net assets, end of period (thousands)	$27,969		$27,378	$23,657	$10,840
Net ratio of expenses to average net assets	0.71	%(b)(d)	0.79%	0.81%	1.74	%(c)
Net ratio of net investment income to average net assets	3.88	%(d)	2.94%	2.11%	0.93	%(c)
Portfolio turnover rate	78%		109%	90%	92%

†	Commencement of operations.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Not annualized.
(b)	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.
(c)	Annualized.
(d)	Includes the effect of expenses waived by GIS.

See notes to financial statements.

15

Notes to Financial Statements — RS Low Duration Bond VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Low Duration Bond VIP Series (the “Fund” or “LDBV”) is a series of the Trust. LDBV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian VC Low Duration Bond Fund (“GVLDBF”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of LDBV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (“Service”). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily.

Futures Contracts

LDBV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, LDBV is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by LDBV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by LDBV. The daily changes in the variation margin are recognized as unrealized gains or losses by LDBV. Should interest or exchange rates, securities prices

16

or prices of futures contracts move unexpectedly, LDBV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for LDBV. Net realized short-term and long-term capital gains for LDBV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of LDBV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

	Ordinary Income	Return of Capital	Total
2006	$1,085,666	$5,089	$1,090,755
2005	760,325	—	760,325

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post- October Loss)	Unrealized Depreciation
$—	$(387,609)	$(144,978)

Taxes

LDBV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(15,848)	2012
	(220,126)	2013
	(145,732)	2014

Total	$(381,706)

As of December 31, 2006, for federal income tax purposes, the Fund had a post-October capital loss of $5,903.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2006, the Fund reclassified amounts to paid-in capital from distributions in excess of net investment income and accumulated net realized loss on investments. Increases/(decreases) to the various capital accounts were as follows:

Paid-in Capital	Distributions In Excess of Net Investment Income	Accumulated Net Realized Loss on Investments
$(5,089)	$5,089	$—

Custody Credits

LDBV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, LDBV’s custodian fees were reduced by $821. LDBV could have employed the uninvested assets to produce income if LDBV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.45% of the average daily net assets of the Fund.

17

                                    [GRAPHIC]
Notes to Financial Statements — RS Low Duration Bond VIP Series (continued)

December 31, 2006

GIS serves as the sub-adviser for LDBV. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative and accounting services to LDBV, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for its services, RS Investments pays GIS at an annual rate of 0.4275% of the average daily net assets of LDBV. Payment of the sub-investment advisory fees does not represent a separate or additional expense to LDBV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.70% of the average daily net assets of LDBV. GIS subsidized 0.01% of the ordinary operating expenses of LDBV or $2,999 for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $25,027,824 and $21,473,317, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2006 aggregated $55,603 and $200,581, respectively, resulting in net unrealized depreciation of $144,978. The cost of investments owned at December 31, 2006 for federal income tax purposes was $27,926,252.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, LDBV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, LDBV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Reverse Repurchase Agreements

LDBV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time LDBV enters into a reverse repurchase agreement, LDBV segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by LDBV may be unable to deliver the securities when LDBV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in LDBV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

LDBV may enter into dollar rolls (principally using TBA’s) in which LDBV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by LDBV may be unable to deliver the securities when the LDBV seeks to repurchase them. LDBV is compensated

18

by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in LDBV’s net asset value and may be viewed as a form of leverage.

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for LDBV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	590,712	960,622	$5,829,576	$9,549,032
Shares issued in reinvestment of dividends	111,226	77,224	1,090,755	760,325
Shares repurchased	(646,229)	(619,309)	(6,373,779)	(6,161,620)

Net increase	55,709	418,537	$546,552	$4,147,737

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospects.

Note I.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note J.	Sales Transactions

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note K.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

20

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian VC Low Duration Bond Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Variable Contract Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS Low Duration Bond VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
2,677,637.433	75,206.908	57,586.034	2,810,430.655

21

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at

22

improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

23

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

24

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

25

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

27

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

28	RS LOW DURATION BOND VIP SERIES

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

RS LOW DURATION BOND VIP SERIES	29

06	ANNUAL REPORT

RS Variable Products Trust

RS High Yield Bond VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS High Yield Bond VIP Series

Ho Wang (Guardian Investor Services)

has managed RS High Yield Bond VIP Series since April 2006 (includes time managing The Guardian VC High Yield Bond Fund). Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John’s University.

Fund Philosophy

RS High Yield Bond VIP Series seeks current income by investing in debt securities rated below investment grade, commonly known as “high yield” securities. Capital appreciation is a secondary objective.

Investment Process

The Fund normally invests at least 80% of the Fund’s net assets (plus amount, if any of the Fund’s borrowing for investment purposes) in high-yield corporate bonds, convertible bonds and other debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or, if unrated, have been determined by Guardian Investor Services LLC (GIS) to be of comparable quality. The investment team considers several factors in purchasing and selling securities, such as issuer’s earnings patterns, financial history, management and general prospects, relative to the price of the security.

Performance

RS High Yield Bond VIP Series returned 3.66% in the fourth quarter of 2006 and 9.17% for the year. The Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High Yield Index1 by 0.54% in the fourth quarter and 2.68% for the year ended December 31, 2006.

The high yield market started with a positive tone with good results for the first four months returning 3.52%. A retrenchment took place in the May/June period, where the return was 0.01% attributable to inflation concerns, murky Fed interest rate direction and equity market volatility. The second half finished strong with a total return for the year of 11.85% for the Index, the second best year since 1997. As a result, high yield bonds outperformed every other fixed income instrument.

The U.S. dollar-denominated new issuance set a new record. We believe liquidity in the market improved dramatically due to positive high yield mutual fund inflows, $48 billion of coupon payments and participation from other investment sources including hedge funds, international investors and investment grade players.

Portfolio Review

2006 may have marked a turning point in Federal Reserve policy regarding interest rate hikes. After increasing interest rates eight times in 2005, the Federal Reserve (the “Fed”) did so four more times in 2006 at their first four meetings of the year. However, the tightening pattern was broken in August when they declined to raise rates again. The Fed has held a wait-and-see posture in the three meetings since then. The Fed Funds rate remains at 5.25% and may stay there for a while as the Fed ponders the course of the economy and inflation in upcoming economic data releases.

As stated above, the below investment grade corporate segment of the taxable fixed income market as represented by the Lehman Brothers High Yield Index performed well in 2006, returning 11.85%. High Yield bonds outperformed every other fixed income investment on a nominal basis with lower quality credits outperforming higher quality credits.

1	The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. Unlike the Fund, the index does not incur fees or expenses.

RS HIGH YIELD BOND VIP SERIES	3

RS High Yield Bond VIP Series (continued)

The automotive sector started the year comprising 14.3% of the Lehman Brothers High Yield Index, the largest single industry sector, thanks to members General Motors/General Motors Acceptance Corp. (GMAC) and Ford Motor Company/Ford Motor Credit Company (FMCC). This sector returned 23.14% for 2006 and was sharply higher in the fourth quarter, returning 5.06%. This was driven by the closing of the General Motors Acceptance Corp. (GMAC) (3.92%) sale to Cerberus and lower perceived bankruptcy risk at FMCC (4.8%)2 due to a large debt refinancing. Currently, GMAC is the largest single holding in the Fund with FMCC being the second largest. Although we outperformed the automotive sectors by 0.06% in the quarter, our performance was somewhat constrained by bond fund holding restrictions that limit our positions to 5% of any individual credit. Because of this, we were actually underweight in the Auto sector, which currently comprises 12.5% of the Lehman Corporate High Yield Index, with GM/GMAC accounting for 5.7% of that total. By taking longer duration bets and focusing our holdings on GMAC and FMCC, the two best performers in the sector, we were able to overcome the disadvantage and still post positive performance relative to the Index’s automotive sector.

The media-cable sector was one of the top performing sectors during 2006, returning 20.37%. During the fourth quarter, returned 7.2% versus a return of 4.2% for the overall High Yield Index. Returns appeared to be driven by increased equity valuations in much of the sector as many cable companies have increased penetration for bundled services including digital video, high speed data, and telephony or voice over IP (“VOIP”). Additionally, we believe equity valuations of high yield cable companies benefited from refinancing as well as having favorable leveraged dryout (LBO) characteristics. The cable sector has limited exposure to economic factors and has fewer secular driven issues, such as advertising. We think these defensive characteristics provide these securities with additional support in a slowing or uncertain economic environment. The Fund’s portfolio was skewed toward senior unsecured and senior secured bonds (due to concerns regarding near term debt maturities, potential covenant violations and unsustainable capital structure) instead of subordinated paper which registered greater outperformance by comparison. Restructuring credits, which would have caused unsecured bondholders to be negatively impacted, were able to find refinancing in a very liquid market. Some of these events did not materialize, thereby causing the cable sector to underperform the Index.

Throughout 2006, the Fund was underweight in securities with a credit rating of Caa and lower relative to the Lehman Brothers High Yield Index by approximately 4%-5%. On a credit quality basis, we increased our exposure during the 4th quarter in Caa and lower rated securities from 8.70% to 10.17% and in B rated securities from 52.85% to 54.24%. The BB and higher rated securities were reduced from 38.45% to 35.59%. Although we increased our exposure in Caa securities, we were still underweight in the class as compared to the Lehman Brothers Corporate High Yield Index (10.17% for the Fund vs. 15.79% for the Index). Taking less risk by underweighting the Caa sector hurt the performance of the portfolio by 0.70% for the year and 0.26% for the fourth quarter. During the fourth quarter Caa securities (6.12%) outperformed both Ba (3.55%) and B (4.01%) securities. For the year, Caa securities returned 17.66% as compared to Ba and B returns of 10.07% and 11.22%, respectively.

Outlook

We believe the 2007 high yield market will be affected by various factors including monetary policy, inflation, labor markets, energy and housing. We think a low default rate, inactive monetary policy, accommodative borrowing environment and stable global economic growth point to a cautiously optimistic 2007 outlook.

The corporate releveraging trend will continue to be spurred by private equity sponsors’ need to invest capital. Liquidity appears to be ample in the high yield market, which should continue to be receptive toward large LBO transactions seen in 2006 such as HCA Inc.,

2	Percentage is different from Top Ten Holding because the 4.8% is based on an issuer of Ford Motor Credit Co., which consists of four securities.

4	RS HIGH YIELD BOND VIP SERIES

Freescale Semiconductor, Inc. and NXP BV/NXP Funding LLC.

As the credit cycle and slower economy take hold in the second half of 2007, both an increasing default rate and decelerating earnings growth may occur. Risk aversion or flight to quality may recur as evidenced in May and June 2006. Under this scenario, high yield risk appetites may be reduced. Bond issues with stronger covenant protection and more senior standing in the issuer’s capital structure may become more appealing.

While we remain positive on the fundamentals of the high yield market into the first half of 2007, we are concerned that the economy and earnings growth may slow as the year progresses. We will, therefore, continue to be opportunistic while closely monitoring both individual credits and the economic trends.

Thank you for your continued support.

Ho Wang

Portfolio Manager

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS HIGH YIELD BOND VIP SERIES	5

RS High Yield Bond VIP Series (continued)

Assets Under Management: $64,357,868	Data as of December 31, 2006.

Bond Quality[1]

[1]	Source: Standard and Poor’s Ratings Groups

Top Ten Holdings[2]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
General Motors Acceptance Corp.	6.750%	12/1/2014	3.92%
Lyondell Chemical Co.	10.875%	5/1/2009	3.46%
Fisher Scientific Int’l., Inc.	6.125%	7/1/2015	3.23%
Ford Motor Credit Co.	7.250%	10/25/2011	1.81%
Charter Comm. Hldgs. II	10.250%	9/15/2010	1.48%
Harrahs Operating Co., Inc.	6.500%	6/1/2016	1.45%
Qwest Corp.	7.875%	9/1/2011	1.39%
TECO Energy, Inc.	7.000%	5/1/2012	1.37%
Nextel Comm., Inc.	7.375%	8/1/2015	1.35%
Graphic Packaging Int’l., Inc.	9.500%	8/15/2013	1.25%

[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

6	RS HIGH YIELD BOND VIP SERIES

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Return Since Fund Inception
RS High Yield Bond VIP Series	9/13/99	9.17%	7.19%	8.03%	5.43%
Lehman Brothers Corporate High Yield Bond Index		11.85%	8.49%	10.18%	6.89%

The Series is the successor to The Guardian VC High Yield Bond Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

Results of a Hypothetical $10,000 Investment If invested on 9/13/99

To give you a comparison, the chart above shows the performance of a hypothetical $10,000 investment made in RS High Yield Bond VIP Series and the Lehman Brothers Corporate High Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Total return figures assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 or visiting www.guardianinvestor.com.

RS HIGH YIELD BOND VIP SERIES	7

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06
Based on Actual Return	$1,000.00	$1,079.50	$3.98	0.76%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.37	$3.87	0.76%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8	RS HIGH YIELD BOND VIP SERIES

Schedule of Investments — RS High Yield Bond VIP Series

December 31, 2006

Principal Amount		Rating Moody’s/ S&P*	Value

Corporate Bonds — 95.9%
Aerospace and Defense — 2.6%
	Bombardier, Inc.
$110,000	Sr. Nt.† 8.00% due 11/15/2014	Ba2/BB	$112,750
	Comm. & Power Inds., Inc.
499,000	Sr. Sub. Nt. 8.00% due 2/1/2012	B2/B–	506,485
	DRS Technologies, Inc.
272,000	Sr. Sub. Nt. 7.625% due 2/1/2018	B3/B	280,160
	L-3 Comms. Corp.
130,000	Sr. Sub. Nt. 5.875% due 1/15/2015	Ba3/BB+	125,450
150,000	Sr. Sub. Nt. 6.125% due 7/15/2013	Ba3/BB+	147,000
150,000	Sr. Sub. Nt. 6.375% due 10/15/2015	Ba3/BB+	148,500
	Transdigm, Inc.
340,000	Sr. Sub. Nt. 7.75% due 7/15/2014	B3/B–	350,200

			1,670,545

Automotive — 10.3%
	Ford Motor Credit Co.
700,000	Nt. 6.75% due 8/15/2008	B1/B	692,546
1,190,000	Sr. Nt. 7.25% due 10/25/2011	B1/B	1,165,334
300,000	Sr. Nt. 8.00% due 12/15/2016	B1/B	296,445
457,000	Sr. Nt.† 9.75% due 9/15/2010	B1/B	486,161
430,000	Sr. Nt. 9.875% due 8/10/2011	B1/B	459,896
	General Motors Acceptance Corp.
340,000	Nt. 6.15% due 4/5/2007	Ba1/BB+	340,011
2,455,000	Nt. 6.75% due 12/1/2014	Ba1/BB+	2,521,612
	Goodyear Tire & Rubber Co.
110,000	Sr. Nt.† 8.625% due 12/1/2011	B2/B–	113,575
110,000	Sr. Nt.† (1) 9.14% due 12/1/2009	B2/B–	110,412
	Rental Svc. Corp.
30,000	Sr. Nt.† 9.50% due 12/1/2014	Caa1/B–	30,975
	Titan Int’l., Inc.
120,000	Sr. Nt.† 8.00% due 1/15/2012	B3/B	120,750
	United Components, Inc.
280,000	Sr. Sub. Nt. 9.375% due 6/15/2013	Caa1/CCC+	289,800

			6,627,517

Building Materials — 1.3%
	ESCO Corp.
65,000	Sr. Nt.† 8.625% due 12/15/2013	B2/B	66,788
	Norcraft Cos. Fin.
375,000	Sr. Sub. Nt. 9.00% due 11/1/2011	B1/B–	388,125

Principal Amount		Rating Moody’s/ S&P*	Value

	U.S. Concrete, Inc.
$130,000	Sr. Sub. Nt. 8.375% due 4/1/2014	B2/B–	$127,075
255,000	Sr. Sub Nt.† 8.375% due 4/1/2014	B2/B–	249,262

			831,250

Chemicals — 6.1%
	Equistar Chemicals LP
545,000	Sr. Nt. 10.125% due 9/1/2008	B1/BB–	579,062
	Huntsman Int’l. LLC
130,000	Sr. Sub. Nt.† 7.875% due 11/15/2014	B3/B	130,975
	Koppers, Inc.
298,000	Sr. Nt. 9.875% due 10/15/2013	B2/B	324,075
	Lyondell Chemical Co.
50,000	Sr. Nt. 8.00% due 9/15/2014	B1/B+	51,875
2,188,000	Sr. Sub. Nt. 10.875% due 5/1/2009	B2/B	2,229,025
	Momentive Performance Materials, Inc.
260,000	Sr. Nt.† 9.75% due 12/1/2014	B3/B–	260,000
	Mosaic Co.
65,000	Sr. Nt.† 7.375% due 12/1/2014	B1/BB–	66,706
30,000	Sr. Nt.† 7.625% due 12/1/2016	B1/BB–	31,088
	Nell AF SARL
255,000	Sr. Nt.† 8.375% due 8/15/2015	B2/B–	262,013

			3,934,819

Construction Machinery — 2.0%
	Ashtead Capital, Inc.
255,000	Nt.† 9.00% due 8/15/2016	B3/B	272,850
	Ashtead Hldgs. PLC
170,000	Sr. Nt.† 8.625% due 8/1/2015	B3/B	176,800
	Terex Corp.
155,000	Sr. Sub. Nt. 9.25% due 7/15/2011	B1/B+	162,169
	United Rentals NA, Inc.
672,000	Sr. Sub. Nt. 7.75% due 11/15/2013	B3/B	674,520

			1,286,339

Consumer Products — 1.9%
	Elizabeth Arden, Inc.
555,000	Sr. Sub. Nt. 7.75% due 1/15/2014	B1/B–	559,163
	Jafra Cosmetics
387,000	Sr. Sub. Nt. 10.75% due 5/15/2011	B1/B–	413,606
	Riddell Bell Hldgs., Inc.
252,000	Sr. Sub. Nt. 8.375% due 10/1/2012	B3/B–	246,330

			1,219,099

See notes to financial statements.

9

Schedule of Investments — RS High Yield Bond VIP Series (continued)

December 31, 2006

Principal Amount		Rating Moody’s/ S&P*	Value

Electric — 3.6%
	Nevada Power Co.
$255,000	Mtg. Nt. Ser. N 6.65% due 4/1/2036	Ba1/BB+	$264,904
	NRG Energy, Inc.
260,000	Sr. Nt. 7.375% due 1/15/2017	B1/B–	260,650
	Reliant Resources, Inc.
340,000	Sr. Sec. Nt. 9.50% due 7/15/2013	B2/B	364,650
	Sierra Pacific Resources
390,000	Sr. Nt. 8.625% due 3/15/2014	B1/B	418,727
	TECO Energy, Inc.
145,000	Sr. Nt. 6.75% due 5/1/2015	Ba2/BB	151,525
840,000	Nt. 7.00% due 5/1/2012	Ba2/BB	884,100

			2,344,556

Energy — 5.6%
	Allis-Chalmers Energy, Inc.
210,000	Sr.Nt. 9.00% due 1/15/2014	B3/B–	211,050
	Basic Energy Svcs., Inc.
170,000	Sr. Nt. 7.125% due 4/15/2016	B1/B	167,450
	Belden & Blake Corp.
170,000	Sr. Sec. Nt. 8.75% due 7/15/2012	Caa2/CCC+	174,250
	Chaparral Energy, Inc.
470,000	Sr. Nt. 8.50% due 12/1/2015	B3/CCC+	467,650
	Chesapeake Energy Corp.
228,000	Sr. Nt. 6.375% due 6/15/2015	Ba2/BB	225,720
255,000	Sr. Nt. 7.625% due 7/15/2013	Ba2/BB	268,706
	Complete Production Svcs., Inc.
130,000	Sr. Nt.† 8.00% due 12/15/2016	B2/B	133,250
	Encore Acquisition Co.
450,000	Sr. Sub. Nt. 7.25% due 12/1/2017	B1/B	435,375
	Hanover Compressor Co.
85,000	Sr. Nt. 7.50% due 4/15/2013	B2/B	85,850
	Hilcorp Energy I LP
170,000	Sr. Nt.† 9.00% due 6/1/2016	B3/B	179,775
	OPTI Canada, Inc.
65,000	Sr. Sec. Nt.† 8.25% due 12/15/2014	B1/BB	66,788
	Pioneer Natural Resource Co.
510,000	Sr. Nt. 6.875% due 5/1/2018	Ba1/BB+	493,117
	Pride Int’l., Inc.
168,000	Sr. Nt. 7.375% due 7/15/2014	Ba2/BB–	173,460
	Western Oil Sands, Inc.
222,000	Sr. Sec. Nt. 8.375% due 5/1/2012	Ba3/BBB–	246,420

Principal Amount		Rating Moody’s/ S&P*	Value

	Whiting Petroleum Corp.
$300,000	Sr. Sub. Nt. 7.00% due 2/1/2014	B1/B	$299,250

			3,628,111

Environmental — 0.4%
	Allied Waste NA, Inc.
250,000	Sr. Nt. 7.875% due 4/15/2013	B2/BB–	257,812

Financial–Other — 0.3%
	FTI Consulting, Inc.
75,000	Sr. Nt.† 7.75% due 10/1/2016	Ba2/B+	77,812
	NCO Group, Inc.
130,000	Sr. Sub. Nt.† 11.875% due 11/15/2014	Caa1/B–	131,625

			209,437

Food and Beverage — 3.0%
	ASG Consolidated LLC
420,000	Sr. Disc. Nt. (2) 0/11.50% due 11/1/2011	B3/B–	373,800
	Constellation Brands, Inc.
510,000	Sr. Nt. 7.25% due 9/1/2016	Ba2/BB	524,025
	Del Monte Corp.
441,000	Sr. Sub. Nt. 6.75% due 2/15/2015	B2/B	436,590
	Michael Foods, Inc.
580,000	Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B–	601,750

			1,936,165

Gaming — 5.7%
	Boyd Gaming Corp.
510,000	Sr. Sub. Nt. 6.75% due 4/15/2014	Ba3/B+	508,725
340,000	Sr. Sub. Nt. 7.125% due 2/1/2016	Ba3/B+	338,300
	Buffalo Thunder Dev. Auth.
110,000	Sr. Sec. Nt.† 9.375% due 12/15/2014	B2/B	111,650
	Harrahs Operating Co., Inc.
1,040,000	Nt. 6.50% due 6/1/2016	Baa3/BB	931,164
	MGM Mirage, Inc.
390,000	Sr. Nt. 7.625% due 1/15/2017	Ba2/BB	390,975
	Pokagon Gaming Authority
170,000	Sr. Nt.† 10.375% due 6/15/2014	B3/B	186,150
	Seneca Gaming Corp.
685,000	Sr. Nt. 7.25% due 5/1/2012	Ba2/BB	696,987
	Station Casinos
340,000	Sr. Sub. Nt. 6.875% due 3/1/2016	Ba3/B	305,150
	Turning Stone Resort Casino
170,000	Sr. Nt.† 9.125% due 9/15/2014	Ba3/B+	173,825

			3,642,926

See notes to financial statements.

10

December 31, 2006

Principal Amount		Rating Moody’s/ S&P*	Value

Health Care — 7.7%
	CDRV Investors, Inc.
$260,000	Sr. Nt.† (1) 9.86% due 12/1/2011	Caa1/CCC+	$253,500
	Fisher Scientific Int’l., Inc.
2,100,000	Sr. Sub. Nt. 6.125% due 7/1/2015	Baa3/BBB	2,076,077
	Fresenius Medical Care
310,000	Capital Tr. 7.875% due 6/15/2011	B1/B+	324,725
	HCA, Inc.
340,000	Sr. Nt. 6.95% due 5/1/2012	Caa1/B–	322,150
440,000	Sr. Sec. Nt.† 9.125% due 11/15/2014	B2/BB–	470,250
440,000	Sr. Sec. Nt.† 9.25% due 11/15/2016	B2/BB–	471,350
	HealthSouth Corp.
340,000	Sr. Nt.† 10.75% due 6/15/2016	Caa1/CCC+	365,925
	IASIS Healthcare LLC
340,000	Sr. Sub. Nt. 8.75% due 6/15/2014	B3/B–	344,250
	Triad Hospitals, Inc.
340,000	Sr. Sub. Nt. 7.00% due 11/15/2013	B2/B+	342,125

			4,970,352

Home Construction — 0.6%
	K. Hovnanian Enterprises, Inc.
340,000	Sr. Nt. 6.25% due 1/15/2016	Ba1/BB	321,300
85,000	Sr. Nt. 8.625% due 1/15/2017	Ba1/BB	90,525

			411,825

Insurance — 0.5%
	UnumProvident Finance Co.
300,000	Sr. Nt.† 6.85% due 11/15/2015	Ba1/BB+	311,909

Lodging — 1.0%
	Host Marriott LP
675,000	Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba1/BB	665,719

Media–Cable — 3.8%
	Cablevision Systems Corp.
435,000	Sr. Nt. 8.00% due 4/15/2012	B3/B+	427,387
	Charter Comm. Hldgs. II
912,000	Sr. Nt. 10.25% due 9/15/2010	Caa2/CCC–	954,180
	Charter Comm. Operating LLC
278,000	Sr. Nt.† 8.00% due 4/30/2012	B3/B–	288,773
	CSC Hldgs., Inc.
315,000	Sr. Nt. Ser. B 7.625% due 4/1/2011	B2/B+	320,906
	Insight Comm., Inc.
368,000	Sr. Disc. Nt. 12.25% due 2/15/2011	B3/CCC+	385,480

Principal Amount		Rating Moody’s/ S&P*	Value

	NTL Cable PLC
$42,000	Sr. Nt. 9.125% due 8/15/2016	B2/B–	$44,363

			2,421,089

Media–NonCable — 5.4%
	Block Comm., Inc.
340,000	Sr. Nt.† 8.25% due 12/15/2015	B2/B–	339,150
	CMP Susquehanna Corp.
170,000	Sr. Sub. Nt.† 9.875% due 5/15/2014	B3/CCC	169,150
	Dex Media East LLC
269,000	Sr. Sub. Nt. 12.125% due 11/15/2012	B2/B	296,236
	EchoStar DBS Corp.
530,000	Sr. Nt. 6.375% due 10/1/2011	Ba3/BB–	526,687
	Hughes Network Systems LLC/HNS Finance
85,000	Sr. Nt. 9.50% due 4/15/2014	B1/B–	88,719
	Idearc, Inc.
390,000	Sr. Nt.† 8.00% due 11/15/2016	B2/B+	395,850
	Intelsat Bermuda Ltd.
85,000	Sr. Nt.† 9.25% due 6/15/2016	B2/B+	91,375
	Mediacom Broadband LLC
150,000	Sr. Nt.† 8.50% due 10/15/2015	B3/B	151,875
	Panamsat Corp.
425,000	Sr. Nt.† 9.00% due 6/15/2016	B2/B	449,969
	R.H. Donnelley Corp.
119,000	Sr. Disc. Nt. Ser. A-1 6.875% due 1/15/2013	B3/B	114,091
221,000	Sr. Disc. Nt. Ser. A-2 6.875% due 1/15/2013	B3/B	211,884
	R.H. Donnelley Fin. Corp I
285,000	Sr. Sub. Nt. 10.875% due 12/15/2012	B2/B	310,650
	Radio One, Inc.
340,000	Sr. Sub. Nt. 6.375% due 2/15/2013	B1/B	317,900

			3,463,536

Metals and Mining — 0.4%
	Aleris Int’l., Inc.
260,000	Sr. Nt.† 9.00% due 12/15/2014	B3/B–	261,300

Natural Gas–Distributors — 1.1%
	Amerigas Partners LP
680,000	Sr. Nt. 7.125% due 5/20/2016	B1/NR	680,000

Natural Gas–Pipelines — 5.4%
	Atlas Pipeline Partners LP
170,000	Sr. Nt. 8.125% due 12/15/2015	B2/B+	174,675
	Colorado Interstate Gas Co.
600,000	Sr. Nt. 6.80% due 11/15/2015	Ba1/B+	623,869
	El Paso Natural Gas
255,000	Sr. Nt. Ser. A 7.625% due 8/1/2010	Ba1/B+	266,475

See notes to financial statements.

11

Schedule of Investments — RS High Yield Bond VIP Series (continued)

December 31, 2006

Principal Amount		Rating Moody’s/ S&P*	Value

	El Paso Performance-Linked Tr.
$170,000	Nt.† 7.75% due 7/15/2011	B2/B+	$179,775
	Kinder Morgan, Inc.
450,000	Sr. Nt. 6.50% due 9/1/2012	Baa2/BBB	452,133
	MarkWest Energy Partners LP
510,000	Sr. Nt.† 8.50% due 7/15/2016	B2/B	530,400
	SemGroup LP
600,000	Sr. Nt.† 8.75% due 11/15/2015	B1/NR	603,000
	Williams Cos., Inc.
510,000	Sr. Nt. 7.75% due 6/15/2031	Ba2/BB–	535,500
	Williams Partners LP
130,000	Nt.† 7.25% due 2/1/2017	Ba3/BB–	132,600

			3,498,427

Noncaptive Consumer — 0.4%
	ACE Cash Express, Inc.
260,000	Sr. Nt.† 10.25% due 10/1/2014	Caa1/B–	263,250

Packaging — 1.9%
	Crown Americas
600,000	Sr. Nt. 7.75% due 11/15/2015	B1/B	622,500
	Owens-Brockway Glass Container
306,000	Sr. Sec. Nt. 7.75% due 5/15/2011	Ba2/BB–	314,415
248,000	Sr. Sec. Nt. 8.875% due 2/15/2009	Ba2/BB–	253,580

			1,190,495

Paper and Forest Products — 4.9%
	Abitibi-Consolidated, Inc.
585,000	Nt. 8.55% due 8/1/2010	B2/B+	555,750
	Bowater, Inc.
600,000	Nt. 6.50% due 6/15/2013	B2/B+	547,500
	Caraustar Inds., Inc.
510,000	Nt. 7.375% due 6/1/2009	B3/B+	493,425
	Graphic Packaging Int’l., Inc.
764,000	Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B-	806,020
	Jefferson Smurfit Corp.
340,000	Sr. Nt. 7.50% due 6/1/2013	B2/CCC+	319,600
	Millar Western Forest
222,000	Sr. Nt. 7.75% due 11/15/2013	B2/B–	199,245
	Norske Skog Canada Ltd.
260,000	Sr. Nt. Ser. D 8.625% due 6/15/2011	B2/B+	263,250

			3,184,790

Principal Amount		Rating Moody’s/ S&P*	Value

Retailers — 1.4%
	Autonation, Inc.
$85,000	Sr. Nt. 7.00% due 4/15/2014	Ba2/BB+	$85,637
40,000	Sr. Nt. (1) 7.374% due 4/15/2013	Ba2/BB+	40,200
	Michaels Stores, Inc.
130,000	Sr. Nt.† 10.00% due 11/1/2014	B2/CCC	135,200
260,000	Sr. Sub. Nt.† 11.375% due 11/1/2016	Caa1/CCC	271,050
	Rent-A-Center
320,000	Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	B2/B+	320,800
	Sally Hldgs. LLC
32,000	Sr. Nt.† 9.25% due 11/15/2014	B2/CCC+	32,600

			885,487

Services — 2.5%
	Education Management LLC
425,000	Sr. Nt.† 8.75% due 6/1/2014	B2/CCC+	439,875
340,000	Sr. Sub. Nt.† 10.25% due 6/1/2016	Caa1/CCC+	359,550
	TDS Investor Corp.
510,000	Sr. Nt.† (1) 9.994% due 9/1/2014	Caa1/B–	497,250
	West Corp.
260,000	Sr. Nt.† 9.50% due 10/15/2014	Caa1/B–	260,000
65,000	Sr. Sub. Nt.† 11.00% due 10/15/2016	Caa1/B–	65,650

			1,622,325

Supermarkets — 0.8%
	Delhaize America, Inc.
340,000	Debt. 9.00% due 4/15/2031	Ba1/BB+	403,684
	Supervalu, Inc.
130,000	Sr. Nt. 7.50% due 11/15/2014	B1/B	135,551

			539,235

Technology — 5.0%
	Activant Solutions, Inc.
170,000	Sr. Sub. Nt.† 9.50% due 5/1/2016	Caa1/CCC+	158,100
	Freescale Semiconductor, Inc.
260,000	Sr. Nt.† 8.875% due 12/15/2014	B1/B	259,025
130,000	Sr. Nt.† 9.125% due 12/15/2014	B1/B	129,188
130,000	Sr. Nt.† (1) 9.244% due 12/15/2014	B1/B	128,863
130,000	Sr. Sub. Nt.† 10.125% due 12/15/2016	B2/B	130,162
	Iron Mountain, Inc.
750,000	Sr. Sub. Nt. 8.625% due 4/1/2013	B3/B	774,375
	Nortel Networks Ltd.
170,000	Sr. Nt.† (1) 9.624% due 7/15/2011	B3/B–	179,137
170,000	Sr. Nt.† 10.75% due 7/15/2016	B3/B–	185,937

See notes to financial statements.

12

December 31, 2006

Principal Amount		Rating Moody’s/ S&P*	Value

	NXP BV/ NXP Funding LLC
$100,000	Sr. Sec. Nt.† 7.875% due 10/15/2014	Ba2/BB+	$103,375
100,000	Sr. Sec. Nt.† (1) 8.118% due 10/15/2013	Ba2/BB+	101,500
430,000	Sr. Nt.† 9.50% due 10/15/2015	B2/B+	440,750
	Solectron Global Fin. Ltd.
170,000	Sr. Sub. Nt. 8.00% due 3/15/2016	B3/B	172,125
	SunGard Data Systems, Inc.
150,000	Sr. Nt. 9.125% due 8/15/2013	Caa1/B–	157,500
260,000	Sr. Nt. (1) 9.973% due 8/15/2013	Caa1/B–	270,075

			3,190,112

Textile — 0.4%
	Hanesbrands, Inc.
260,000	Sr. Nt.† (1) 8.735% due 12/15/2014	B2/B–	264,550

Tobacco — 0.8%
	Reynolds American, Inc.
510,000	Sr. Sec. Nt. 7.25% due 6/1/2013	Ba3/BB	530,143

Transportation — 1.4%
	Avis Budget Car Rental LLC
85,000	Sr. Nt.† 7.625% due 5/15/2014	Ba3/BB–	82,875
255,000	Sr. Nt.† 7.75% due 5/15/2016	Ba3/BB–	246,075
85,000	Sr. Nt.† (1) 7.874% due 5/15/2014	Ba3/BB–	82,025
	OMI Corp.
450,000	Sr. Nt. 7.625% due 12/1/2013	B1/BB	460,125

			871,100

Wireless Communications — 3.5%
	Centennial Cell Comm. Corp.
215,000	Sr. Nt. 10.125% due 6/15/2013	B2/CCC	231,663
	Inmarsat Fin. PLC
222,000	Sr. Nt. 7.625% due 6/30/2012	Ba3/B+	229,215
	MetroPCS Wireless, Inc.
430,000	Sr. Nt.† 9.25% due 11/1/2014	Caa2/CCC	449,350
	Nextel Comm., Inc.
850,000	Sr. Nt. Ser. D 7.375% due 8/1/2015	Baa3/BBB+	871,611
	Rogers Wireless, Inc.
420,000	Sr. Sub. Nt. 8.00% due 12/15/2012	B1/BB–	448,350

			2,230,189

Wireline Communications — 4.2%
	Citizens Comm. Co.
300,000	Sr. Nt. 9.25% due 5/15/2011	Ba2/BB+	331,875
	Nordic Telephone Co. Hldgs.
170,000	Sr. Nt.† 8.875% due 5/1/2016	B2/B	181,900
	Qwest Corp.
230,000	Sr. Nt. 7.50% due 10/1/2014	Ba1/BB+	243,800
375,000	Sr. Nt. 7.625% due 6/15/2015	Ba1/BB+	401,250
840,000	Sr. Nt. 7.875% due 9/1/2011	Ba1/BB+	894,600

Principal Amount		Rating Moody’s/ S&P*	Value

	U.S. West Comm.
$336,000	Debt. 8.875% due 6/1/2031	Ba1/BB+	$350,280
	Windstream Corp.
255,000	Sr. Nt. 8.625% due 8/1/2016	Ba3/BB–	279,225

			2,682,930

	Total Corporate Bonds (Cost $60,118,484)		61,727,339

Shares		Value
Warrant — 0.0%
170	XM Satellite Radio, Inc. exp. 3/15/2010 (Cost $34,340)	$1,020

Other Investments - For Trustee Deferred Compensation Plan (3) — 0.0%
2	RS Emerging Growth Fund, Class A	$75
4	RS Global Natural Resources Fund, Class A	111
3	RS Growth Fund, Class A	44
8	RS Investors Fund, Class A	96
2	RS MidCap Opportunities Fund, Class A	24
1	RS Partners Fund, Class A	36
2	RS Smaller Company Growth Fund, Class A	39
1	RS Value Fund, Class A	24

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $449)	449

Principal Amount		Value
Repurchase Agreement — 2.6%
$1,683,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/2006, maturity value $1,683,954 at 5.10%, due 1/2/2007 (4) (Cost $1,683,000)	$1,683,000

Total Investments — 98.5% (Cost $61,836,273)		63,411,808
Cash, Receivables, and Other Assets Less Liabilities — 1.5%		946,060

Net Assets — 100%		$64,357,868

*	Unaudited.
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $14,465,368 representing 22.5% of net assets of which $14,344,618 have been deemed liquid pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(1)	Floating rate note. The rate shown is the rate in effect at 12/31/2006.
(2)	Step-up bond.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(4)	The repurchase agreement is fully collateralized by $1,685,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $1,718,700.

See notes to financial statements.

13

Financial Information — RS High Yield Bond VIP Series

Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $61,836,273)	$63,411,808
Cash	478
Interest receivable	1,048,512
Receivable for fund shares sold	36
Prepaid insurance	880

Total Assets	64,461,714

LIABILITIES
Payable for fund shares redeemed	49,153
Accrued expenses	21,465
Deferred trustees’ compensation	449
Due to Adviser	32,779

Total Liabilities	103,846

Net Assets	$64,357,868

COMPONENTS OF NET ASSETS
Paid-in capital	$68,036,406
Undistributed net investment income	11,948
Accumulated net realized loss on investments	(5,266,021)
Net unrealized appreciation of investments	1,575,535

Net Assets	$64,357,868

Shares of beneficial interest outstanding with no par value	7,597,934

Net Asset Value Per Share	$8.47

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$5,015,691

Expenses:
Investment advisory fees — Note B	390,770
Custodian fees	62,089
Printing expense	18,847
Audit fees	13,047
Trustees’ fees — Note B	9,433
Insurance expense	4,076
Legal fees	2,777
Loan commitment fees — Note H	1,027
Registration fees	343
Other	505

Total Expenses before Waivers and Custody credits	502,914
Less: Expenses waived by sub-adviser — Note B	(3,896)
Custody credits — Note A	(1,384)

Expenses Net of Waivers and Custody credits	497,634

Net Investment Income	4,518,057

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments — Note A	385,786
Net change in unrealized appreciation of investments — Note C	799,042

Net Realized and Unrealized Gain on Investments	1,184,828

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,702,885

See notes to financial statements.

14

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$4,518,057	$4,014,966
Net realized gain on investments	385,786	894,500
Net change in unrealized appreciation of investments	799,042	(2,815,587)

Net Increase in Net Assets Resulting from Operations	5,702,885	2,093,879

Dividends to Shareholders from:
Net investment income	(4,517,672)	(4,027,155)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions - Note G	(717,455)	2,483,833

Net Increase in Net Assets	467,758	550,557

NET ASSETS:

Beginning of year	63,890,110	63,339,553

End of year*	$64,357,868	$63,890,110

* Includes undistributed net investment income of:	$11,948	$11,563

See notes to financial statements.

15

Financial Information — RS High Yield Bond VIP Series

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$8.33		$8.60	$8.43	$7.61	$8.13

Net investment income	0.61		0.55	0.58	0.53	0.63
Net realized and unrealized gain/(loss)	0.14		(0.27)	0.17	0.82	(0.53)

Total from Investment Operations	0.75		0.28	0.75	1.35	0.10

Dividend to Shareholders from:
Net Investment Income	(0.61)		(0.55)	(0.58)	(0.53)	(0.62)

Net asset value, end of year	$8.47		$8.33	$8.60	$8.43	$7.61

Total Return*	9.17%		3.30%	9.22%	17.95%	1.29%

Net assets, end of year (thousands)	$64,358		$63,890	$63,340	$54,424	$35,683
Net ratio of expenses to average net assets	0.76	%(a)	0.80%	0.79%	0.81%	0.87%
Net ratio of net investment income to average net assets	6.94	%(a)	6.35%	6.97%	7.17%	7.88%
Portfolio turnover rate	88%		88%	90%	165%	66%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Includes the effect of expenses waived by GIS

See notes to financial statements.

16

Notes to Financial Statements — RS High Yield Bond VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS High Yield Bond VIP Series (the “Fund” or “HYBV”) is a series of the Trust. HYBV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian VC High Yield Bond Fund (“GVCHYBF”), a series (“Predecessor Fund”) of The Guardian Variable Contract Funds, Inc. was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of HYBV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (“Service”). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a “significant event”) or for which market quotations are considered unreliable are valued at fair value as determined in accordance with the guidelines and procedures adopted by the Fund’s Board of Trustees. A “significant event” is an event that may affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily.

Futures Contracts

HYBV may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, HYBV is required to deposit

17

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

December 31, 2006

either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by HYBV each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by HYBV. The daily changes in the variation margin are recognized as unrealized gains or losses by HYBV. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, HYBV may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for HYBV. Net realized short-term and long-term capital gains for HYBV will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of HYBV at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

Ordinary Income
2006	$4,517,672
2005	4,027,155

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$12,397	$(5,241,208)	$1,550,720

Taxes

HYBV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(2,355,192)	2009
	(2,886,016)	2010

Total	$(5,241,208)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Custody Credits

HYBV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, HYBV’s custodian fees were reduced by $1,384. HYBV could have employed the uninvested assets to produce income if HYBV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and
Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.60% of the average daily net assets of the Fund.

GIS serves as the sub-adviser for HYBV. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative

18

and accounting services to HYBV, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for its services, RS Investments pays GIS at an annual rate of 0.57% of the average daily net assets of HYBV. Payment of the sub-investment advisory fees does not represent a separate or additional expense to HYBV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeds 0.76% of the average daily net assets of HYBV. GIS subsidized 0.01% of the ordinary operating expenses of HYBV or $3,896 for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $54,552,625 and $53,863,415, respectively, during the year ended December 31, 2006.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2006 aggregated $1,851,493 and $300,773, respectively, resulting in net unrealized appreciation of $1,550,720. The cost of investments owned at December 31, 2006 for federal income tax purposes was $61,861,088.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, HYBV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, HYBV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

Note E.	Reverse Repurchase Agreements

HYBV may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time HYBV enters into a reverse repurchase agreement, HYBV segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by HYBV may be unable to deliver the securities when HYBV seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in HYBV’s net asset value and may be viewed as a form of leverage.

Note F.	Dollar Roll Transactions

HYBV may enter into dollar rolls (principally using TBA’s) in which HYBV sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by HYBV may be unable to deliver the replacement securities when it is required to do so. HYBV is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in HYBV’s net asset value and may be viewed as a form of leverage.

19

Notes to Financial Statements — RS High Yield Bond VIP Series (continued)

December 31, 2006

Note G.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for HYBV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	958,102	987,276	$8,115,873	$8,446,844
Shares issued in reinvestment of dividends	540,016	481,999	4,517,672	4,027,155
Shares repurchased	(1,569,739)	(1,168,801)	(13,351,000)	(9,990,166)

Net increase/(decrease)	(71,621)	300,474	$(717,455)	$2,483,833

Note H.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note I.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note J.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note K.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS High Yield Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield Bond VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

21

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian VC High Yield Bond Fund (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Variable Contract Funds, Inc. on behalf of the Predecessor Fund, and RS Variable Products Trust, on behalf of RS High Yield Bond VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
7,348,517.800	178,707.856	404,769.724	7,931,995.380

22

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution

23

Supplemental Information — Unaudited (continued)

capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

24

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

25

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

26

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

27

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

28

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

29

RS HIGH YIELD BOND VIP SERIES	29

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

30	RS HIGH YIELD BOND VIP SERIES

06	ANNUAL REPORT

RS Variable Products Trust

RS Cash Management VIP Series

12.31.06

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Cash Management VIP Series

Alexander M. Grant (Guardian Investor Services)

has managed RS Cash Management VIP Series since 1986 (includes time managing The Guardian Cash Fund). Mr. Grant has been managing director of Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Fund Philosophy

RS Cash Management VIP Series seeks as high a level of current income as is consistent with liquidity and preservation of capital by investing in money market instruments denominated in U.S. dollars.

Investment Process

The Fund primarily selects investments that present minimal credit risks, in accordance with guidelines established by the Board of Trustees. The Fund selects investments that have remaining maturities of 397 days or less, or which have a rate of interest that is readjusted at least once every 397 days.

Performance

As of December 31, 2006, the effective 7-day net annualized yield for the RS Cash Management VIP Series was 4.81%. The Fund produced a total annual return for 2006 of 4.52%. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 4.54%; total return for 2006 for the same category was 4.30%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Portfolio Review

Money market funds are directly affected by the actions of the Federal Reserve Board and at the beginning of 2006 the Fed Funds target rate stood at 4.25%. The Fed Funds target rate is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Throughout the year money market issuers altered their rate offerings in response to monetary policy and stock market expectations.

The first Federal Open Markets Committee (FOMC) meeting of the year saw the rate increase by 0.25%. More significantly it was also the last meeting chaired by Alan Greenspan. Mr. Greenspan had led the FOMC since August 1987 and his tenure helped secure the inflation fighting credentials of the Federal Reserve. Ben Bernanke assumed the chairmanship and at his first meeting in March, the FOMC again raised rates by 0.25% to 4.75%. The FOMC noted, “Economic growth has rebounded strongly in the current quarter but appears likely to moderate to a more sustainable pace…Still, possible increases in resource utilization, in combination with the elevated prices of energy and other commodities, have the potential to add inflation pressures.”1

By June 2006, the Fed Funds rate had risen to 5.25% and the Fed Funds rate remained at this level for the rest of 2006. When the Fed began its rate hiking policy in June 2004, the portfolio strategy for the Fund was to stay slightly short of our peer group’s weighted average maturity (WAM). This provided a strong 7-day yield in the fund while allowing us to take advantage of 17 successive hikes as the Fed Funds target rose from 1.00% to 5.25%. By the end of the second quarter, economic growth had moderated from the stronger pace earlier in the year. This was a result of the cooling

[1]	FOMC Statement March 28, 2006.

RS CASH MANAGEMENT VIP SERIES	3

RS Cash Management VIP Series (continued)

of the housing market and the lagged effects of increases in interest rates and energy.

When it became clear that the Fed Funds rate was likely to remain at 5.25%, the Fund’s strategy was re-evaluated. A barbell strategy was deployed to seek to maintain the strong 7-day yield. The bulk of the Fund’s maturities were invested in the shorter end (0-3 months). The fund also picked up longer dated issues, which had the advantage of higher yields for a longer period of time. In addition, the Fund looked for floating rate issues (which re-set weekly or against one or three-month London Interbank Offered Rate (LIBOR)), which would deliver a longer retention of yield spread.

The Fund held across a range of instruments. These included commercial paper, floating rate taxable municipal bonds, repurchase agreements, certificates of deposit, short maturity corporate bonds, and U.S. government agencies. The breakdown of each category held at the end of 2006 is shown on the sector chart on the following page.

Another factor affecting performance was the portfolio’s average maturity of 38 days as of December 31, 2006. The average Tier One money market fund as measured by iMoneyNet had an average maturity of 42 days.

As 2006 ended, the FOMC noted that while economic growth had cooled during the year, going forward it was expected to expand at a moderate pace. However, the committee also noted that inflation risks remained and, “…inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information”2.

Outlook

Currently, the Fund is still pursuing the barbell strategy. Although various indicators at the beginning of 2007 (the inversion of the yield curve, the Fed Funds and Eurodollar Synthetic forward rates) highlighted the expectation that rates would soon be cut, we believe that the Fed Funds rate will continue to remain at 5.25% through the first half of 2007. This view and investment strategy will of course be dependent on the inflation outlook, economic growth, the housing market and consumer spending.

Thank you for your continued support.

Alexander M. Grant, Jr.

Portfolio Manager

[2]	FOMC Statement December 12, 2006.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2006.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depositary institution, nor are they insured by the Federal Deposit Insurance Corp. (FDIC), the National Credit Union Association (NCUA), the Federal Reserve Board or any other agency. Although the Fund seeks to preserve the value of an investment at $10.00 per share, it is possible to lose money by investing in the Fund.

4	RS CASH MANAGEMENT VIP SERIES

Assets Under Management: $220,269,860

Sector Allocation

Data as of December 31, 2006

Portfolio Statistics

Average Maturity (days)	38
Yields
Effective 7-Day Yield	4.81%
Current 7-Day Yield	4.70%

Performance Update As of 12/31/06

	Inception Date	1-Year Total Return	3-Year Annualized Return	5-Year Annualized Return	10-Year Annualized Return	Annualized Return Since Fund Inception
RS Cash Management VIP Series	11/10/1981	4.52%	2.68%	1.98%	3.44%	5.41%
Lehman Brothers 3 Month T-Bill Index[1]		4.87%	3.07%	2.42%	3.84%	5.65%

The Series is the successor to The Guardian Cash Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Series”). The performance of the Series provided in the chart above includes that of the Predecessor Series prior to October 9, 2006. All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at 800-221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption units.

[1]	The Lehman Brothers 3 month. T-Bill Index is generally considered to be representative of the average yield of three-month Treasury Bills. Unlike the Fund, the Index does not incur fees or expenses.

RS CASH MANAGEMENT VIP SERIES	5

Understanding Your Fund’s Expenses — Unaudited

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these cost with the ongoing costs of investing in other underlying funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other underlying funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06-12/31/06	Expense Ratio During Period* 07/01/06-12/31/06
Based on Actual Return	$1,000.00	$1,024.00	$3.01	0.59%
Based on Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.23	$3.01	0.59%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6	RS CASH MANAGEMENT VIP SERIES

Schedule of Investments — RS Cash Management VIP Series

December 31, 2006

Principal Amount		Value

Corporate Bonds — 14.2%
Capital Markets — 4.6%
$5,000,000	J.P. Morgan Chase 6.875% due 1/15/2007	$5,002,962
5,000,000	Morgan Stanley 5.80% due 4/1/2007	5,004,031

		10,006,993

Conglomerates — 2.4%
	General Electric Capital Corp.
1,320,000	3.45% due 7/16/2007	1,307,092
4,007,000	5.00% due 2/15/2007	4,005,762

		5,312,854

Financial — 0.6%
1,250,000	Lehman Brothers Hldgs., Inc. 8.25% due 6/15/2007	1,265,365

Financial–Banks — 5.4%
5,000,000	Bank of America Corp. 5.309% due 8/1/2007 (1)	5,000,000
6,918,000	Washington Mutual, Inc. 5.625% due 1/15/2007	6,918,157

		11,918,157

Food and Staples Retailing — 1.2%
2,725,000	Wal-Mart Stores, Inc. 4.375% due 7/12/2007	2,711,929

	Total Corporate Bonds (Cost $31,215,298)	31,215,298

Certificate of Deposit — 2.3%
$5,000,000	HSBC Bank 5.24% due 1/12/2007 (Cost $4,991,994)	$4,991,994

U.S. Government Securities — 4.5%
U.S. Government Agency Securities — 4.5%
$5,000,000	FHLB 5.00% due 2/9/2007	$5,000,000
5,000,000	FHLMC 5.36% due 11/27/2007	5,000,000

	Total U.S. Government Securities (Cost $10,000,000)	10,000,000

Commercial Paper — 56.5%
ASSET BACKED — 6.8%
$5,000,000	Barton Capital LLC 5.25% due 1/17/2007 (2)	$4,988,333
5,000,000	Govco, Inc. 5.27% due 1/16/2007 (2)	4,989,021
5,000,000	Surrey Funding Corp. 5.24% due 1/30/2007 (2)	4,978,895

	TOTAL ASSET BACKED	14,956,249

FINANCIAL — 17.8%
Finance Companies — 1.8%
$3,950,000	Private Export Funding Corp. 5.22% due 4/5/2007	$3,896,161

Principal Amount		Value

Financial–Banks — 9.2%
$5,000,000	Barclays U.S. Fdg. LLC 5.25% due 3/28/2007	$4,937,292
5,000,000	BNP Paribas Finance, Inc. 5.228% due 1/2/2007	4,999,274
5,000,000	Dresdner U.S. Fin., Inc. 5.23% due 1/17/2007	4,988,378
	Societe Generale NA
250,000	5.25% due 3/5/2007	247,703
200,000	5.25% due 4/12/2007	197,054
5,000,000	UBS Finance LLC 5.22% due 1/11/2007	4,992,750

		20,362,451

Financial–Other — 6.8%
5,000,000	American General Fin. Corp. 5.26% due 1/16/2007	4,989,042
5,000,000	Bear Stearns Co., Inc. 5.22% due 1/19/2007	4,986,950
5,000,000	Countrywide Fin. Corp. 5.28% due 1/19/2007	4,986,800

		14,962,792

	TOTAL FINANCIAL	39,221,404

INDUSTRIAL — 31.9%
Automotive — 4.5%
$5,000,000	American Honda Fin. Corp. 5.22% due 2/5/2007	$4,974,625
5,000,000	Toyota Motor Credit Corp. 5.22% due 2/14/2007	4,968,100

		9,942,725

Computers and Peripherals — 4.1%
5,000,000	Hewlett Packard Co. 5.25% due 2/8/2007 (2)	4,972,292
4,000,000	IBM Corp. 5.23% due 2/15/2007 (2)	3,973,850

		8,946,142

Electronics and Instruments — 2.3%
5,000,000	Sharp Electronics Corp. 5.25% due 1/22/2007	4,984,687

Energy Equipment and Services — 2.2%
5,000,000	Schlumberger Technology Corp. 5.24% due 2/20/2007 (2)	4,963,611

Food and Beverage — 4.5%
5,000,000	Coca-Cola Enterprises, Inc. 5.22% due 1/26/2007	4,981,875
5,000,000	Nestle Fin. France S.A. 5.225% due 1/17/2007	4,988,389

		9,970,264

Food and Staples Retailing — 2.3%
5,000,000	Sysco Corp. 5.22% due 1/5/2007 (2)	4,997,100

Industrial–Other — 5.2%
5,000,000	Air Products & Chemicals 5.26% due 1/16/2007	4,989,042
6,500,000	American Transmission 5.26% due 1/2/2007 (2)	6,499,050

		11,488,092

See notes to financial statements.

7

Schedule of Investments — RS Cash Management VIP Series (continued)

December 31, 2006

Principal Amount		Value

Pharmaceuticals — 4.5%
$5,000,000	Alcon Capital Corp. 5.22% due 1/12/2007	$4,992,025
5,000,000	Novartis Fin. Corp. 5.30% due 1/3/2007 (2)	4,998,528

		9,990,553

Utilities–Electric and Water — 2.3%
5,000,000	Southern Co. 5.25% due 1/29/2007	4,979,583

	TOTAL INDUSTRIAL	70,262,757

	Total Commercial Paper (Cost $124,440,410)	124,440,410

Taxable Municipal Securities — 21.9%
California — 1.9%
$2,195,000	California Housing Fin. Agency 5.38% due 1/3/2007 (1)	$2,195,000
2,000,000	Sacramento Cnty., CA 5.38% due 1/3/2007 (1)	2,000,000

		4,195,000

Colorado — 3.9%
8,520,000	Colorado Housing & Fin. Auth. 5.38% due 1/3/2007 (1)	8,520,000

Connecticut — 1.1%
2,500,000	Connecticut St. Housing & Fin. Auth. 5.35% due 1/4/2007 (1)	2,500,000

Michigan — 1.6%
3,450,000	Michigan St. Housing Dev. Auth. 5.38% due 1/3/2007 (1)	3,450,000

New York — 9.8%
11,940,000	New York City Trans. 5.38% due 1/3/2007 (1)	11,940,000
4,650,000	New York St. Dormitory Auth. Rev. 5.37% due 1/4/2007 (1)	4,650,000
5,000,000	Port Auth. of New York & New Jersey 5.50% due 8/15/2007	5,001,424

		21,591,424

Utah — 3.6%
1,655,000	Utah Housing Corp. Single Family Ser. D-2 Cl. I 5.38% due 1/3/2007 (1)	1,655,000
2,405,000	Utah Housing Corp. Single Family Ser. E-2 Cl. I 5.38% due 1/3/2007 (1)	2,405,000
2,190,000	Utah St. Housing Fin. Agency Ser. F-3 Cl. I 5.38% due 1/3/2007 (1)	2,190,000
1,675,000	Utah St. Housing Fin. Agency Ser. G-3 Cl. I 5.38% due 1/3/2007 (1)	1,675,000

		7,925,000

	Total Taxable Municipal Securities (Cost $48,181,424)	48,181,424

Shares		Value

Other Investments - For Trustee Deferred Compensation Plan (3) — 0.0%
7	RS Emerging Growth Fund, Class A	$265
13	RS Global Natural Resources Fund, Class A	388
10	RS Growth Fund, Class A	155
29	RS Investors Fund, Class A	337
6	RS MidCap Opportunities Fund, Class A	85
4	RS Partners Fund, Class A	126
6	RS Smaller Company Growth Fund, Class A	136
3	RS Value Fund, Class A	85

	Total Other Investments - For Trustee Deferred Compensation Plan (Cost $1,577)	1,577

Principal Amount		Value
Repurchase Agreement — 0.2%
$579,000	State Street Bank and Trust Co. repurchase agreement, dated 12/29/06, maturity value $579,328 at 5.10%, due 1/2/07 (4) (Cost $579,000)	$579,000

Total Investments — 99.6% (Cost $219,409,703)		219,409,703
Cash, Receivables, and Other Assets Less Liabilities — 0.4%		860,157

Net Assets — 100%		$220,269,860

(1)	Floating rate note. The rate shown is the rate in effect at 12/31/2006. The due date shown is the next reset date.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2006, the aggregate market value of these securities amounted to $45,360,680 representing 20.6% of net assets which have been deemed liquid pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted October 9, 2006, for disinterested Trustees. See Note B in Notes to Financial Statements.
(4)	The repurchase agreement is fully collateralized by $580,000 in U.S. Government Agency, 5.55%, due 10/4/2016, with a value of $591,600.

See notes to financial statements.

8

                                    [GRAPHIC]
Financial Information — RS Cash Management VIP Series

                                    [GRAPHIC]
Statement of Assets and Liabilities December 31, 2006

ASSETS
Investments, at market (cost $219,409,703)	$219,409,703
Interest receivable	1,383,381
Receivable for fund shares sold	167,887
Prepaid insurance	2,987

Total Assets	220,963,958

LIABILITIES
Payable for fund shares redeemed	552,488
Accrued expenses	46,176
Deferred trustees’ compensation	1,577
Due to custodian	680
Due to Adviser	93,177

Total Liabilities	694,098

Net Assets	$220,269,860

COMPONENTS OF NET ASSETS
Paid-in capital	$220,269,860

Net Assets	$220,269,860

Shares of beneficial interest outstanding with no par value	22,026,986

Net Asset Value Per Share	$10.00

Statement of Operations Year Ended December 31, 2006

INVESTMENT INCOME
Interest	$11,257,506

Expenses:
Investment advisory fees — Note B	1,117,385
Custodian fees	74,922
Printing expense	38,670
Trustees’ fees — Note B	31,989
Audit fees	29,718
Insurance expense	15,581
Legal fees	8,992
Registration fees	2,020
Loan commitment fees — Note E	226
Other	892

Total Expenses before Custody credits	1,320,395
Less: Custody credits — Note A	(658)

Expenses Net of Custody credits	1,319,737

NET INVESTMENT INCOME, REPRESENTING NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,937,769

See notes to financial statements.

9

Financial Information — RS Cash Management VIP Series (continued)

Statements of Changes in Net Assets Year Ended December 31,

	2006	2005
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$9,937,769	$6,866,066

Dividends to Shareholders from:
Net investment income	(9,937,769)	(6,866,066)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note D	2,758,812	(78,289,137)

Net Increase/(Decrease) in Net Assets	2,758,812	(78,289,137)

NET ASSETS:

Beginning of year	217,511,048	295,800,185

End of year	$220,269,860	$217,511,048

See notes to financial statements.

10

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) or an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial Highlights

	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/02
Net asset value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Net investment income	0.44	0.27	0.08	0.07	0.12
Net realized and unrealized gain/(loss)	—	—	—	—	—

Total from Investment Operations	0.44	0.27	0.08	0.07	0.12

Dividends to Shareholders from:	(0.44)	(0.27)	(0.08)	(0.07)	(0.12)
Net Investment Income

Net asset value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return*	4.52%	2.69%	0.85%	0.66%	1.25%

Net assets, end of year (thousands)	$220,270	$217,511	$295,800	$356,271	$492,713
Net ratio of expenses to average net assets	0.59%	0.58%	0.57%	0.56%	0.55%
Net ratio of net investment income to average net assets	4.45%	2.60%	0.84%	0.67%	1.24%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

11

Notes to Financial Statements — RS Cash Management VIP Series

December 31, 2006

Note A.	Organization and Accounting Policies

RS Variable Products Trust (the “Trust”), a Massachusetts business trust, was organized on May 18, 2006. The Trust currently offers twelve series. RS Cash Management VIP Series (the “Fund” or “CMV”) is a series of the Trust. CMV is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Guardian Cash Fund, Inc. (“GCF”) (“Predecessor Fund”) was reorganized into the Fund, effective October 9, 2006, pursuant to an Agreement and Plan of Reorganization (“Agreement and Plan”) dated August 15, 2006.

Class I shares of CMV are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“GLICOA”). The Fund is available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Repurchase agreements are carried at cost which approximates market value (see Note C). CMV values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

Investments in an underlying fund are valued at the closing net asset value of the underlying fund on the day of valuation.

Investment transactions are recorded on the date of purchase or sale. Interest income, including amortization/accretion of premium/discount, is accrued daily.

Dividend Distributions

Dividends from net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month. All dividends and distributions are credited in the form of additional shares of CMV.

Distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:

Ordinary Income
2006	$9,937,769
2005	6,866,066

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward
$12,724	$(11,147)

Taxes

CMV intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (“Code”), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2006, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(7,909)	2011
	(3,238)	2012

Total	$(11,147)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital

12

gains. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Custody Credits

CMV has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses. During the period, under this arrangement, CMV’s custodian fees were reduced by $658. CMV could have employed the uninvested assets to produce income if CMV had not entered into such arrangement.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with RS Investment Management Co. LLC (“RS Investments”), an independent subsidiary of Guardian Investor Services LLC (“GIS”), whereby RS Investments serves as adviser and administrator to the Fund. GIS, a wholly-owned subsidiary of GLICOA, acquired a majority interest in RS Investments on August 31, 2006. Fees for investment advisory services are at an annual rate of 0.50% of CMV’s average daily net assets for the first $500 million and at an annual rate of 0.45% of CMV’s average daily net assets in excess of $500 million.

GIS serves as the sub-adviser for CMV. Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS provides sub-advisory, administrative and accounting services to CMV, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. As compensation for its services, RS Investments pays GIS at an annual rate of 0.475% of the average daily net assets of CMV. Payment of the sub-investment advisory fees does not represent a separate or additional expense to CMV.

An expense limitation with respect to the Fund’s total annual operating expenses is imposed through December 31, 2009 to limit the Fund’s total annual operating expenses in future periods to the annual rate of total annual operating expenses that was applicable to shares of the Predecessor Fund as of September 30, 2006. GIS assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.59% of the average daily net assets of CMV. No subsidy of the ordinary operating expenses of CMV was required for the year ended December 31, 2006.

The Fund has adopted a Deferred Compensation Plan (the “Plan”) whereby a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

Note C.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, CMV will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, CMV maintains the right to sell the collateral and may claim any resulting loss against the seller. At December 31, 2006, all repurchase agreements held by the Fund had been entered into on December 29, 2006.

13

Notes to Financial Statements — RS Cash Management VIP Series (continued)

December 31, 2006

Note D.	Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized for CMV Class I. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	Shares		Amount
Shares sold	16,340,865	13,825,996	$163,408,649	$138,259,958
Shares issued in reinvestment of dividends	993,777	686,607	9,937,769	6,866,066
Shares repurchased	(17,058,761)	(22,341,516)	(170,587,606)	(223,415,161)

Net increase/(decrease)	275,881	(7,828,913)	$2,758,812	$(78,289,137)

Note E.	Temporary Borrowings

The Fund, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit defined in the Fund’s Statement of Additional Information or the Prospectus.

Note F.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note G.	Sales Transaction

On August 31, 2006, GIS, a wholly owned subsidiary of GLICOA, acquired approximately 65% of the ownership interest in RS Investments. The Fund entered into a new investment advisory agreement with RS Investments as of that date. GIS’ acquisition of that interest in RS Investments did not result in any change in the personnel engaged in the management of the Fund or in the investment objective or policies of the Fund. RS Investments’ continued service as the investment adviser to the Fund after the acquisition was approved by the Fund’s Board of Trustees and the shareholders of the Fund.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, additional trustee fees and expenses or other similar expenses incurred in connection with the completion of the transaction, were paid by RS Investments and GIS.

Note H.	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective within the first required financial statement reporting period (semi annual reporting) for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Cash Management VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Cash Management VIP Series (the “Fund”) at December 31, 2006, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for each of the periods presented through December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 8, 2007

15

Supplemental Information — Unaudited

Meeting of Shareholders On September 28, 2006, a special meeting of shareholders was held for The Guardian Cash Fund, Inc. (“Predecessor Fund”). Voting results are shown below. At the meeting, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization (the “Agreement and Plan”), dated August 15, 2006, between The Guardian Cash Fund, Inc. and RS Variable Products Trust, on behalf of RS Cash Management VIP Series.

Proposal To Approve the Agreement and Plan:

For	Against	Abstain	Total
22,782,893.284	1,176,410.954	2,803,241.010	26,762,545.248

16

Supplemental Information — Unaudited

Approval of Investment Advisory Agreements for Series of RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 3, May 12, and May 24, 2006, to consider approval of an Investment Advisory Agreement between the Funds and RS Investments; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Investor Services LLC (“GIS”) with respect to RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Cash Management VIP Series; a Sub-Advisory Contract between RS Investments and UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to RS Large Cap Value VIP Series; a Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investments and Guardian Baillie Gifford Limited (“GBG”) with respect to RS International Growth VIP Series and RS Emerging Markets VIP Series; and a Sub-Sub-Investment Advisory Agreement between GBG and Baillie Gifford Overseas Limited (“BGO”) with respect to RS International Growth VIP Series and RS Emerging Markets Growth VIP Series (collectively, the “Advisory Agreements”). In all of their deliberations, the disinterested Trustees were advised by their independent counsel, with whom they had additional separate discussions on a number of occasions. In addition, the disinterested Trustees were assisted in their review by third-party consultants, whom the disinterested Trustees retained for purposes of assisting them in their consideration of the Advisory Agreements.

Each of the Funds was newly formed in connection with the proposed reorganization of each of the Guardian-sponsored mutual funds (the “predecessor funds”) into a corresponding Fund advised by RS Investments and, with respect to a number of the Funds, sub-advised, or sub-sub-advised, by GIS, UBS, GBG or BGO. In the course of their deliberations, the Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Representatives of the disinterested Trustees also met with representatives of UBS and BGO. The Trustees considered that it was anticipated that portfolio management personnel of each of the predecessor funds except The Guardian UBS VC Small Cap Value Fund (the predecessor fund to RS Partners VIP Series) would continue as the portfolio management personnel of the Funds, and that the portfolio management personnel of RS Investments’ Value Group would assume the portfolio management responsibility for RS Partners VIP Series.

The Trustees considered the fees proposed to be charged by RS Investments to the Funds, and, if applicable, by the sub-advisers to RS Investments or by BGO to GBG under the Advisory Agreements. The Trustees noted that the fees to be charged to the Funds under the Advisory Agreements were in all cases at least as favorable to the Funds as the fees charged to their predecessor funds. RS Investments furnished information to the Trustees compiled by the third-party consultants based on information from the independent Lipper and Morningstar organizations showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes as selected by the third-party consultants. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds.

RS Investments stated that each of the Funds would be subject to an expense limitation until December 31, 2009, that would be the same as the expense limitation of the relevant predecessor fund or determined based upon the predecessor fund’s expense ratio as of September 30, 2006. In addition, the Trustees recognized that it was possible the Funds over time could experience reduced expenses both because RS Investments and GIS, as a combined firm, may be in a position to purchase services from third parties for their clients at

17

Supplemental Information — Unaudited (continued)

improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the sizes of the Funds and possible reduced expenses through economies of scale.

The Trustees noted that, because the Funds would be new Funds and because of the upcoming consolidation of the RS and GIS fund families, it would be appropriate to consider in greater detail in the future whether and to what extent economies of scale might be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints might be appropriate.

The Trustees reviewed performance information for each of the predecessor funds for various periods. That review included an examination of comparisons of the performance of the predecessor funds to relevant securities indexes and various peer groups of mutual funds using data from the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the predecessor funds compared to peer funds during various periods. The Trustees considered the performance of each predecessor fund over the life of the fund and in recent periods, while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees noted that the performance information presented to the Trustees showed that most of the predecessor funds were above the median performance among their peers for the three- and five-year periods, which the Trustees believed to be most relevant, but that certain funds had less favorable relative performance for other periods. The Trustees also noted that several funds had acceptable, if relatively high, total expense levels. In light of the fact that the Funds were being formed in connection with the broader transaction involving GIS’s proposed acquisition of a majority interest in RS Investments, the Trustees determined to approve the Advisory Agreements for a one-year period (rather than the two-year period allowed under the Investment Company Act of 1940, as amended) in order to give themselves the opportunity to formally reconsider the Funds’ performance and expenses after having observed the Funds and the GIS organization during the Funds’ initial year of operation.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments and the sub-advisers. In this regard, the Trustees took into account the experience of the proposed portfolio management teams and the resources available to them generally. After considering all of the information described above, the Trustees unanimously voted to approve the Advisory Agreements, including the advisory fees proposed in connection with that approval, for the one-year period commencing upon the Funds’ commencement of operations.

18

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers
Terry R. Otton† 52 years old	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004- September 2006	CEO (prior to September 2005, Co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	35	Trustee, RS Investment Trust
Dennis J. Manning†† 60 years old	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Chairman, RS Investments (since August 2006).	35	Trustee, RS Investment Trust
Benjamin L. Douglas† 40 years old	Vice President, Secretary and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly Vice President and Senior Counsel, Charles Schwab Investment Management Inc., an investment management firm.	N/A	N/A
James E. Klescewski† 51 years old	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly CFO, JCM Partners, LLC; formerly, CFO, Private Wealth Partners, LLC; formerly CFO, Fremont Investment Advisors, Inc.; formerly, CFO, Montgomery Asset Management, LLC, (all firms listed above are investment management firms.)	N/A	N/A

19

Supplemental Information — Unaudited (continued)

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr.† 61 years old	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and Co-COO, Husic Capital Management, an investment management firm.	N/A	N/A
Disinterested Trustees
Leonard B. Auerbach 60 years old	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004- February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Investment Trust
Judson Bergman 50 years old	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back- office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Investment Trust
Jerome S. Contro 50 years old	Trustee; Co-Chairman of the Board, August 2004- February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Trust; Trustee, RS Investment Trust
John W. Glynn, Jr. 66 years old	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Investment Trust

20

Trustees and Officers Information Table

Name, Address* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	No. of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (continued)
Anne M. Goggin 58 years old	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Investment Trust
John P. Rohal, 59 years old	Trustee	Since December 2006	Private investor; formerly Chairman of EGM Capital, LLC, an investment management firm.	35	Trustee, RS Investment Trust

*	Unless otherwise indicated, the business address of the persons listed is c/o RS Investments, 388 Market Street, Suite 1700, San Francisco, CA 94111.

**	Under the Trust’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his successor is elected or qualified, or until he sooner dies, resigns, is removed, or becomes disqualified. Under the Trust’s Bylaws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

†	“Interested persons” as defined by the 1940 Act by virtue of their positions with RS Investments.

††

Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

The Statement of Additional Information relating to the Funds includes additional information about Trustees and is available, without charge, upon request, by writing to the Funds, calling 1-800-221-3253, or on our Web site at http://www.guardianinvestor.com.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

21

Administration

Officers and Trustees

Terry R. Otton

Trustee, President, and Principal Executive Officer

Leonard B. Auerbach

Trustee and Chairman

Chairman and CEO, L, B, A & C, Inc.

Judson Bergman

Trustee

Founder and CEO, Envestnet Asset Management

Jerome S. Contro

Trustee

Partner, Tango Group

John W. Glynn, Jr.

Trustee

President, Glynn Capital Management

Anne M. Goggin

Trustee

Attorney at Law

Dennis J. Manning

Trustee

President and Chief Executive Officer, The Guardian Life Insurance Company of America

John P. Rohal

Trustee

Benjamin L. Douglas

Secretary, Chief Legal Officer, and Vice President

James E. Klescewski

Treasurer and Principal Financial and Accounting Officer

John J. Sanders, Jr.

Chief Compliance Officer and Senior Vice President

Investment Adviser

RS Investment Management Co. LLC

388 Market Street, San Francisco, CA 94111

Distributor

Guardian Investor Services LLC

7 Hanover Square, New York, NY 10004

Custodian, Transfer Agent and Disbursing Agent

State Street Bank and Trust Company

North Quincy, MA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

San Francisco, CA

Legal Counsel

Ropes & Gray LLP

Boston, MA

22

RS Investments’ Senior Management Biographies

Terry R. Otton

is chief executive officer of RS Investments. He joined RS Investments in 2004 as co-chief executive officer, chief operating officer, and chief financial officer. He has more than 22 years of experience in the investment management industry, having previously served since 2001 as a managing director of the mergers-and-acquisitions practice at Putnam Lovell NBF Group, Inc., an investment banking firm focused on the investment management industry. Previously, Mr. Otton spent more than 10 years as the CFO of Robertson, Stephens & Company and Robertson Stephens Investment Management, the predecessor of RS Investments. He was one of the original principals who established RS’s mutual fund business in 1986, and he served as its CFO until it became an independent, employee-owned firm in 1999. Mr. Otton holds a B.S. in business administration from the University of California at Berkeley and is a Certified Public Accountant.

James E. Klescewski

joined RS Investments in 2006 as chief financial officer. He has three decades of financial and accounting experience, including similar positions at Montgomery Asset Management, LLC, Fremont Investment Advisors, Inc., and Siebel Capital Management, Inc. Jim holds an M.B.A., along with a B.S. in accounting, from the California State University at Hayward, and is a Certified Public Accountant.

RS CASH MANAGEMENT VIP SERIES	23

RS Investments’ Senior Management Biographies (continued)

Benjamin L. Douglas

joined RS Investments in 2003 as general counsel after nearly a decade specializing in investment management law. He joined the firm from Charles Schwab Investment Management, where he served as vice president and senior counsel. Previously, he was an associate at Shartsis, Friese & Ginsburg LLP, a leading law firm in the investment management industry. Mr. Douglas holds a J.D. and an M.P.P., along with a B.A. in history, from the University of California at Berkeley.

John J. Sanders, Jr.

joined RS Investments in 2004 as chief compliance officer. He has more than 35 years of operations and compliance experience. Prior to joining RS, Mr. Sanders was the director of compliance and the co-COO for Husic Capital Management in San Francisco, beginning in April 2000. Prior to that, he was the equity compliance director at Fleet Robertson Stephens. Mr. Sanders began his career in the securities industry with Kidder, Peabody & Co. in New York. In 1976, he moved to San Francisco and joined Robertson, Colman, Siebel and Weisel (which became Robertson Stephens in 1983) as the director of compliance and operations. He also serves as chief compliance officer and senior vice president of RS Investment Trust, reporting directly to the Fund’s Board of Trustees.

24	RS CASH MANAGEMENT VIP SERIES

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of Leonard B. Auerbach, Judson Bergman, Jerome S. Contro and John W. Glynn is an audit committee financial expert serving on its audit committee. Each of those individuals is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the Registrant by its principal accountant

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees*
December 31, 2005	$240,960	$—	$68,768	$—
December 31, 2006	$255,950	$—	$54,360	$—

*	Fees are exclusive of out of pocket expenses.

Fees for services rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including sub-advisers whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement related directly to the operations and financial reporting of the Registrant.

Fiscal Year Ended	Audit Fees	Tax Fees *	All Other Fees *
December 31, 2005	$—	$—	$—
December 31, 2006	$—	$—	$—

*	Fees are exclusive of out of pocket expenses.

Audit-Related Fees represent fees billed in the Registrant’s last two fiscal years for services traditionally performed by the Registrant’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the Registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the Registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The Registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant are $- for 2005 and $1,539,532 for 2006. For the period ended December 31, 2006, fees include fees billed by the Registrant’s accountant to Guardian Investor Services LLC which acquired a majority ownership interest in RS Investments, the Registrant’s investment adviser, on August 1, 2006.

(h)	The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of this item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)), that the design and operation of such procedures are effective to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President (principal executive officer)

Date March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President (principal executive officer)

Date March 7, 2007

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer (principal financial officer)

Date March 7, 2007

*	Print the name and title of each signing officer under his or her signature.